As filed with the SEC on April 29, 2015
Registration No. 333-117572
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. []
Post-Effective Amendment No. 11 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 14 [X]
EMPIRE FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT A
(Exact name of registrant)
EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(Name of depositor)
640 Fifth Avenue
New York, New York 10019
(Address of depositor's principal executive offices)
Depositor's telephone number: (800) 544-8888
_________________________________________________
CYRUS TARAPOREVALA
President
Empire Fidelity Investments Life Insurance Company
640 Fifth Avenue
New York, New York 10019
(Name and address of agent for service)
___________________________________________________________
Copy to:
MICHAEL BERENSON
MORGAN, LEWIS & BOCKIUS LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Individual Variable Life Contracts -- The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective (check appropriate space):

immediately upon filing pursuant to paragraph (b) of rule 485
X	on April 30, 2015, pursuant to paragraph (b) (1) (iii) of rule 485
60 days after filing pursuant to paragraph (a) (1) of rule 485 on ______, pursuant to paragraph (a) (1) of rule 485
	75 days after filing pursuant to paragraph (a) (2) of rule 485	Page _ of _
	on , pursuant to paragraph (a) (2) of rule 485	Exhibit Index Appears on Page __

Title of Securities Being Registered: Interests in Flexible Premium Variable Universal Life Insurance Policy and Flexible Premium Survivorship Variable Universal Life Insurance Policy

Empire Fidelity Investments Variable Life Account A

Prospectus for:

Lifetime Reserves
Flexible Premium Variable Universal Life Insurance Policy

and

Lifetime Reserves
Flexible Premium Survivorship Variable Universal Life Insurance Policy

Issued by

Empire Fidelity Investments Life Insurance Company

Dated April 30, 2015

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It is not valid unless accompanied by a current prospectus for the Money Market Investment Option or for all available Investment Options.

The Policies are available only in New York. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in the prospectus.

Investment Company Act of 1940 File no. 811-21604
EVUL-PRO-0415
1.803603.112

Prospectus Contents

Summary of the Benefits and Risks of the Policies
Benefit Summary	3
Risk Summary	5
Risk/Benefit Summary: Fee Tables	6
General Description of Policy
Purchasing a Policy	9
Free Look Period	10
Selecting and Changing the Beneficiary	10
Death of Owner	11
Transferring Ownership and Assigning Policy Rights	11
Other Benefits and Riders	11
Premiums, Policy Account Values and Investment Option Values	12
Death Benefit and Insurance Proceeds	14
Extended Maturity	19
Facts About the Insurance Company, Variable Account, Investment Options and Fixed Account
Empire Fidelity Investments Life Insurance Company	19
The Variable Account	19
Investment Options and Funds	19
Voting Rights	22
Resolving Material Conflicts	23
Changes in Investment Options	23
The Fixed Account	23
Making Exchanges Among Investment Options and Fixed Account	24
Dollar Cost Averaging	26
Automatic Rebalancing	27
Special Fixed Account Election Rights	27
More About the Policy and the Variable Account
Charges and Deductions	28
Surrenders and Partial Withdrawals	31
Signature Guarantee or Customer Authentication	32
Loans	32
Policy Lapse and Reinstatement	33
Tax Considerations	35
Legal Proceedings	37
Financial Statements	37
Glossary	38

_________________________________________________________________________________________________________

Summary of the Benefits and Risks of the Policies

_________________________________________________________________________________________________________

This summary describes the important features of the Lifetime Reserves variable universal life insurance policy ("Single Life Policy") and survivorship variable universal life insurance policy ("Survivorship Life Policy") offered by Empire Fidelity Investments Life Insurance Company ("we" or "EFILI"). The features of each Policy are the same, unless we specify differences in this prospectus. A glossary defining capitalized terms is included in the back of the prospectus. Please read the entire prospectus for important details.

BENEFIT SUMMARY

We will pay Insurance Proceeds to the named Beneficiaries: upon the death of the single insured person ("Insured") under the Single Life Policy; or upon the death of the last survivor of the two insured persons ("Insureds") under the Survivorship Life Policy.

You, as the Policy's Owner(s), pay the Premiums and name the Beneficiaries. You may designate yourself as Insured, or in appropriate situations, designate another person or persons as Insured(s).

The Policy also allows you, the Owner(s), to seek long-term asset growth on a tax-deferred basis by investing in one or more of the forty-seven Investment Options and/or in the Fixed Account. Your investment in the Policy is reflected in a Policy Account Value, and the Policy gives you access to your Policy Account Value in several ways.

APPLICATION AND PREMIUMS

To purchase a Policy, you first complete an application form ("Application") and provide information about the Insured(s). We will evaluate our risk and, if approved, assign the Insured(s) to an Underwriting Class. You will also need to make an initial Premium payment.

After the Policy is issued, you are not required to pay Premiums according to any particular schedule. You will, however, need to make enough Premium payments to avoid Lapse (termination of the Policy without value). You may greatly increase the risk of Lapse if you do not regularly pay sufficient Premiums.

Free Look Period. When you receive your Policy, the Free Look Period begins. This period is currently ten (10) days, unless the Policy is a replacement of another life insurance policy, in which case the period is sixty (60) days. You may return the Policy during this period and receive a refund of your Premium paid, unless the Policy is a replacement of another policy you owned. If the Policy is a replacement, upon return of the Policy within the Free Look Period, we will refund the value of your Premium payments adjusted for the investment performance of the Investment Options you selected as of the date we receive your returned Policy.

Use of Premiums. Generally, we credit Premium payments, less applicable State Tax Charges, to your Policy Account Value, and allocate them to the Investment Options and the Fixed Account according to your instructions.

No-Lapse Guarantee. Your Policy will specify your Planned Annual Premium. Your Policy will not Lapse during your Policy's No-Lapse Guarantee Period if, on each monthly Policy Processing Day, your total Premium payments, less any Loans, Partial Withdrawals and outstanding interest and charges, are at least as much as if you had paid 1/12 of the Planned Annual Premium each month. The No-Lapse Guarantee period of a Single Life Policy is 10 (ten) years if the Insured's Issue Age is 70 or less; for other Single Life Policies and for all Survivorship Life Policies, this period is 5 (five) years.

DEATH BENEFIT AND INSURANCE PROCEEDS

We will pay Insurance Proceeds based on the Death Benefit to the named Beneficiaries: (a) upon satisfactory proof of death of the Insured while a Single Life Policy is in force; or (b) upon satisfactory proof of death of the last surviving Insured while a Survivorship Life Policy is in force.

Insurance Proceeds. The Insurance Proceeds will be the Death Benefit, less any Loan Balance and any Monthly Deductions due but unpaid at death.

Death Benefit Options. You will select a Face Amount, and choose between two Death Benefit options under the Policy. Under Death Benefit Option A, the Death Benefit is generally the fixed Face Amount you select. Increases in the Policy Account Value in an Option A Policy will normally decrease the insurance company's Net Amount at Risk, on which the Cost of Insurance charges are based. For the same reason, decreases in the Policy Account Value will increase the Net Amount at Risk and increase your Cost of Insurance charges.

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Under Death Benefit Option B, the Death Benefit is generally the sum of the fixed Face Amount you choose and the Policy Account Value. The Option B Death Benefit generally varies with the Policy Account Value.

You will also choose one of two tax tests to be applied to your Policy, so that the Policy can be treated as life insurance under Federal tax law. In some circumstances, these tests may increase the Death Benefit and Cost of Insurance under Option A or Option B.

Extended Maturity. If an Insured is alive when the Policy reaches its Extended Maturity date, the Death Benefit will be converted to, and thereafter be defined as, the Policy Account Value. No new Premiums will be accepted, but the Owner retains other rights under the Policy as described in "Extended Maturity" below. The Extended Maturity date is: for a Single Life Policy, the Policy Anniversary nearest the Insured's 100th birthday; for a Survivorship Life Policy, the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured. Insurance Proceeds immediately after the Extended Maturity date may be far less than before that date.

POLICY ACCOUNT VALUE AND CASH SURRENDER VALUE

Policy Account Value is the total value of your accounts in the Investment Options, the Fixed Account and the Loan Collateral Account. Cash Surrender Value is the Policy Account Value, less any Loan Balance (which includes accrued interest).

Policy Account Value and Cash Surrender Value may vary from day to day, depending on the investment performance of the Investment Options you choose, interest we credit to the Fixed Account, transactions you request, Loan interest and collateralization, and periodic charges.

• Investment Options

You may direct your Net Premiums to one or more of forty-seven Investment Options of Empire Fidelity Investments Variable Life Account A (the "Variable Account"). Each Investment Option invests exclusively in one of the mutual funds ("Funds") described in "The Funds" below. The Funds are managed or sub-advised by Fidelity Management & Research Company ("FMR"), Strategic Advisers®, Inc. (Strategic Advisers), an affiliate of FMR, Geode Capital Management, LLC ("Geode"), Morgan Stanley Investment Management Inc. ("Morgan Stanley"), Lazard Asset Management LLC ("Lazard"), and Invesco Advisers ("Invesco"). Each Fund has its own investment objectives, policies and risks, as described in its separate Fund prospectus, and if available, summary prospectus. Except for the Fidelity VIP Money Market Fund, each Fund is intended as a long-term investment.

Some of the Funds are managed by FMR: Fidelity VIP Asset Manager, Fidelity VIP Asset Manager: Growth, Fidelity VIP Balanced, Fidelity VIP Consumer Discretionary, Fidelity VIP Consumer Staples, Fidelity VIP Contrafund®, Fidelity VIP Disciplined Small Cap (sub-advised by Geode), Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Energy, Fidelity VIP Equity Income, Fidelity VIP Financial Services, Fidelity VIP Growth, Fidelity VIP Growth & Income, Fidelity VIP Growth Opportunities, Fidelity VIP Health Care, Fidelity VIP High Income, Fidelity VIP Index 500, Fidelity VIP Industrials, Fidelity VIP International Capital Appreciation, Fidelity VIP Investment Grade Bond, Fidelity VIP Materials, Fidelity VIP Mid Cap, Fidelity VIP Money Market, Fidelity VIP Overseas, Fidelity VIP Real Estate, Fidelity VIP Strategic Income, Fidelity VIP Technology, Fidelity VIP Telecommunications, Fidelity VIP Utilities, Fidelity VIP Value, and Fidelity VIP Value Strategies.

Others are managed by Strategic Advisers, an affiliate of FMR: Fidelity VIP FundsManager® 20%, Fidelity VIP FundsManager® 50%, Fidelity VIP FundsManager® 70%, Fidelity VIP FundsManager® 85%, Fidelity VIP Investor Freedom® 2005, Fidelity VIP Investor Freedom® 2010, Fidelity VIP Investor Freedom® 2015, Fidelity VIP Investor Freedom® 2020, Fidelity VIP Investor Freedom® 2025, Fidelity VIP Investor Freedom® 2030, and Fidelity VIP Investor Freedom Income®.

Other funds are managed by:

Invesco: Invesco V.I. Global Core Equity Fund

Lazard: Lazard Retirement Emerging Markets Equity Portfolio

Morgan Stanley: Emerging Markets Debt Portfolio, Emerging Markets Equity Portfolio, and Global Strategist Portfolio

• Fixed Account

You may currently allocate funds to the Fixed Account, a part of our general account that earns interest at fixed rates. We may restrict the Fixed Account's availability from time to time. We guarantee that amounts allocated to the Fixed Account will earn interest daily at an annual rate that will never be less than the guaranteed rate stated in your Policy Schedule. The fixed rate will be reset periodically. Any Funds in the Fixed Account do not fluctuate with the investment performance of our general account or of the Investment Options.

• Exchanges

You may currently transfer or "Exchange" money among the Investment Options without charge. We reserve the right to charge if you Exchange on more than twelve days during a calendar year. You may currently make one transfer per Policy Year from the Variable Account to the Fixed Account, but the total of such transfer plus any Premium payment amounts allocated to the Fixed Account during that Policy Year may not exceed $20,000. Additional Exchange policies and restrictions are described in detail in "Exchanges Among Investment Options."

SURRENDERS AND PARTIAL WITHDRAWALS

At any time while the Policy is in force, you may make a request to Surrender your Policy or to take a Partial Withdrawal of $500 or more. Upon Surrender, we will send you the Cash Surrender Value of the Policy, and the Policy will terminate. A Partial Withdrawal will reduce the Policy Account Value, Cash Surrender Value and the Death Benefit. There are no fees imposed upon Surrenders or Partial Withdrawals.

LOANS

After the first Policy Year, you may borrow money from EFILI using the Policy as the only collateral for the Loan. At the time we lend you the money, we will transfer an equivalent amount from your Investment Options and Fixed Account into a Loan Collateral Account as collateral. We will charge you 6% per year on outstanding Loan Balances. The Loan Collateral Account earns 4% per year in the first ten Policy Years, and 5.75% per year thereafter.

You may repay Loans at any time and on any schedule while the Policy is in force.

ADDITIONAL BENEFITS AND RIDERS

For additional charges, and subject to underwriting, you may add these optional benefits to a Single Life Policy: (a) Children's Term Rider; and/or (b) either Total Disability Premium Payment Rider or Total Disability Waiver of Monthly Deductions Rider.

For additional charges, and subject to underwriting, you may add the Total Disability Premium Payment Rider, on one or both Insureds, to a Survivorship Life Policy. An Estate Protection Rider may also be added to the Survivorship Life Policy, subject to underwriting.

RISK SUMMARY

INVESTMENT RISK

Investment Options. This Policy is designed for Death Benefit protection and long term asset growth. This Policy is not a short-term savings vehicle. You bear the risk that the investment performance of any Investment Options you select will be unfavorable and that the Policy Account Value will decrease. You could lose everything you invest. A comprehensive discussion of the risks of each underlying Fund may be found in the Fund's prospectus, and if available, summary prospectus.

Fixed Account. We credit Premiums you allocate to the Fixed Account with interest at a fixed rate. You bear the risk that the rate may decrease, although it will never be lower than the guaranteed rate stated in your Policy Schedule. In addition, because the Fixed Account interest rate is set for as long as 15 months, during periods of rising general interest rates you may earn less competitive rates in the Fixed Account than in variable or shorter-term instruments. Finally, the Fixed Account is subject to our claims-paying ability.

RISK OF LAPSE

If your Cash Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy will be in Default. The Cash Surrender Value may decline for several reasons, including negative investment performance, the Policy's regular monthly charges, and any Partial Withdrawals or Loans you take out. We will notify you of any Default and explain that your Policy will Lapse, that is, terminate without value, unless you make sufficient Premium payments during the 61-day Grace Period. You may reinstate a Lapsed Policy if you meet certain requirements.

CREDIT RISK

As with any life insurance Policy, the Death Benefit guarantees, Rider guarantees and Fixed Account obligations depend on our ability to make payments. You are encouraged to review our financial statements, which are updated annually and available upon request in the Statement of Additional Information ("SAI").

TAX RISKS

We believe, but do not guarantee, that the Policy should be considered a life insurance Policy under Federal tax law. This means that if you do not take out a Loan, Partial Withdrawal or Surrender, you should not be deemed to have received any distributions or income from the Policy for Federal tax purposes. Moreover, the Beneficiaries should be able to exclude the Insurance Proceeds from their gross incomes, and generally should not have to pay income tax on these proceeds. Estate taxes may, however, apply. In the event the Policy were determined not to be a life insurance Policy for Federal tax purposes, however, you may be considered to be in constructive receipt of Policy Account Value, with uncertain tax consequences, and the Insurance Proceeds may be treated as taxable income to the Beneficiary.

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Distributions from the Policy may be treated in two ways. If you pay Premiums in excess of certain tax guidelines, the Policy may be treated as a Modified Endowment Contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then distributions from Surrenders, Partial Withdrawals and Loans will be taxable as ordinary income to the extent there are earnings in the Policy, and taxable amounts withdrawn prior to the Owner's age 59 1/2 may also be subject to a 10 percent IRS penalty. If the Policy is not a MEC, these distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income, and generally will not be subject to the 10 percent IRS penalty.

Existing tax laws that benefit this Policy may be changed at any time.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters. See "Federal Tax Considerations."

PARTIAL WITHDRAWAL RISK

Partial Withdrawals increase the risk of Lapse and reduce the Policy Account Value, Cash Surrender Value and Insurance Proceeds.

Partial Withdrawals may also result in adverse tax consequences. You should consult a qualified tax adviser for assistance in all Policy-related tax matters. See "Federal Tax Considerations."

LOAN RISKS

A Policy Loan may reduce benefits, increase costs, and increase the risk of Lapse.

First, if you take a Policy Loan, we will transfer the Loan amount from the Investment Options and Fixed Account, into the Loan Collateral Account. This reduces the Cash Surrender Value and Insurance Proceeds while the Loan is outstanding.

Second, a Policy Loan, whether or not repaid, will affect Policy Account Value and Cash Surrender Value over time, because the amounts held in the Loan Collateral Account will not participate in the Investment Options or Fixed Account while the Loan is outstanding.

Third, you will pay interest on Loan balances while the Loan is outstanding.

Fourth, a Policy Loan increases the risk of Lapse by reducing the Cash Surrender Value while the Loan is outstanding.

Policy Loans may also result in adverse tax consequences. You should consult a qualified tax adviser for assistance in all Policy-related tax matters. See "Federal Tax Considerations."

RISK/BENEFIT SUMMARY: FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer assets between the Funds.

TRANSACTION FEES
CHARGE	WHEN CHANGE IS DEDUCTED	AMOUNT DEDUCTED
State Tax Charge[1]	Upon any Premium payment	2.25%
Sales Charges (Loads)	N/A	None
Surrender/Withdrawal Charges	N/A	None
Exchange Fees[2]	Upon Investment Option exchanges above 12 per year	Up to $20 (Not currently charged)
Funds' Short-Term Redemption Fee[3]	Upon redemptions (including Exchanges) of interests in Investment Options held for less than 60 days	1% of amount redeemed

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1 Any change in the State Tax Charge is subject to approval by the Superintendent. See "State Tax Charge," below.

2 You may generally make Investment Option Exchanges on up to 12 business days per calendar year free of charge.

3 The Funds that impose this fee are: Fidelity VIP Consumer Discretionary Portfolio, Fidelity VIP Consumer Staples Portfolio, Fidelity VIP Energy Portfolio, Fidelity VIP Industrials Portfolio, Fidelity VIP Financial Services Portfolio, Fidelity VIP Health Care Portfolio, Fidelity VIP Materials Portfolio, Fidelity VIP Technology Portfolio, Fidelity VIP Telecommunications Portfolio and Fidelity VIP Utilities Portfolio. Any short-term redemption fees are retained by the Funds and are part of the Funds' assets.

The following table describes the fees and expenses that you will pay periodically during the time that you own a Single Life Policy, not including the underlying Funds' fees and expenses.

SINGLE LIFE POLICY PERIODIC CHARGES (OTHER THAN THE FUNDS' OPERATING EXPENSES)
CHARGES	WHEN DEDUCTED	AMOUNT DEDUCTED
MANDATORY CHARGES
Cost of Insurance[4] (per $1,000 of Net Amount at Risk)	Monthly
• Minimum • Maximum • Representative Insured (45-year-old male nonsmoker, preferred class, $1 million Face Amount policy)		Minimum: $0.029 per $1,000 Maximum: $83.33 per $1,000 Representative: $0.0625 per $1,000 (first ten years)
Policy Charge	Monthly	$5
Mortality and Expense Risk Charge (charged on and deducted from Investment Options ONLY)	Daily based on annual rates	Years 1-20: 1.00% annually Years 21+: 0.40% annually
RIDER CHARGES (OPTIONAL)
Children's Term Rider	Monthly	$5

Total Disability Waiver of Monthly Deductions Rider

(per $1.00 of Monthly Deduction Waiver)[4]

• Minimum

• Maximum

• Representative Insured

(45-year-old male nonsmoker, preferred class,
$1 million Face Amount policy)

	Monthly	Minimum: $0.03 per $1 Maximum: $0.362 per $1 Representative: $0.064 per $1

Total Disability Premium Payment Rider

(per $1.00 of Disability Benefit Amount)[4]

• Minimum

• Maximum

• Representative Insured

(45-year-old male nonsmoker, preferred class,
$1 million Face Amount policy)

	Monthly	Minimum: $0.025 per $1 Maximum: $0.204 per $1 Representative: $0.039 per $1
POLICY LOAN INTEREST RATES (Loans are optional; for details, see "Loans") • Charged on Loan Balance • Credited on Loan Collateral Account	Annual Rates	All Policy Years: 6% Policy Years 1-10: 4% Policy Years 11+: 5.75%

4 The Cost of Insurance and Disability Rider costs vary based on individual characteristics. The Cost of Insurance charge or other charges shown in the table may not be representative of the charge that a particular Owner will pay. For more information about the particular Cost of Insurance or other charges that may apply to your specific situation, please call 1-888-343-5433. "Net Amount at Risk" is the Death Benefit less the Policy Account Value, and reflects the insurance company's financial risk in the event of the Insured's death. See "Charges and Deductions."

The following table describes the fees and expenses that you will pay periodically during the time that you own a Survivorship Life Policy, not including the underlying Funds' fees and expenses.

SURVIVORSHIP LIFE POLICY PERIODIC CHARGES (OTHER THAN THE FUNDS' OPERATING EXPENSES)
CHARGES	WHEN DEDUCTED	AMOUNT DEDUCTED
MANDATORY CHARGES
Cost of Insurance[5] (per $1,000 of Net Amount at Risk)	Monthly
• Minimum • Maximum • Representative Insureds (55 year old male nonsmoker, preferred class, and 50 year old female nonsmoker, preferred class)		Minimum: $0.0001 per $1,000 Maximum: $83.33 per $1,000 Representative (1st year): $0.00208 per $1,000
Unit Charge (per $1,000 of Face Amount or Face Amount Increase)	Monthly for 36 months after Issue or Face Amount Increase	$0.05 per $1000 (current charge) $0.08333 per $1000 (guaranteed maximum charge)
Policy Charge	Monthly	$5
Mortality and Expense Risk Charge (charged on and deducted from Investment Options ONLY)	Daily based on annual rates	Years 1-20: 1.00% annually Years 21+: 0.40% annually
RIDER CHARGES (OPTIONAL)
Estate Protection Rider	N/A	None

Total Disability Premium Payment Rider

(Per $1.00 of Disability Benefit Amount) (Single Insured Rate: charges apply to each Insured selected for coverage)[5]

• Minimum

• Maximum

• Representative Insured

(55 year old male nonsmoker, preferred class)

	Monthly	Minimum: $0.025 per $1 Maximum: $0.204 per $1 Representative: $0.072 per $1
POLICY LOAN INTEREST RATES (Loans are optional for details, see "Loans") • Charged on Loan Balance • Credited on Loan Collateral Account	Annual Rates	All Policy Years: 6% Policy Years 1-10: 4% Policy Years 11+: 5.75%

5 The Cost of Insurance and Disability Rider costs vary based on individual characteristics. The Cost of Insurance charge or other charge shown in the table may not be representative of the charge that a particular Owner will pay. For more information about the particular Cost of Insurance or other charges that may apply to your specific situation, please call 1-888-343-5433. "Net Amount at Risk" is the Death Benefit less the Policy Account Value, and reflects the insurance company's financial risk in the event of the Insured's death. See "Charges and Deductions."

The next item shows the current minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time you own the Policy. These expenses are deducted from Fund assets, and include management fees and all other expenses. Fund operating expenses are subject to change. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

FUNDS' OPERATING EXPENSES
	Minimum	Maximum
FUNDS' TOTAL ANNUAL OPERATING EXPENSES (as a percentage of assets)	0.10%	1.70%

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General Description of Policy

_________________________________________________________________________________________________________

The Policy belongs to you, the Owner(s) named in the Application or in a later valid assignment or transfer. While any Insured is living, the Owner(s) may exercise all of the rights and options described in the Policy.

A Policy may be jointly owned only by a married couple, or by two unmarried individuals to the extent state law requires recognition of their joint ownership. If there are two Owners, both Owners must act together to change Beneficiaries, change the Death Benefit, or to request payment transactions, such as Surrenders, Partial Withdrawals and Loans. Either Owner may exercise other Policy rights, consistent with our then-current procedures.

PURCHASING A POLICY

We offer these Policies only in New York. To purchase a Policy, you must submit a completed Application to us at our Home Office. The minimum initial Face Amount is $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy. The Single Life Policy is available if the Insured is between the Issue Ages of 0-85, and the Survivorship Life Policy is available only if both Insureds are between the Issue Ages of 21-90. We may permit exceptions to these rules in some cases.

We must receive evidence of insurability, usually including a medical examination of each named Insured, that satisfies our underwriting standards before we will issue a Policy. If any proposed Owner is not also an Insured, we may also require evidence that the proposed Owner and/or the Beneficiaries have insurable interests, consistent with applicable law, in the life of each Insured. We reserve the right to modify our underwriting requirements at any time, and to reject an Application for any reason permitted by law.

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Insurance coverage under the Policy will take effect on the Policy Date stated in your Policy, provided all of the following three conditions are met: (1) when we issue the Policy to you, each proposed Insured is alive and in the same condition of health as described in the Application, (2) the Minimum Initial Premium has been paid (see "Minimum Initial Premium" below), and (3) the Application and any other forms we require have been completed and returned to our Service Center. The printed Policy, together with the Application and other materials you may submit, and any Riders, endorsements or amendments attached to the Policy will constitute the entire Policy. Only the President, Secretary or Assistant Secretary of EFILI will have the power to change the Policy or waive any Policy provision on our behalf.

We may in our discretion issue a Conditional Receipt prior to issuance of a Single Life Policy, if permitted under New York law. Any Premiums paid prior to issuance will be held in a non-interest bearing suspense account during the underwriting process. If the Insured dies before we issue a Single Life Policy, our liability is limited to the Premium payment amount evidenced by the Conditional Receipt unless all conditions therein are met. We will, however, pay the Insurance Proceeds in the event of the death of the Insured prior to issuance of a Single Life Policy, if, and only if: (a) we receive evidence of the Insured's insurability as of the date of the Application that is acceptable to us; and (b) this evidence shows that the Insured qualified for our Standard Underwriting Class or a higher class when the Conditional Receipt was issued.

FREE LOOK PERIOD

The law of New York state provides you with the right to cancel the purchase of your Policy for a limited period of time. The period is ten (10) days from the day you receive your Policy, unless the Policy is a replacement of another life insurance policy, in which case the period is sixty (60) days. We assume it will take five days from the day we mail the Policy until you receive it.

The length of the Free Look Period may also be different depending on the source of funds, the age of the purchaser, or for some other reason.

If the Policy is NOT a replacement of another policy you owned, during the Free Look Period, all Net Premiums will be placed in the Fidelity VIP Money Market Fund. At the close of the Valuation Day in which this period expires, we will transfer your money to the Funds and/or to the Fixed Account as you specify in the Application process or in any later instructions you give us. If you cancel the Policy during the Free Look Period, we will refund your Premium payments without adjustment for investment performance.

If the Policy is a replacement of another policy you owned, during the Free Look Period all Net Premiums will be immediately invested in the Investment Options you choose. If you cancel the Policy during the Free Look Period, we will refund the value of your Premium payments adjusted for the investment performance of the Investment Options you selected as of the date we receive your returned Policy.

To cancel the purchase of your Policy, return it to our Service Center before the end of the Free Look Period, together with a written cancellation request. You may not do this by telephone, fax or through the Internet. A Free-Looked Policy will be considered void from the beginning.

SELECTING AND CHANGING THE BENEFICIARY

The Beneficiaries are those persons properly shown in the Company's records as being Beneficiaries on the date of death of the Insured for a Single Life Policy, and the date of death of the last surviving Insured for a Survivorship Life Policy. The Beneficiaries will receive the Insurance Proceeds after the death of all Insured(s). You name Beneficiaries initially in the Application. You may change Beneficiaries in accordance with our procedures at any time while an Insured is alive, as described below.

You may designate Beneficiaries as Primary and Contingent. These designations are described below. You may also request alternate forms of Beneficiary designation, subject to our acceptance. We reserve the right to reject any Beneficiary designation we deem to be not administrable.

You can designate several Primary or several Contingent Beneficiaries. The Primary Beneficiaries that survive all Insured(s) share in any Insurance Proceeds. Shares will be equal, unless you provide otherwise in the Application or in a written notice received in good order at our Service Center while an Insured is alive.

If no Primary Beneficiary survives all Insured(s), then the surviving Contingent Beneficiaries will share the Insurance Proceeds. Each Contingent Beneficiary will receive an equal share of the Insurance Proceeds, unless you have instructed us otherwise in the Application or in a written notice received in good order at our Service Center while an Insured is alive. No Contingent Beneficiary will receive any Insurance Proceeds unless all of the Primary Beneficiaries die before the death of the last surviving Insured.

If you designate Beneficiary shares, your instructions must specify each share as a whole number percentage. If the total does not equal 100% for the class receiving payment (Primary or Contingent), each Beneficiary's share will be determined by using a fraction, the numerator of which is the stated percentage for the Beneficiary, and the denominator of which is the total of the percentages for the Beneficiaries who will receive payment.

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If all named Beneficiaries die before the death of the last surviving Insured, we will pay the Insurance Proceeds to any surviving Owner(s). If no Beneficiary or Owner survives, we will pay the estate of the last surviving Owner. If no Beneficiary survives both the Insureds, the Insureds are joint Owners and there is no sufficient evidence that the Insureds have died other than simultaneously, we will pay the estate of the Insured named second on the Policy Application. The Owner(s) may control this outcome by naming one or both Insureds as Beneficiaries, and/or by specifying the order in which the Insureds appear on the Policy Application.

The consent of each irrevocable Beneficiary, if any, is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and exchanging among Investment Options and the Fixed Account.

You can change any Beneficiary, other than an irrevocable Beneficiary, while an Insured is alive by providing us with written notice, in a form acceptable to us. We reserve the right to reject any Beneficiary designation that we deem to be not administrable, and may in our discretion require evidence that the proposed Beneficiary has an insurable interest, consistent with applicable law, in the life of each Insured. Any Beneficiary change is effective as of the date that your written notice was signed, provided that the notice is in good order. We are not, however, liable or otherwise responsible for any payment or other actions we take consistent with valid Beneficiary designations we have on file at the time of the payment or action.

A Beneficiary generally may not pledge, commute, or otherwise encumber or transfer payments under the Policy before they are due.

DEATH OF OWNER

If you, the Owner, are not an Insured and if you die while an Insured is still alive, ownership of the Policy will generally pass to your estate. If you are the Insured under a Single Life Policy or the second Insured to die under a Survivorship Life Policy, we will pay Insurance Proceeds upon your death as described below under "Death Benefit."

TRANSFERRING OWNERSHIP AND ASSIGNING POLICY RIGHTS

Any Owner may request to transfer his or her ownership interest of the Policy to a new Owner by providing a written notice to us at any time while an Insured is alive. If you transfer ownership, your ownership rights terminate and the new Owner will succeed to all of your rights under the Policy. Transferring ownership does not change the Beneficiary, and all such transfers are subject to any outstanding Policy Loan.

You may also request to assign specific Policy rights to a creditor as collateral for a new or pre-existing obligation. Such an assignment does not cause a change of ownership, but your ownership rights and the interests of any Beneficiary will be subject to the assignment. Assignments of rights are subject to any outstanding Policy Loan. We may require the written consent of a collateral assignee to exercise certain Policy rights, such as Surrenders, withdrawals and Loans.

We may in our discretion require evidence that any proposed transferee or assignee has an insurable interest, consistent with applicable law, in the life of the Insured, and we may refuse a request for a transfer of ownership or for an assignment for any reason as permitted or required by law.

With respect to ownership transfers or assignments of Policy rights, we are not:

• bound by any ownership transfer or assignment unless and until we receive a written notice of the transfer or assignment in good order at our Service Center;

• responsible for the validity of any ownership transfer or assignment or determining the extent of an assignee's interest;

• liable for any payment we make before we receive written notice of the transfer or assignment at our Service Center; or

• bound by an ownership transfer to more than one person, except for transfers to married couples and to unmarried individuals where required by law.

Transferring ownership of the Policy or assigning Policy rights may have tax consequences. See "Tax Treatment." You should consult a qualified tax adviser before making any transfer or assignment.

OTHER BENEFITS AND RIDERS

PLEASE NOTE: "Riders" are separate forms that can be added to your Policy, usually for additional costs, to provide additional insurance benefits. You must generally apply for Rider coverage when you apply for the Policy itself. We may decline or limit Rider coverage in accordance with our underwriting standards or for any reason permitted by law.

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The Rider descriptions below are summaries only; you should review the Rider forms themselves for more complete terms and conditions.

SINGLE LIFE POLICY RIDERS

• Children's Term Rider. This Rider provides $10,000 term life insurance coverage on each of the Insured's children named in the Application and on each child later born to or adopted by the Insured. Coverage initially applies to each child over 14 days and under 18 years old while the Rider is in effect, and terminates on the earlier of the Insured's age 65 or as each child turns age 25. You can apply for this Rider at the time of Application for the Policy or at the birth or legal adoption of the first child of the Insured. See the Rider for complete details of the coverage.

• Total Disability Riders. You can purchase one of two total disability Riders, in connection with your initial Policy Application, as long as the Insured is at least 18 and under 65 when the Policy is issued.

Total Disability Premium Payment Rider. This Rider provides that during periods of the Insured's total disability, as defined in the Rider, we will pay a Disability Benefit Amount, of up to the lesser of the one-twelfth (1/12) of the Planned Annual Premium or $2,500 per month, as a Premium to this Policy on each monthly Policy Processing Day while total disability continues and other requirements are met.

Total Disability Waiver of Monthly Deductions Rider. This Rider provides that during periods of the Insured's total disability, as defined in the Rider, Monthly Deductions under this Policy will be waived while total disability continues and other requirements are met.

Limitations On Both Total Disability Riders. If the Insured's total disability begins at age 65 or later, no benefits will be paid. If the total disability begins on or after the Insured's age 63 but before 65, benefits may continue for up to two years. If the total disability begins on or after the Insured's age 60 but before 63, benefits may continue until up to age 65. If the total disability begins before the Insured's age 60, the benefits will continue as long as the Insured remains totally disabled. You can only elect one of the two Total Disability Riders. We reserve the right to require evidence of the disability before making payment under these Riders, and on an ongoing basis while disability continues. See the Rider(s) for complete details of the coverage.

SURVIVORSHIP LIFE POLICY RIDERS

• Total Disability Premium Payment Rider(s). This Rider can be purchased for either or both Insureds in connection with your initial Policy Application. It provides that during periods of the covered Insured(s)' total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser of one-twelfth (1/12) of the Planned Annual Premium or $2500, as a Premium to this Policy on each monthly Policy Processing Day while total disability continues and other requirements are met. If the Insured's total disability begins at age 65 or later, no benefits will be paid. If the total disability begins on or after the Insured's age 63 but before 65, benefits may continue for up to two years. If the total disability begins on or after the Insured's age 60 but before 63, benefits may continue until up to age 65. If the total disability begins before the Insured's age 60, the benefits will continue as long as the Insured remains totally disabled. We reserve the right to require evidence of the disability before making payment under this Rider, and on an ongoing basis while disability continues. See the Rider(s) for complete details of the coverage.

• Estate Protection Rider. This Rider provides a limited additional term life insurance benefit in the event that both Insureds die during the first four (4) Policy Years. You may apply for this Rider in connection with your initial Policy Application. See the Rider for complete details of the coverage.

PREMIUMS, POLICY ACCOUNT VALUES AND INVESTMENT OPTION VALUES

PREMIUMS

The Policy is a flexible Premium Policy. This means that, subject to certain requirements described below, you may decide when to make Premium payments and in what amounts.

• Minimum Initial Premium

You must make a Minimum Initial Premium in order for coverage to take effect. Your Minimum Initial Premium amount will be at least: the Planned Annual Premium if you have selected an annual payment schedule; one-half the Planned Annual Premium if you have selected a semi-annual payment schedule; or one-sixth of the Planned Annual Premium (two month's worth), if you have elected a monthly payment schedule using automatic electronic funds transfer (EFT). We calculate the Minimum Initial Premium based on several factors, including your choice of Face Amount, the Insured's age, sex and underwriting classification, and, for a Survivorship Life Policy, by Rider selected.

• Subsequent Premium Payments

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After you pay the first Premium, you can pay subsequent Premiums at any time. Each subsequent Premium payment must be at least $50.

When the Policy is issued, we will provide you with a planned Premium payment schedule reflecting your choice of an annual or semi-annual payment schedule, or a monthly payment schedule if you make payments under our EFT (electronic funds transfer) program. You may select a monthly EFT payment schedule of $100 or more for us to automatically deduct Premiums from your bank account, or from your eligible Fidelity mutual fund or brokerage account.

You are not required to pay Premiums according to the planned Premium payment schedule. It is your responsibility, however, to pay enough Premiums to avoid Lapse of the Policy. For additional information, please see "Lapse and Reinstatement" and "No-Lapse Guarantee," below.

We have the right to limit or refund any Premium or portion of a Premium, or to request additional written instructions if, in our opinion, (1) the Premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code see ("Federal Tax Considerations"); or (2) the Premium would make your Policy a MEC under the Internal Revenue Code (see "Federal Tax Considerations"); or (3) the Premium would increase the Net Amount at Risk, unless you provide us with satisfactory evidence of each Insured's insurability. This could occur if the Death Benefit is based on the Policy Account Value times the applicable Internal Revenue Code factor. See "Death Benefit" below.

If you have an outstanding Policy Loan, you should instruct us whether to credit your payments either as Premium payments or as Loan repayments. (See "Policy Loans.") Finally, you may not pay any Premiums after the Policy's Extended Maturity date, although you may make Loan repayments after that date. (See "Extended Maturity.")

• Method of Payment

You may pay for the Premiums with a personal check drawn on a U.S. bank subject to our approval. We reserve the right to refuse a personal check for any reason. You may also make Premium payments by moving money from your Fidelity mutual fund or brokerage account, or under our EFT program. Any Contracts and accounts between which money will be transferred must have at least one owner's name in common. You may also request that we accept proceeds from another life insurance contract in a transaction that qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code. However, if we agree to process a requested 1035 exchange, we are responsible only for actions we take and are specifically not responsible for the performance of the transferring insurance company, for the timing of the transfer or for any adverse tax consequences.

• Purchase Payments Made with Returned Checks or Unfunded Electronic Funds Transfers

If you make a Premium payment with a check that is returned to us unpaid due to insufficient funds or for any other reason, or if your Premium payment is made by an electronic funds transfer that is later reversed due to lack of funds in the bank account from which the transfer was made or for any other reason, we will: (1) reverse the transaction; and (2) if the reversal results in a loss of more than one thousand dollars ($1,000.00) to us, redeem a sufficient number of Investment Option units at the then-current unit values to provide us with an amount equal to the loss. Money will be taken proportionately from all of the Investment Options and the Fixed Account in which you are invested.

If you do not have sufficient value in your Cash Surrender Value, we may take legal action against you to recover any remaining losses we have incurred.

Any redemption we make under this provision may result in a taxable event to you, just as for any other withdrawal.

• Allocating Premiums Among Investment Options and Fixed Account

You choose how to allocate your Premium payments among the Investment Options and the Fixed Account, and the percentage to be allocated to each. These options are described below, under "Investment Options and Funds" and "The Fixed Account."

For the initial Premium payment, you choose the allocation on the Application or otherwise in writing before the Policy is issued. During the Free Look Period, Premiums will be credited as described in the "Free Look Period" above. After the Free Look Period, additional Net Premiums allocated to the Investment Options will be credited to your Policy based on the next computed value of an Investment Option unit following receipt of your payment at the Service Center. Net Premiums allocated to the Fixed Account will be credited under your Policy as of the date the payment is received at our Service Center.

For subsequent Premium payments, you may send allocation instructions to our Service Center in accordance with our then-current procedures. We do not accept instructions by fax or electronic mail. If you make a subsequent Premium payment and do not give us allocation instructions for it, we will allocate it among the Investment Options and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt in good order at our Service Center, and will apply only to Premium payments received on or after that date.

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Instructions may be expressed in dollars or in percentages. All instructions must be in whole numbers, not decimals or fractions. If you give us instructions that are unclear or incomplete, your Premium payment and any future Premium payments will be allocated to the Money Market Investment Option until we receive instructions that are clear and complete. Instructions may be unclear or incomplete if percentage allocations do not total 100% or for some other reason. In the case of incomplete or unclear instructions, we will not be responsible for changes in unit values or for lost market opportunities.

If you pay Premium payments monthly by electronic funds transfer, you will not be able to allocate any of those payments to the Fixed Account.

You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of any Premium payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy Year. We may discontinue the availability of the Fixed Account for transfers from the Investment Options, or for Premium payments, at any time.

You should verify the accuracy of your transaction confirmations and statements immediately after you receive them. If you find a discrepancy with regard to a particular transaction, you should notify the Service Center promptly. We will not be responsible for losses due to unit value changes unless you notify us within ten calendar days from the first time we mail a confirmation or statement with details of the transaction.

POLICY ACCOUNT VALUES AND INVESTMENT OPTION VALUES

The Policy Account Value is the starting point for calculating values under a Policy. The Policy Account Value:

• equals the sum of a Policy's Fixed Account value, all Investment Option values, and Loan Collateral Account value;

• is determined on each Valuation Day after the Policy becomes effective; and

• has no guaranteed minimum amount and may be more or less than Premiums paid.

The Cash Surrender Value is the Policy Account Value, less any Loan Balance (which includes accrued interest).

For each Investment Option to which you allocate Premiums, the Investment Option value is equal to the number of Investment Option units held by the Policy multiplied by the Investment Option's unit value at the end of each Valuation Day. Your Policy's number of units in any Investment Option is the sum of all units purchased with Premium payments or Exchanges, minus the sum of all units redeemed as a result of transactions you have requested (including Exchanges, withdrawals, Surrenders or Loans) and units we have redeemed for Policy charges or to pay Policy benefits.

The value of each Investment Option's accumulation units will be calculated as of the close of business (normally 4:00 p.m. Eastern Time) on each day that there is trading on the New York Stock Exchange ("Valuation Day") and on which the Funds calculate prices. The unit value changes on each Valuation Day based on the total return of the Investment Option. The total return reflects the investment performance of the Fund in which the Investment Option invests and is net of the asset charges to the Investment Option. Shares of the Funds are valued at their net asset values as described in the Funds' prospectuses. Any dividends or capital gains distributions from a Fund are reinvested in that Fund. For further information as to the days on which the funds will calculate prices, please see the accompanying fund prospectuses.

The Policy is "non-participating," meaning there are no dividends. Investment results of the Investment Options are reflected in the Policy Account Value and certain other Policy features.

The investment performance of the Investment Options and underlying Funds, Policy expenses and deduction of charges will affect your Policy Account Value and Cash Surrender Value, and may also affect the amount of your Death Benefit. You bear the entire investment risk for amounts you allocate to the Investment Options. You should periodically review your allocation strategy in light of market conditions and your overall financial objectives.

DEATH BENEFIT AND INSURANCE PROCEEDS

We will pay Insurance Proceeds based on a Death Benefit to the named Beneficiaries: (a) upon satisfactory proof of death of the Insured while a Single Life Policy is in force; or (b) upon satisfactory proof of death of the last surviving Insured (that is, after both Insureds have died) while a Survivorship Life Policy is in force. If all named Beneficiaries die before the Insured, or the last surviving Insured in a Survivorship Life Policy, we will pay the Insurance Proceeds to any surviving Owner(s); if no Owner survives, to the estate of the last surviving Owner.

We will make payment in a lump sum, unless you have agreed with us to a different method of payment. Please contact our Service Center for customer service concerning payment options.

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The Insurance Proceeds equal:

• the Death Benefit (described below); minus

• any unpaid monthly charges; minus

• any Loan Balances, including any accrued but unpaid interest.

We calculate the Death Benefit and Insurance Proceeds as of the Valuation Day on or next following: the date of the Insured's death for a Single Life Policy; the date of death of the last surviving Insured for a Survivorship Life Policy. We will transfer the amounts allocated to Investment Options to the Money Market Investment Option upon receipt of notice of such Insured's death, while we review or process a death claim. We will also pay interest on Insurance Proceeds to the extent required by applicable state law.

Once we have received due proof of the Insured's death that is acceptable to us, we will ordinarily pay the Insurance Proceeds to the Beneficiaries within 15 days. These payments may be delayed in the event that we exercise our right to seek additional evidence, see "Policy Validity" below, or in the event of difficulty locating a Beneficiary or determining the correct Beneficiaries.

Upon the payment of Insurance Proceeds, and any additional benefits then due under a Policy Rider, the Policy and all Riders will terminate, except that a Children's Term Rider will continue in force until its termination as described in the Rider.

• SETTING THE DEATH BENEFIT AT PURCHASE

When you apply for a Policy, you will need to make three decisions in order to set the Death Benefit:

(1) Select a Face Amount of insurance coverage.

(2) Choose Death Benefit Option A or Option B, which determines how the Policy Account Value will affect the Death Benefit.

(3) Choose the tax test we will apply to assure that your Policy is considered life insurance under the Internal Revenue Code.

You can request a hypothetical illustration that shows how each of these decisions affects the benefits of the Policy. You may wish to consult a financial planning or tax professional for additional advice.

Face Amount. The Face Amount sets a minimum level for the Death Benefit. You should pick a Face Amount that satisfies your need for insurance and that you can afford.

Death Benefit Options. This Policy provides two Death Benefit options: Option A and Option B.

Under Option A, the Death Benefit is the greater of:

(1) the Face Amount; or (2) the minimum death benefit under the tax test you select.

Under Option B, the Death Benefit is the greater of:

(1) the Face Amount plus the Policy Account Value; or (2) the minimum Death Benefit under the tax test you select.

Under either option, the Death Benefit is reset to equal the Policy Account Value on the Extended Maturity date. See "Extended Maturity" below.

If you are comfortable with a fixed Face Amount of insurance coverage and prefer that increases, if any, in Policy Account Value reduce insurance costs, you can choose Option A. Cost of Insurance charges are based on a Policy's Net Amount at Risk, which is the difference between Death Benefit and Policy Account Value. Under Option A, increases in Policy Account Value generally reduce the Net Amount at Risk, while decreases in Policy Account Value generally increase the Net Amount at Risk.

If you prefer to have increases in Policy Account Value, due to Premium payments and/or favorable investment performance, reflected in a variable Death Benefit, you can choose Option B. If you choose Option B and your Policy Account Value increases, it will be reflected in an increased Death Benefit; if, however, your Policy Account Value declines, your Death Benefit will decrease. Policy Account Value may decline due to adverse investment experience and/or Policy charges and deductions, if not offset by Premium payments.

The amount of the Death Benefit may vary with the Policy Account Value:

(1) Under Option A, the Death Benefit will vary with the Policy Account Value only when the applicable tax test requires that the Death Benefit exceed the Face Amount. This may occur when the Policy Account Value is large in relation to the Death Benefit. (See "Tax Test" below.) The Death Benefit will also vary after the Extended Maturity date. See "Extended Maturity" below.

(2) Under Option B, the Death Benefit will always vary with the Policy Account Value.

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Tax Test. In order to be treated as life insurance under Federal tax law, the Policy's Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test. These tests generally impact the Death Benefit when an Owner has a relatively large Policy Account Value in relation to the Face Amount.

You will be asked to specify on your Policy Application whether you choose the Guideline Premium Test (GPT) or the Cash Value Accumulation Test (CVAT), except that if the Insured on a Single Life Policy is 75 years old or more on the Policy Issue Date, the CVAT will automatically apply. The GPT generally gives Owners the ability to minimize insurance costs by maintaining a lower Net Amount at Risk over the life of the Policy. (The Net Amount at Risk is the difference between the Death Benefit and the Policy Account Value, and is the basis for monthly Cost of Insurance charges.) The CVAT, on the other hand, enables an Owner to pay in a greater amount of Premium in the early years of the Policy. Once the Policy is issued, you cannot change the tax test. You should consult a qualified tax advisor regarding your choice of tax tests.

Under the GPT, a Policy's Death Benefit will not be less than the Policy Account Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy Account Value by a percentage that decreases over time, are shown in the Table of Guideline Premium Test Percentages in your Policy and in the SAI. They are summarized below, based on the Insured's age or, for Survivorship Life Policies, the younger Insured's age, at the start of each Policy Year (for attained ages not shown, percentages decline pro rata each year):

Insured's Attained Age	GPT Corridor Factor	Insured's Attained Age	GPT Corridor Factor
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%

Under the CVAT, the Death Benefit will not be less than: (a) 1000 times the Policy Account Value, divided by (b) the Net Single Premium Factor per $1,000 of Death Benefit. The net single premium factors vary based on each Insured's sex, Underwriting Class, age at issue and Policy Year, and are shown in your Policy.

• CHANGING THE DEATH BENEFIT AFTER PURCHASE

After the first Policy Year and while the Policy is in force, you may make a written request to change the Face Amount or the Death Benefit option or both. Any such change may affect the Net Amount at Risk over time, which would affect the monthly Cost of Insurance charge. We reserve the right to discontinue allowing such changes.

We generally do not permit more than one such change in any 12 month period, and we do not permit changes while benefits are being paid under any Disability Rider. We reserve the right to reject any change that may, in our opinion, result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. We also reserve the right to require additional written instructions from you in the event that the requested change may, in our opinion, make your policy a MEC under the Internal Revenue Code. A change of Face Amount or Death Benefit option may have unfavorable tax consequences. You should consult a qualified tax adviser before making any change to the Face Amount or the Death Benefit.

In order to request a change of your Face Amount or Death Benefit option, you must submit a written request. If you request an increase in Face Amount or a change in Death Benefit option which, in our opinion, increases our insurance risk, you must also provide additional evidence of the Insured's insurability, as well as any additional paperwork we may require, to our Service Center. The effective date of any requested change in your Death Benefit will be the next monthly Policy Processing Day following the date when we approve your request for a change. A change in Face Amount or Death Benefit option has the effect of amending your Policy terms, and we will send you new Policy schedule pages to reflect this change.

Increasing the Face Amount. You may request an increase in the Face Amount by submitting a written Application and providing evidence of insurability satisfactory to us at our Service Center.

  The minimum increase is $50,000.
  We will require that, on the effective date of an increase, and taking the increase into account, the Cash Surrender Value be at least equal to the monthly charges then due.
  An increase will be effective on the next Policy Processing Day following the date we approve the change, provided that an Insured is living on that date.
  The total Net Amount at Risk will be affected, which will increase the monthly Cost of Insurance charges.

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  Each increase in Face Amount will have its own Underwriting Class and Cost of Insurance Rates as determined at the time of the increase.
  We reserve the right to limit increases in the Face Amount to one increase in any twelve (12) month period.

Decreasing the Face Amount. You may request a decrease in the Face Amount by submitting a written request to decrease the Face Amount, but you may not decrease the Face Amount below the applicable minimum initial Face Amount (generally $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy). See "Purchasing a Policy" above.

  The minimum decrease is $25,000.
  Any decrease will be effective on the next Policy Processing Day following the date we approve your request.
  To apply the decrease, we will first reduce any increases in the Face Amount, starting with the most recent. Then we will reduce the initial Face Amount.

A decrease in Face Amount generally will decrease the Net Amount at Risk, on which the Cost of Insurance charges are based. For purposes of determining the Cost of Insurance charge, any decrease in Face Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and finally the initial Face Amount. However, if a decrease in Face Amount moves a Single Life Policy into a lower Cost of Insurance band, (for example, from $1.1 million to $900,000) then the Cost of Insurance Rate applied to the Policy's Net Amount at Risk may increase. See "Cost of Insurance" below.

Changing Death Benefit from Option A to Option B. In order for us to approve a change from Option A to Option B:

  The Policy must be in force;
  The current Face Amount must be greater than the minimum Death Benefit required by Section 7702 of the Internal Revenue Code; and
  The change must not reduce the Face Amount below the minimum Face Amount we require to issue a Policy.

If we approve a request from Option A to Option B, the following will occur:

  We first decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and finally the initial Face Amount) by the Policy Account Value;
  The Death Benefit will not change on the effective date of the change, but thereafter the Death Benefit will vary daily with changes in Policy Account Value;
  The Face Amount will be the Net Amount at Risk and will generally remain level after the change. This means there may be a relative increase in the Cost of Insurance charges, which are based in part on Net Amount at Risk, as the Insured ages, because increases in Policy Account Value, if any, will not reduce the Net Amount at Risk;
  If you also request that the Face Amount stay the same after the change, the change will increase the Net Amount at Risk and the Monthly Deduction applied to your Policy Account Value.
Example:
Change Death Benefit From Option A to Option B	Option A (Before Change)	Calculation: Subtract Policy Account Value	Option B (After Change)
Face Amount	$ 300,000	-$ 50,000	$ 250,000
Policy Account Value	$ 50,000		$ 50,000
Death Benefit	$ 300,000		$ 300,000

Changing Death Benefit from Option B to Option A. In order for us to approve a change from Option B to Option A, the Policy must be in force.

If we approve a request from Option B to Option A, the Face Amount will be increased by the Policy Account Value on the effective date of the change.

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Example:
Change Death Benefit From Option B to Option A	Option B (Before Change)	Calculation: Add Policy Account Value	Option A (After Change)
Face Amount	$ 250,000	+$ 50,000	$ 300,000
Policy Account Value	$ 50,000		$ 50,000
Death Benefit	$ 300,000		$ 300,000

• POLICY VALIDITY

Contestability and Suicide provisions are subject to requirements of state law. You should review your Policy for the specific terms.

Except for nonpayment of Premiums, we will not contest the validity of a Policy after it has been in force during the Insured's life, or the lifetime of the last surviving Insured for a Survivorship Life Policy, for two years continuously from the Issue Date. Similarly, we will not contest the validity of a Death Benefit change requiring underwriting after such change has been in force during the Insured's life, or the lifetime of the last surviving Insured for a Survivorship Life Policy, for two years. If we wish to contest the validity of a Survivorship Life Policy based on a material misrepresentation concerning the first Insured to die, we will notify you within 12 months after we have received proof of that Insured's death.

If a Policy, or a change in Death Benefit requiring underwriting, has been in force less than two years, we can contest the validity of the Policy or Death Benefit change on the grounds of any misrepresentation of a material fact in the applicable Policy, reinstatement or Death Benefit change application.

We reserve the right to obtain evidence of the fact, manner and cause of death of any Insured, including the first Insured to die under a Survivorship Life Policy. You and your Beneficiaries agree to provide us with reasonably timely notice of the death of each Insured, including the first Insured to die in the case of a Survivorship Life Policy, so that our rights are not prejudiced by delay.

Under a Single Life Policy, if the Insured dies by suicide within two years after the Issue Date, the Policy will terminate. Under a Survivorship Life Policy, if both Insureds or the last surviving Insured die(s) by suicide within two years after the Issue Date, the Policy will terminate. If a Policy terminates due to a suicide as described in this paragraph, our liability will be limited to the Premiums paid for the Policy, less Loans and withdrawals.

Under a Survivorship Life Policy, if one Insured dies by suicide within two years after the Issue Date and the surviving Insured was insurable as of the Issue Date, we will reissue the Policy as a single-life variable universal life policy on the life of the last surviving Insured. The reissued Policy will have the same attributes as this Policy, except that (a) the guaranteed and current cost of insurance charges will be based solely on the underwriting classification of the surviving Insured and will be significantly higher than the survivorship policy; (b) a Total Disability Premium Payment rider naming the surviving Insured as a Covered Insured, if attached to the survivorship policy, will be reissued with the surviving Insured as the sole Covered Insured, and the Company will assess the rider charges applicable only to the surviving Insured; and (c) all other riders, including a Total Disability Premium Payment rider naming the deceased Insured as a Covered Insured, and accompanying rider charges will terminate, because they are not available with the single life policy. If one Insured dies by suicide within two years after the Issue Date and the surviving Insured was not insurable as of the Issue Date, the Policy will terminate and our liability will be limited to the Premiums paid for the Policy less withdrawals and outstanding Loans.

If an Insured dies by suicide within two years after a change in Death Benefit requiring underwriting, our liability will be limited to the Insurance Proceeds that would have been payable if the change had not taken effect, plus any additional Cost of Insurance charges taken as a result of the change.

If the age or sex of an Insured is misstated in the Policy Application, the following will occur:

  if we discover the misstatement while any Insured is living, we will retroactively adjust the Policy Account Value and the Cash Surrender Value to reflect the Monthly Charges that would have applied if the Policy had correctly stated the age and sex of each Insured;
  if we discover the misstatement after the death of the Insured in a Single Life Policy or after the death of both Insureds under a Survivorship Life Policy, we will change the Face Amount, Death Benefit and Insurance Proceeds, as well as any Death Benefit payable under any Riders, to reflect the amount that would be purchased by the most recent deductions for the Cost of Insurance and applicable Riders, applying each Insured's correct age and sex.

Any modifications or waiver of our rights under a Policy are valid only if they are in writing and signed by the President, Secretary, or Assistant Secretary of EFILI. We may modify the Policy to the extent necessary or appropriate to conform to applicable law, to assure continued qualification of the Policy as a life insurance Policy under Federal tax laws, or to reflect a change in the operation of the Variable Account. We will send you an endorsement to the Policy to reflect any such modifications.

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EXTENDED MATURITY

A Single Life Policy Extended Maturity begins on the Policy Anniversary nearest the Insured's 100th birthday. A Survivorship Life Policy Extended Maturity begins on the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured. At this time:

  we will discontinue Monthly Deductions;
  the Death Benefit will be converted to, and thereafter be defined as, the Policy Account Value, without regard to the Face Amount or Death Benefit option chosen;
  we will not accept any new Premiums or make any new or additional Policy Loans;
  any Policy Loans will continue in place and interest will continue to accrue unless and until the Loans are repaid; and
  the Owner retains all other rights under the Policy, including the right to make Exchanges among Investment Options and to take Partial Withdrawals.

PLEASE NOTE: The Policy may not qualify as life insurance after the Insured's age 100, and may be subject to adverse tax consequences. You should consult a qualified tax adviser before choosing to continue the Policy after the Insured's age 100.

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Facts About the Insurance Company, Variable Account, Investment Options
and Fixed Account

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EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

Empire Fidelity Investments Life Insurance Company ("we" or "EFILI") issues the Policy, and is obligated to pay all amounts promised under the Policy. EFILI's financial statements appear in the SAI. Our principal executive offices are located at 640 Fifth Ave, New York, New York 10019.

THE VARIABLE ACCOUNT

Empire Fidelity Investments Variable Life Account A ("Variable Account") is a separate investment account of EFILI, and was established on July 25, 2002. It is used to support the variable universal life policies described herein. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"). The Variable Account's financial statements appear in the SAI. The Variable Account is divided into subaccounts ("Investment Options").

Income, gains, and losses credited to, or charged against, an Investment Option reflect the Investment Option's own investment performance and not the investment performance of our other assets. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account shall, in accordance with the applicable agreement or agreements, be credited to or charged against such account without regard to other income, gains or losses of EFILI. We are the legal owner of the assets in the Variable Account. As required by law, however, the assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, and may not be charged with liabilities from any other business we conduct. If and to the extent so provided in the applicable agreements, the assets in the Variable Account shall not be chargeable with liabilities arising out of any other business of the Company. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all amounts promised under the Policy.

INVESTMENT OPTIONS AND FUNDS

There are currently forty-seven Investment Options in the Variable Account. Each Investment Option invests exclusively in a single Fund. Each Fund is part of a trust that is registered with the SEC as an open-end management investment company under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC. Each Fund's assets are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income and losses of one Fund have no effect on the investment performance of any other Fund.

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The following table describes the Funds' investment objective and lists each Fund's investment adviser and principal sub-adviser, if any. This information is just a summary for each underlying Fund. There is, of course, no assurance that any Fund will meet its investment objective. You should read the Fund's prospectus, and if available, summary prospectus, for more information about that particular Fund.

The names and investment objectives of the below Funds may be similar to those of other funds available through the same Investment Adviser; however, the performance of such funds may differ significantly.

Fund	Investment Objective	Investment Adviser/Principal Sub-Adviser
FIDELITY
Fidelity VIP Asset Manager Portfolio	Seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments	Fidelity Management & Research Company
Fidelity VIP Asset Manager: Growth Portfolio	Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity Management & Research Company
Fidelity VIP Balanced Portfolio	Seeks income and capital growth consistent with reasonable risk	Fidelity Management & Research Company
Fidelity VIP Consumer Discretionary Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Consumer Staples Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Contrafund® Portfolio	Seeks long-term capital appreciation	Fidelity Management & Research Company
Fidelity VIP Disciplined Small Cap Portfolio	Seeks capital appreciation	Fidelity Management & Research Company/ Geode Capital Management, LLC
Fidelity VIP Dynamic Capital Appreciation Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Energy Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Equity-Income Portfolio

Seeks reasonable income while also considering the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index

Fidelity Management & Research Company
Fidelity VIP Financial Services Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Freedom 2005 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2010 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2015 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2020 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2025 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2030 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Strategic Advisers®, Inc.
Fidelity VIP Freedom Income Portfolio	Seeks high total return with a secondary objective of principal preservation	Strategic Advisers®, Inc.
Fidelity VIP FundsManager® 20% Portfolio	Seeks high current income and, as a secondary objective, capital appreciation	Strategic Advisers®, Inc.
Fidelity VIP FundsManager® 50% Portfolio	Seeks high total return	Strategic Advisers®, Inc.
Fidelity VIP FundsManager® 70% Portfolio	Seeks high total return	Strategic Advisers®, Inc.
Fidelity VIP FundsManager® 85% Portfolio	Seeks high total return	Strategic Advisers®, Inc.
Fidelity VIP Growth Portfolio	Seeks to achieve capital appreciation	Fidelity Management & Research Company
Fidelity VIP Growth & Income Portfolio	Seeks high total return through a combination of current income and capital appreciation	Fidelity Management & Research Company
Fidelity VIP Growth Opportunities Portfolio	Seeks to provide capital growth	Fidelity Management & Research Company
Fidelity VIP Health Care Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP High Income Portfolio	Seeks a high level of current income, while also considering growth of capital	Fidelity Management & Research Company
Fidelity VIP Index 500 Portfolio	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity Management & Research Company/ Geode Capital Management, LLC
Fidelity VIP Industrials Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP International Capital Appreciation Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Investment Grade Bond Portfolio	Seeks as high level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company
Fidelity VIP Materials Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Mid Cap Portfolio	Seeks long-term growth of capital	Fidelity Management & Research Company
Fidelity VIP Money Market Portfolio	Seeks as high a level of current income as is consistent with preservation of capital and liquidity	Fidelity Management & Research Company
Fidelity VIP Overseas Portfolio	Seeks long-term growth of capital	Fidelity Management & Research Company
Fidelity VIP Real Estate Portfolio	Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index	Fidelity Management & Research Company
Fidelity VIP Strategic Income Portfolio	Seeks a high level of current income. The fund may also seek capital appreciation	Fidelity Management & Research Company
Fidelity VIP Technology Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Telecommunications Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Utilities Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Value Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
Fidelity VIP Value Strategies Portfolio	Seeks capital appreciation	Fidelity Management & Research Company
INVESCO
Invesco V.I. Global Core Equity Fund	Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers	Invesco Advisers, Inc.
LAZARD
Lazard Retirement Emerging Markets Equity Portfolio	Seeks long-term capital appreciation	Lazard Asset Management LLC
MORGAN STANLEY
Emerging Markets Debt Portfolio	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries	Morgan Stanley Investment Management Inc.
Emerging Markets Equity Portfolio	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc.
Global Strategist Portfolio*	Seeks total return	Morgan Stanley Investment Management Inc.

* Prior to May 1, 2015 the portfolio was known as Morgan Stanley Global Tactical Asset Allocation.

Important You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses, and if available, summary prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 800-544-2442 or visiting Fidelity.com.

VOTING RIGHTS

We currently vote shares of the Funds owned by the Variable Account according to your instructions. However, if the 1940 Act or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.

We calculate the number of shares that you may instruct us to vote by dividing your Policy Account Value in an Investment Option by the net asset value of one share of the corresponding Fund. Fractional votes are counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current Federal regulations or interpretations of those regulations.

We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting we will send you material by mail for providing us with your voting instructions.

If we do not receive your voting instructions in time, we will vote the shares in the same proportion as the instructions we receive from other Owners. We will also vote in the same proportionate manner any shares we hold in the Variable Account that are not attributable to Owners.

Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of a Fund, or result in the approval or disapproval of an investment advisory contract.

Under Federal regulations, we may also disregard instructions to vote for Owner-initiated changes in investment policies or the investment adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.

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RESOLVING MATERIAL CONFLICTS

The Funds are available to separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies issued by other insurance companies, as well as to our Variable Account and other separate accounts we may establish. The other Funds may be offered to qualified plans as well as to insurance company separate accounts.

Although we do not anticipate any disadvantages due to these arrangements, there is a possibility that a material conflict could arise between the interest of the Variable Account and one or more of the other separate accounts or qualified plans that hold shares of the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Owners and those of other insurance companies, or for some other reason. In the event of a conflict, we will take any steps necessary to protect our Owners and their Beneficiaries.

CHANGES IN INVESTMENT OPTIONS

We may make additional Investment Options available to you from time to time. These Investment Options will invest in mutual funds that we find suitable for the Policies.

We also have the right to eliminate Investment Options, to combine two or more Investment Options, or to substitute a new mutual fund for the mutual fund in which an Investment Option invests.

A substitution may become necessary if, in our judgment, a Fund no longer suits the purposes of the Policies. This may happen due to a change in laws or regulations, a change in a Fund's investment objectives or restrictions, because the Fund is no longer available for investment, or for some other reason. We would obtain any required SEC and other approvals before making such a substitution.

We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

THE FIXED ACCOUNT

Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered our general account as an investment company under the 1940 Act. Interests in the Fixed Account are generally not subject to the provisions of those laws, and EFILI has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account and our general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account is a portion of our general account. You may allocate a portion of your Premium payments or transfer a part of your Policy Account Value to the Fixed Account. The value of your interest in the Fixed Account does not fluctuate with the investment experience of our general account or the investment experience of the Investment Options.

We guarantee that money held in the Fixed Account will accrue interest daily at an annual rate that will never be less than the guaranteed rate stated in your Policy Schedule.

When you allocate money to the Fixed Account, we assign an interest rate to that amount. The rate will be guaranteed for a period of time. The length of that period will depend on when you allocate the amount to the Fixed Account.

When the initial guaranteed period ends, we will assign a new rate to that amount, and the new rate will be guaranteed for a period of at least one year. At the end of each guaranteed period we will set a new rate, each time for a period of at least one year.

Different rates may apply to different amounts in the Fixed Account. The rate for a given amount will depend on when that amount was first allocated to the Fixed Account. Also, the interest rate we apply to any particular amount will vary from time to time.

We reserve the right to limit or discontinue at any time the availability of the Fixed Account, both for transfers from the Funds and for Premium payments. If you attempt to allocate any portion of a Premium payment to the Fixed Account in excess of permitted amounts, we will place any excess in the Money Market Investment Option.

Currently, Exchange or allocation of Premium payment to the Fixed Account is limited to not more than 25% of the Policy value or 25% of the Premium payment, and total Exchanges and Premiums allocated to the Fixed Account may not exceed $20,000 during any one Policy Year. One Exchange per policy year is permitted from the Separate Account to the Fixed Account. Exchanges from the Fixed Account are subject to the following limitations: You may make one Exchange out of the Fixed Account during each Policy Year. An Exchange or allocation of purchase payment into the Fixed Account is not permitted during the 12 months following an Exchange out of or withdrawal from the Fixed Account. Different rules apply to the Special Fixed Account Election Rights, described below.

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MAKING EXCHANGES AMONG INVESTMENT OPTIONS AND FIXED ACCOUNT

In general, you may make transfers of money ("Exchanges") among the Investment Options and/or the Fixed Account by sending us instructions in writing with your original signature or by calling us. We do not accept instructions by fax, electronic mail or via the internet, or instructions that are not in good order under our then-current procedures.

We do not currently impose any charges when you make Exchanges but we reserve the right to impose a charge of up to twenty dollars ($20.00) per Exchange if you make Exchanges on more than twelve days during a calendar year. Certain Funds do, however, impose a short-term redemption fee. See "Certain Funds Impose a Short-Term Redemption Fee" below.

Making excessive Exchanges can disrupt the ability of a Fund to achieve its investment objective and increase the Fund's expenses. We reserve the right to limit the number of days on which you can make Exchanges, but you will always be able to make Exchanges on at least five days each Policy Year and we may limit the number of Exchanges permitted. We may also require you to submit your Exchanges by mail.

Your request to make an Exchange may be expressed in terms of dollars, such as a request to move $5,000 from one Investment Option to another. You may also request a percentage reallocation among Investment Options. Percentage requests must be made in whole numbers. You cannot move less than $250 from any Investment Option except that if you have less than $250 in an Investment Option you may move the entire amount.

• Making Exchanges by Telephone

Currently you may make Exchanges by telephone up to 18 days in each calendar year. You may make Exchanges on additional days only by a letter to our Service Center.

We reserve the right to revise or terminate your ability to make Exchanges by telephone. We also reserve the right to limit the amount of any telephone Exchange or to reject any telephone Exchange.

We will not be responsible for any losses resulting from unauthorized telephone Exchanges if we follow reasonable procedures designed to verify the identity of the caller. We may record telephone calls. You should verify the accuracy of your Exchanges by checking the confirmations and statements we send to you as soon as you receive them. Notify the Service Center immediately if you find any discrepancies. We will not be responsible for losses resulting from unit value changes unless you notify us within ten calendar days from the first time we mail a confirmation or statement containing details of the transaction.

• Use of Market Timing Services

Some Owners desire to use firms or individuals who engage in market timing. Market timing services usually obtain authorization from Owners to make Exchanges among the Investment Options on the basis of perceived market trends. Large Exchanges resulting from market timing activity may disrupt the management of the Funds and become a detriment to other Owners of variable life insurance policies or variable annuity contracts who allocate money to the Funds.

To protect Owners not using market timing services, we reserve the right to reject Exchanges communicated to us by anyone acting under a power of attorney on behalf of more than one person. We also reserve the right to reject Exchange instructions we receive from a market timing firm or other third party that any Owner has authorized to make multiple Exchanges. We will exercise these rights only if we believe that doing so will prevent harm to other Owners of variable life insurance policies or variable annuity contracts. In the event we reject an Exchange without a prior warning, we will promptly notify the party requesting the Exchange of the rejection by telephone, in writing or in the manner the request was made.

• Short-Term Trading Risk

Frequent Exchanges among Investment Options by Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Owners, annuitants, Insureds or Beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent Exchanges may reduce the mutual fund's performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's net asset value.

The insurance-dedicated mutual funds available through the Investment Options are also available in products issued by other insurance companies. These Funds carry a significant risk that short-term trading may go undetected. The Funds themselves generally cannot detect individual Owner Exchange activity, because they are owned primarily by insurance company separate accounts that aggregate Exchange orders from Owners of individual Policies. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by Owners. As a result of the adoption of Rule 22c-2 of Investment Company Act of 1940, all Funds have entered into information sharing agreements with EFILI that will require EFILI, upon request, to (i) provide the Funds with specific information about Contract Owner transfer activity, and, if so requested by a Fund, (ii) prohibit future transfers into such Fund.

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As outlined below, EFILI has adopted policies regarding frequent trading, but can provide no assurance that other insurance companies using the same mutual funds have adopted comparable procedures. There is also the risk that these policies and procedures concerning short-term trading will prove ineffective in whole or in part to detect or prevent frequent trading. Please review the mutual funds' prospectuses for specific information about the Funds' short-term trading policies and risks.

• EFILI Policies Regarding Frequent Trading

EFILI does not authorize market timing. EFILI has adopted policies and procedures designed to discourage frequent trading (i.e. frequent transfers or Exchanges) as described below. If requested by the underlying mutual funds, EFILI will consider additional steps to discourage frequent trading of shares of those Funds, not inconsistent with the policies and procedures described below.

Owners who engage in frequent trading may be subject to temporary or permanent restrictions as described below on future purchases or Exchanges in a Fund, and potentially in all Fidelity Funds. Further, Owners who have engaged in frequent trading in other Fidelity Funds - or in other Funds - may be subject to temporary or permanent restrictions on purchases or Exchanges in those Funds. EFILI may alter its policies, in any manner not inconsistent with the terms of the Policy, at any time without notice to Owners.

Although there is no minimum holding period and Owners can make withdrawals or Exchanges out of any Investment Option at any time, Owners may ordinarily comply with EFILI's policies regarding frequent trading by allowing 90 days to pass after each purchase or allocation into an Investment Option before they withdraw or Exchange out of that Investment Option.

In addition, each underlying mutual fund reserves the right to reject the Variable Account's entire purchase or Exchange transaction at any time, which would make EFILI unable to execute Owner purchase, withdrawal or Exchange transactions involving that Fund on that trading day. EFILI's policies and procedures are separate and independent from any policies and procedures of the underlying mutual funds, and do not guarantee that the mutual funds will not reject Variable Account orders.

Frequent Trading Monitoring and Restriction Procedures. EFILI has adopted policies and procedures related to Exchanges among Investment Options that are set out below. Frequent trading activity is measured by the number of roundtrip transactions by an Owner. A roundtrip transaction occurs when an Owner makes an allocation or Exchange into an Investment Option followed by a withdrawal or Exchange out of the same Investment Option within 30 days. Owners are limited to one roundtrip transaction per Investment Option within any rolling 90 day period, subject to an overall limit of four roundtrip transactions in the Policy over a rolling 12 month period.

Owners with two or more roundtrip transactions in one Investment Option within a rolling 90 day period will be blocked from making additional allocations or Exchanges into that Investment Option, through any means, for 85 days.

In addition, Owners who complete a fourth (or higher) roundtrip transaction, at least two of which are completed on different business days, within any rolling 12 month period, will have a U.S. Mail-Only Trade Restriction imposed on all contracts/policies issued by EFILI or its affiliate, that they own. This rule will apply even if the four or more roundtrips occur in two or more different Investment Options. This restriction will stay in effect for 12 months. If the owner makes another round trip in a contract that is currently subject to a U.S. Mail-Only Trade Restriction, then the U.S. Mail-Only Trade Restriction period (12 months) is re-started and all purchase transactions will be permanently blocked in the violated Investment Option across all contracts with common ownership. "U.S. Mail-Only" for purposes of the U.S. Mail-Only Trade Restriction is defined as First-Class Mail delivered via the U.S. Postal Service. Expedited delivery or courier services, including such services performed by the U.S. Postal Service, will not be accepted.

EFILI further reserves the right to reject specific transactions or impose restrictions as described above in respect of any Policy owned or controlled commonly with a Policy subject to the above restrictions, or in respect to any Policy owned or controlled commonly by a person who is the subject of a complex-wide block.

Exceptions. EFILI has approved the following exceptions to the frequent trading policy:

(1) Transactions in the Money Market Investment Option;

(2) Transactions of $1,000 or less will not count toward the roundtrip limits (both ends of the roundtrip must exceed this threshold);

(3) Dollar cost averaging, automatic rebalancing and automatic premium payment programs via electronic funds transfer ("EFT") will not count toward an Investment Option's roundtrip limits;

(4) EFILI may suspend the frequent trading policy and make exceptions to the policy for transactions made during periods of severe market turbulence or national emergency. There is no assurance that EFILI will do so or that, if it does so, the underlying mutual funds will make any necessary exceptions to their frequent trading policies.

No other exceptions will be allowed. The Frequent Trading procedures will be applied consistently to all Owners.

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• Effective Date of Exchanges Among Investment Options

Any redemption from an Investment Option that is part of an Exchange among Investment Options will be effected as of the end of the Valuation Day in which we receive the request at our Service Center. Generally the purchase of Investment Option units in other Investment Options with the proceeds of the redemption will occur at the same time. However, if your Exchange involves (1) moving from an Investment Option ("Source") that invests in an equity Fund that is in an illiquid position due to substantial redemptions or Exchanges that require it to sell portfolio securities in order to make funds available, and (2) moving to an Investment Option ("Target") that invests in a Money Market Fund that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, then there may be a delay in crediting the amount that is moving to the new Investment Option. The delay will last until the Source Investment Option obtains liquidity, or for seven days, whichever is shorter. During this period, the amount to be transferred from the Source Investment Option will remain as a fixed obligation of the Source Investment Option and will not participate in the investment results of either the Source or the Target Investment Option.

• Exchanges To and From the Fixed Account

There is no additional charge for Exchanges to or from the Fixed Account. You can make Exchanges to and from the Fixed Account only in accordance with our then current procedures for such Exchanges and only with our consent. We may discontinue the availability of the Fixed Account for Exchanges from the Investment Options or for Premium payments at any time. We also reserve the right to limit the frequency and amount of Premiums allocated to, and Exchanges into, the Fixed Account.

You may currently make one transfer per Policy Year from the Variable Account to the Fixed Account. However, for one year following your last Exchange out of the Fixed Account, you may not (1) Exchange any portion of your Policy Account Value from the Investment Options to the Fixed Account, or (2) allocate any portion of any Premium payment to the Fixed Account. You may generally not allocate more than $20,000 (including Exchanges) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy Year. If you attempt to make an Exchange into the Fixed Account in excess of permitted amounts, we may reject the entire Exchange. You may make one Exchange out of the Fixed Account during each Policy year. Different rules apply to the Special Fixed Account Election Rights, described below.

The minimum dollar amount you may Exchange from any Investment Option to the Fixed Account is $250, unless you have less than $250 in an Investment Option. Then you may exchange the entire amount from the Investment Option to the Fixed Account. We will determine in our sole discretion the maximum amount that you can Exchange from the Fixed Account.

If you pay Premiums monthly by electronic funds transfer, you will not be able to allocate any of those payments to the Fixed Account.

When you withdraw or Exchange amounts out of the Fixed Account, the amounts that have been credited to the Fixed Account for the shortest time are withdrawn first. At the end of each annual renewal interest guarantee period after the Policy Issue Date, we will set the amount that may be Exchanged into or out of the Fixed Account for the next year, provided that these amounts will not be less than the minimum specified above.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly Exchanges at no charge from either the Money Market Investment Option or the Investment Grade Bond Investment Option (the "Source Option"), but not both, to the other Investment Options you select (the "Destination Options"). You may not, however, select your Source Option or the Money Market Investment Option as Destination Options. Each month you must move at least $250 to each Destination Option then in effect. You may change your Source Option or your Destination Options at any time, by calling us or by sending written notice to our Service Center. Dollar Cost Averaging transactions do not count toward the Policy's limits on the number of Exchanges.

You may select any day of the month from the 1st to the 28th as the day your Dollar Cost Averaging transactions will take place each month. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

If your balance in the Source Option on a transfer date is less than the amount to be transferred to the Destination Option(s), we will transfer all the money in the Source Option to the Destination Options proportionately, and your participation in the program will automatically terminate.

You may cancel Dollar Cost Averaging at any time by calling us or sending written notice to the Service Center.

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You may not use Dollar Cost Averaging to transfer money to the Fixed Account. You cannot use Dollar Cost Averaging at the same time that you use Automatic Rebalancing, which is described immediately below. We reserve the right to modify or terminate Dollar Cost Averaging.

AUTOMATIC REBALANCING

You can use Automatic Rebalancing at no charge to help you maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a quarterly, semi-annual or annual basis to return to the allocations you select on the Automatic Rebalancing instruction form. Automatic Rebalancing transactions do not count toward the Policy's limits on the number of Exchanges.

You choose one day of the month from the 1st to the 28th for Automatic Rebalancing. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

Automatic Rebalancing will continue until you notify us to cancel it. We reserve the right to modify or terminate Automatic Rebalancing. You may not use Automatic Rebalancing at the same time you use Dollar Cost Averaging, which is described immediately above.

Please note that monthly Automatic Rebalancing may result in a short-term redemption fee imposed by certain Funds. For more details about this fee, including a list of the Funds that impose it, please see "Certain Funds Impose a Short-Term Redemption Fee" below.

SPECIAL FIXED ACCOUNT ELECTION RIGHTS

1. Fixed Account Exchange Option

You may elect this transfer option under two circumstances: (1) during the first eighteen (18) months after the Issue Date, you may make a one-time election to allocate the entire Cash Surrender Value (less any Fund redemption fees and/or any Exchange fees the Owner may incur) and all subsequent Premium payments exclusively to the Fixed Account for the duration of the Policy, or (2) if you have objected to a proposed change in the investment objective (as defined in the Investment Company Act of 1940, as amended, and regulations thereunder) of an Investment Option to which you have allocated a portion of your Policy Account Value. To make this election, all Owners must complete and execute the Company's Fixed Account Transfer Option Election form.

If you make this election:

• All amounts allocated to the Investment Options at the time of the election will be Exchanged into the Fixed Account, using each Investment Option's net unit value next calculated after the Company receives the Owner's election form in good order. The Policy's limits on Exchanges into the Fixed Account will not apply to this initial Exchange.

• After the initial Exchange, all Premium payments and Loan repayments will be automatically allocated to the Fixed Account.

• Subsequent Premium payments in any Policy Year may not exceed the greater of (a) the Monthly Deductions for that year; or (b) the Planned Annual Premium or any lower limit imposed under the terms of the Policy.

• Except as stated above, all terms and conditions of the Policy will remain in effect.

• If you elect this option during the first eighteen (18) months after the Issue Date, you many cancel your election of this option, after the second Policy Anniversary, by allocating new Premium payments to the Investments Options or making an Exchange into the Investment Options. If you cancel, all terms and conditions of the Policy excluding this option will apply, and any subsequent deposits into the Fixed Account must comply with the then-existing Fixed Account rules and all Fixed Account policy provisions, either of which may prohibit any further deposits into the Fixed Account.

• If you elect this option after the first eighteen (18) months from Issue Date, you will not be allowed to cancel or change your election. All future Premium payments will be allocated to the Fixed Account and no Exchanges into Investment Options will be permitted.

2. Fixed Account Single Exchange Option

At any time while the Policy is in force, you may make a one-time election to allocate the entire Cash Surrender Value (less any Fund redemption fees and/or any Exchange fees the Owner may incur) of the Policy to the Fixed Account, and to give up the right to make any further Premium payments. To make this election, all Owners must complete and execute the Company's Fixed Account Single Exchange Option Election form.

If you make this election:

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• All amounts allocated to the Investment Options at the time of the election will be Exchanged into the Fixed Account, using each Investment Option's net unit value next calculated after the Company receives the Owner's election form in good order. The Policy's limits on Exchanges into the Fixed Account will not apply to this initial Exchange.

• You will not be allowed to make any further Premium payments.

• You will not be allowed to cancel or change your election of this option.

• The Monthly Deduction will continue to be assessed until the earliest of the following events: the death of the Insured; the Extended Maturity Date; or the Policy's Lapse.

Except as stated above, all terms and conditions of the Policy will remain in effect.

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More About the Policy and the Variable Account

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CHARGES AND DEDUCTIONS

The Policy is subject to several types of charges and deductions, which will affect the Policy Account Value, Cash Surrender Value and the risk of Lapse, and may affect the Death Benefit.

SALES OR SURRENDER CHARGES. We do not deduct a sales charge from Premium payments, nor a Surrender charge upon Surrenders or Partial Withdrawals.

STATE TAX CHARGE. We deduct a State Tax Charge from each Premium payment to pay applicable state taxes assessed as a percentage of Premiums received by the Company.

We credit the amount remaining after deduction of this charge (the "Net Premium") to your Policy Account Value according to your allocation instructions.

MONTHLY DEDUCTION. We make a deduction from the Cash Surrender Value as of each monthly Policy Processing Day to compensate us for administrative expenses and for the Policy's insurance coverage. You may instruct us to take these deductions from the Money Market Investment Option (but not from the Fixed Account), or from all Investment Options and the Fixed Account on a pro rata basis, based on the proportion of the Cash Surrender Value then allocated to each Investment Option and to the Fixed Account as of each Policy Processing Day. You may change these instructions by giving written notice to us at our Service Center. If you do not provide us with written instructions, or if we cannot make a Monthly Deduction per your instructions, we will take the Monthly Deductions from the Investment Options and Fixed Account based on the proportion then allocated to each Investment Option and to the Fixed Account as of each Policy Processing Day.

The Monthly Deduction has 4 components: the monthly Cost of Insurance charge; the monthly Policy charge; the monthly unit charge (Survivorship Life Policies only); and charges for Riders you select (as specified in the applicable Riders).

• Cost of Insurance. We assess a monthly Cost of Insurance charge to compensate us for providing the Death Benefit. Because this charge depends on a number of variables (Issue Age, sex, Underwriting Class, Policy Year and Face Amount), it varies from Policy to Policy and from Policy Processing Day to Policy Processing Day. Your Policy Schedule indicates the guaranteed maximum Cost of Insurance Rates applicable to your Policy.

The Cost of Insurance charge is equal to the Net Amount at Risk for your Policy on the Policy Processing Day, times the applicable monthly Cost of Insurance Rate.

Net Amount at Risk. The Net Amount at Risk is equal to the Death Benefit minus the Policy Account Value (before deduction of the Cost of Insurance; after deduction of all other components of the monthly deduction) on each monthly Policy Processing Day, regardless of your choice of Death Benefit. Under either Death Benefit Option, a Face Amount increase or decrease will increase or decrease the Net Amount at Risk. In addition, under Death Benefit Option A, the Net Amount at Risk generally increases when the Policy Account Value decreases, and decreases when the Policy Account Value increases. Therefore, the Net Amount at Risk is affected by any factor that affects the Policy Account Value, including investment performance, Premium payments, Policy charges, and withdrawals. Under Death Benefit Option B, the Net Amount at Risk is generally the same as the Face Amount and not affected by changes in Policy Account Value. However, under either Death Benefit option, while your Policy Death Benefit is determined by the tax test, both the Death Benefit and the Net Amount at Risk will generally increase or decrease based on increases or decreases of the Policy Account Value.

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We calculate the Net Amount at Risk separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in your Policy's Face Amount, then a different Underwriting Class (and a different Cost of Insurance Rate) may apply to the amount of the increase, based on each Insured's circumstances at the time of the increase. In order to determine the Net Amount at Risk for each coverage layer, we first calculate your Policy's total Net Amount at Risk. This total Net Amount at Risk includes any increase to the Death Benefit due to the requirements of your Policy's tax test. The total Net Amount at Risk is then allocated among the coverage layers, up to each coverage layer's Face Amount, in the reverse order in which the coverage layers were added to the Policy. Any remaining Net Amount at Risk will be allocated to the initial Face Amount layer, even if that Net Amount at Risk is greater than the initial Face Amount.

Cost of Insurance Rates. We base the Cost of Insurance Rates on each Insured's Issue Age, sex, Underwriting Class, number of full years the insurance has been in force and, for a Single Life Policy, the Face Amount. The actual monthly Cost of Insurance Rates are based on, among other things, our expectations as to future mortality and expense experience. We may increase or decrease these rates from time to time, but the rates will never be greater than the guaranteed Cost of Insurance Rates stated in your Policy. These guaranteed rates are based on: the 1980 Commissioner's Standard Ordinary Mortality Table, except that we may adjust the table rates in order to offer flat guaranteed rates during the first ten (10) Policy Years; and each Insured's age nearest birthday, sex, and smoker/nonsmoker status. Any change in the Cost of Insurance Rates will be on a uniform basis for all Insureds of the same Issue Age, sex, Underwriting Class, and number of full years insurance has been in force.

A Single Life Policy's Cost of Insurance Rate also depends in part on the Face Amount. We have three different Cost of Insurance "bands" applicable to Face Amounts of: 1) under $500,000, 2) $500,000 to $999,999, and 3) $1 million or above. Higher bands have lower Cost of Insurance rates. If you make a Policy change that reduces your Single Life Policy's Face Amount into a different Cost of Insurance band (i.e. reduction from $1.1 million to $900,000) then we may change your Cost of Insurance Rate to the appropriate rate for the new Face Amount.

Underwriting Class. When you apply for a Policy, we will place each Insured in an Underwriting Class based on our underwriting process. We currently place Insureds into preferred classes, standard classes and non-standard classes with extra ratings, and smoker/nonsmoker status.

If all other factors are equal, the Cost of Insurance Rates will generally be lower for preferred classes than standard classes, and lower for standard classes than nonstandard classes. A Nonsmoking Insured will generally incur lower Cost of Insurance rates than an Insured in the same Underwriting Class who is classified as a smoker. For Insureds under age 18, we have one set of rates; we do not have separate smoker and nonsmoker status, or separate preferred and standard Underwriting Classes. An Insured child who reaches age 18 will be classified as a standard smoker unless and until the Insured provides satisfactory evidence of non-smoker status and/or evidence that they qualify for our preferred Underwriting Class.

  Monthly Policy Charge. The $5.00 monthly charge compensates us for some of our ordinary administrative expenses, such as recordkeeping, processing Death Benefit claims and Policy changes, preparing and mailing reports, and overhead costs. This charge will not be increased during the life of the Policy.
  Monthly Unit Charge (Survivorship Life Policy Only). We deduct a monthly unit charge, expressed as an amount per $1,000 of the Policy's Face Amount, for the first three Policy Years and for the three years (36 monthly Policy Processing Days) following a Face Amount increase. This charge compensates us for a portion of the additional underwriting and issue costs associated with a Survivorship Life Policy. The unit charge per $1,000 of Face Amount will never be greater than the rate set forth in the Policy Schedule.
  Charges for Optional Riders. Riders offering supplemental benefits are also available under the Single Life Policy and the Survivorship Life Policy. See "Other Benefits" above. We deduct any monthly charges for these Riders from the Cash Surrender Value as part of the Monthly Deduction. Rider charges are described in the "Periodic Charges" table for each Policy, above.

Changes in Face Amount. We do not charge a transaction fee for any increases or decreases in your Policy's Face Amount. However, increases in Face Amount will generally increase the Policy's Net Amount at Risk and the monthly Cost of Insurance charges. See "Changing the Face Amount" above.

MORTALITY AND EXPENSE RISK CHARGE. We assess a daily charge against the Policy's assets that are invested in the Investment Options of the Variable Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that Policy Insureds will live for a shorter time on average than we project, requiring us to make larger or earlier payments than we project. The expense risk is that our costs of issuing and administering the Policies will be greater than we can collect through other charges. We deduct a daily charge at an annual rate of 1.00% of the average daily net assets of your Policy in the Variable Account during the first twenty (20) Policy Years. The mortality and expense risk charge rate will then be reduced to an annual rate of 0.40% of the average daily net assets of your Policy in the Variable Account in the twenty-first (21st) Policy Year and beyond. These rates are guaranteed not to increase.

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If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge is more than the actual costs, the excess can be used to cover our administrative or distribution costs, or added to our surplus.

EXCHANGE CHARGE. We do not currently impose any charges when you Exchange among Investment Options or the Fixed Account, but we reserve the right to impose a charge of up to twenty dollars ($20.00) per Exchange if you Exchange on more than twelve days during a calendar year. We would deduct the Exchange charge from the amount being Exchanged.

CERTAIN FUNDS IMPOSE A SHORT-TERM REDEMPTION FEE. Ten Investment Options invest in Funds that impose a short-term redemption fee. Any short-term redemption fees that you pay are retained by the Funds, not by EFILI, and are part of the Fund's assets. The ten Funds that impose this fee are: Fidelity VIP Consumer Discretionary Portfolio, Fidelity VIP Consumer Staples Portfolio, Fidelity VIP Energy Portfolio, Fidelity VIP Industrials Portfolio, Fidelity VIP Financial Services Portfolio, Fidelity VIP Health Care Portfolio, Fidelity VIP Materials Portfolio, Fidelity VIP Technology Portfolio, Fidelity VIP Telecommunications Portfolio and Fidelity VIP Utilities Portfolio.

If you redeem an interest in one of these Investment Options that you have held for less than 60 days, the amount redeemed will be subject to a 1% short-term redemption fee. For this purpose, interests held longest will be treated as being redeemed first and interests held shortest as being redeemed last.

Redemption from a particular Investment Option occurs when you withdraw money from your Policy from that Investment Option or exchange from that Investment Option to another Investment Option. The fee will apply to all redemptions you request. The fee applies both to one-time transactions and to periodic transactions, such as redemptions made under Automatic Rebalancing and Dollar Cost Averaging programs. The fee will not apply to redemptions we make for the purpose of collecting the Monthly Deduction.

Here are two examples to help you understand the application of the fee.

Example 1: On Day One, you purchase 100 units of an Investment Option that invests in a Fund that imposes the redemption fee. On Day 58, you redeem 50 units from the Investment Option. The value of those 50 units at the time of Exchange is $500.

The fee applies to the entire amount exchanged. The fee is $5 (1% of $500).

Example 2: On Day One, you purchase 100 units of an Investment Option that invests in a Fund that imposes the redemption fee. On Day 50 you purchase an additional 50 units of the same Investment Option. On Day 65 you redeem 125 units of that Investment Option at $10 each.

The first step is to determine which units are redeemed. Using the first in, first out rule, all 100 units purchased on Day One are redeemed, and 25 of the 50 units purchased on Day 50 are redeemed. The 100 units purchased on Day One are not subject to the redemption fee because they have been held for 60 days or longer, but the 25 units purchased on Day 50 are subject to the fee because they have been held for less than 60 days. The value of the units subject to the redemption fee is $250 (25 units at $10 per unit). The redemption fee is $2.50 (1% of $250).

FUND EXPENSES. The value of the net assets of each Investment Option reflects the management fees and other expenses incurred by the corresponding Fund in which the Investment Option invests. For more information on the fees and expenses, please refer to the Fund prospectuses and the "Funds' Operating Expenses" table included in the summary of this prospectus.

REDUCTION IN CHARGES. The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative, or other costs. We also may reduce or waive charges on Policies sold to employees, officers, directors or agents of EFILI or its affiliates, and to their immediate family members. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of these individual Policies, and any other circumstances which EFILI believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

COMPENSATION FOR SERVICES. EFILI or its insurance agency affiliate receives annual compensation of up to 0.45% of assets allocated to the underlying mutual funds, for customer service, distribution and recordkeeping services with respect to those assets. This compensation is received from the Funds' advisers or their affiliates. These payments are not Policy changes, and do not increase the Fund or Policy charges described in this section or in the Fee Table.

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SURRENDERS AND PARTIAL WITHDRAWALS

You may Surrender your Policy at any time while any Insured is alive and the Policy is in force. We will send you the Cash Surrender Value less any required tax withholding, any applicable Fund short-term redemption fee, and any outstanding charges. You must send written instructions to our Service Center to initiate a Surrender, and we may require that you return your Policy. Your Policy will terminate on the date we receive your Surrender request in good order at our Service Center.

You may also make Partial Withdrawals of $500 or more from the Cash Surrender Value while any Insured is alive and the Policy is in force. You may not make a Partial Withdrawal that would reduce your Cash Surrender Value to less than $2,500.

If you do not specify where we should take the money for a Partial Withdrawal, we will take it proportionately from all the Investment Options and from the Fixed Account. You may, in the alternative, specify the dollar amounts or percentages to be withdrawn from each Investment Option (but not the Fixed Account), provided that the Partial Withdrawal amount is less than the total you have in all the Investment Options. If you request a Partial Withdrawal in an amount that is more than the total you have in all the Investment Options, you may instruct us to withdraw all the money you have in the Investment Options and the rest from the Fixed Account.

You may request Partial Withdrawals by sending us a letter or calling us at the Service Center. Withdrawals by telephone are limited as follows: (1) no withdrawal may be for more than $500,000; (2) total telephone withdrawals in a seven day period cannot total more than $500,000; and (3) if we have recorded an address change for an Owner during the past 15 days, the limits in (1) and (2) become $10,000. We reserve the right to change telephone withdrawal requirements or limitations.

For jointly owned Policies, all checks will be made payable to both Owners. You may have the money transferred to your bank account, or to a Fidelity mutual fund or brokerage account. Any Contracts and accounts between which money will be transferred must have at least one owner's name in common.

We will normally pay you the amount of any Surrender or Partial Withdrawal, less any taxes withheld, any applicable Fund short-term redemption fee and any outstanding charges, within seven days after we receive the Surrender or Partial Withdrawal request in good order at the Service Center. We may, however, delay payment if (a) the disposal or valuation of the assets in an Investment Option is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (b) the SEC by order permits the postponement of payment to protect our Owners.

In addition, we reserve the right to delay payment of any Partial Withdrawal or Surrender from the Fixed Account for not more than six months. If payment from the Fixed Account is delayed more than 10 days, we will credit interest from the date of the withdrawal request at a rate not less than 2.0% per year compounded annually or, if greater, the rate required by applicable law.

EFFECT OF SURRENDERS AND PARTIAL WITHDRAWALS

  A Surrender will take effect and the Policy will terminate on the date we receive your request in good order at our Service Center.
  Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
  A Partial Withdrawal reduces the Cash Surrender Value, and can affect the Face Amount, Death Benefit, and the Net Amount at Risk (which is used to calculate the Cost of Insurance charge).
  If Death Benefit Option A is in effect, we will reduce the Face Amount by the amount of the Partial Withdrawal. For purposes of determining the Cost of Insurance charge, any decrease will first be used to reduce the most recent increase in Face Amount, then the next most recent increases, and finally the initial Face Amount. However, if a decrease in Face Amount moves a Single Life Policy into a lower Cost of Insurance band, (for example, from $1.1 million to $900,000) then the Cost of Insurance Rate applied to that Policy's Net Amount at Risk may increase.
  If Death Benefit Option B is in effect, a Partial Withdrawal will not affect the Face Amount, but the Death Benefit will be reduced in the same amount as the Policy Account Value.
  You may not make a Partial Withdrawal if, or to the extent that, the Partial Withdrawal would reduce the Face Amount below the minimum Face Amount we require in order to issue a Policy, generally $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy. See "Purchasing a Policy" above.
  In order to operate the Policy as a life insurance policy under Federal tax law, the Company reserves the right to reject a request for a Partial Withdrawal if, in the Company's opinion, the withdrawal would cause the policy to fail to qualify as life insurance under Federal tax law. The Company will promptly notify the Owner of any such action. The Company will always honor an Owner's request for a full Surrender, or any Partial Withdrawal that does not cause the Policy to fail to qualify as life insurance.

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  Partial Withdrawals may increase your risk of Lapse. Both Surrenders and Partial Withdrawals may have unfavorable tax consequences. You should consult a qualified tax adviser before making a Surrender or Partial Withdrawal. See "Policy Lapse and Reinstatement" and "Federal Tax Considerations."

SIGNATURE GUARANTEE OR CUSTOMER AUTHENTICATION

Certain requests may require a signature guarantee or a customer authentication. A signature guarantee or a customer authentication is designed to protect you and EFILI from fraud.

Your request must be in writing and may require a signature guarantee if any of the following situations apply:

(1) Loss of account ownership.

(2) Any other circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker/dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. A customer authentication can be obtained only at a Fidelity Investments Investor Center.

LOANS

After the first Policy Year, while any Insured is alive and the Policy is in force, you may submit a request to borrow money from us using the Policy as the only collateral for the Loan. We normally pay you the Loan proceeds within seven (7) days after we receive a Loan request in good order. We may postpone payment of Loans under certain conditions, as described in "Surrenders and Partial Withdrawals."

  The minimum Loan you may take is $500.
  The maximum Loan you may take is up to 90% of your Policy Account Value.
  If you have a Policy Loan outstanding, you may take an additional Loan so long as the total of all your Policy Loans does not exceed 90% of the Policy Account Value, including outstanding Policy Loan indebtedness.
  If you have another life insurance policy with an outstanding loan and wish to transfer that policy's proceeds into this Policy under Section 1035 of the Internal Revenue Code, we may permit you to carry over the Loan Balance even during the first Policy Year. You may not, however, request any new Loan proceeds during the first Policy Year.
  We will not extend new or additional Policy Loans after the Extended Maturity Date.

LOAN BALANCE AND LOAN COLLATERAL ACCOUNT. After your Loan application is approved, we will take three steps as of the close of business on the next Valuation Day:

  We will send you the initial Loan amount requested from our general account.
  We will set up an account to record the amount you owe, the "Loan Balance." Initially, of course, the Loan Balance is equal to the initial Loan amount we have sent you.
  Finally, to secure the Loan, we will transfer a net amount equal to the initial Loan Balance out of your Investment Options and Fixed Account and into a Loan Collateral Account that we hold as collateral. You may specify that we redeem this amount from specific Investment Options; but if you specify an Investment Option that invests in a Fund that charges a short-term redemption fee, we will increase the amount redeemed so that after payment of any applicable redemption fee, the amount transferred into the Loan Collateral Account will equal the Loan Balance. Otherwise, we will transfer the Loan amount on a pro rata basis from all of your Investment Options and the Fixed Account based on the proportion of the Cash Surrender Value then allocated to each Investment Option and to the Fixed Account on the date of the transaction. These amounts will remain in the Loan Collateral Account until you repay the Loan.
  If we have approved your request to transfer proceeds to this Policy from another policy subject to an outstanding Loan, your initial Loan Balance and Loan Collateral Account will be the outstanding Loan Balance you owed under the prior policy, and we will pay no new Loan proceeds to you.

The amounts held in the Loan Collateral Account are part of your Policy Account Value. While you have an outstanding Loan Balance, the Cash Surrender Value will be the Policy Account Value (including the Loan Collateral Account balance) less the Loan Balance including accrued but unpaid interest.

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As long as the Loan is outstanding, we will continue to hold an amount as collateral for the Loan in the Loan Collateral Account. This amount is not affected by the investment performance of the Investment Options and will not be credited with the interest rates accruing on the Fixed Account. Amounts held in the Loan Collateral Account will accrue Loan interest and affect the Policy Account Value, even after the Loan is repaid, because these amounts will miss the opportunity to participate in the investment performance of the Investment Options while the Loan is outstanding.

INTEREST PROCESSING. We charge you interest at a six percent (6%) annual rate on your Loan Balance. This rate will not be adjusted. Interest will be accrued and compounded (that is, become part of the Loan Balance) on each monthly Policy Processing Day.

Amounts in the Loan Collateral Account earn interest at an annual rate guaranteed not to be lower than four percent (4%) before the tenth (10th) Policy anniversary, and 5.75% thereafter. Loan interest is credited to the Loan Collateral Account on each monthly Policy Processing Day.

Loan interest capitalizes annually on the Policy Anniversary date, or when you take out a new Loan or make a repayment. Two things happen simultaneously when Loan interest capitalizes. First, the interest we have credited on the Loan Collateral Account is exchanged into the Investment Options and the Fixed Account in accordance with your then-current Premium allocation instructions. Second, we transfer an amount equal to the interest accrued upon your Loan Balance since the last Loan interest capitalization from your Cash Surrender Value to the Loan Collateral Account. We will obtain this amount by making redemptions from the Money Market Investment Option, or on a pro-rata basis from your balances in all Investment Options and the Fixed Account, based on your then-current Monthly Deduction instructions. (See "Monthly Deduction.")

REPAYMENT. You may repay all or part of your indebtedness at any time while any Insured is alive and the Policy is in force. Upon each Loan repayment, we will allocate an amount equal to the Loan repayment (but not more than the Loan Balance) from the Loan Collateral Account back to the Investment Options and/or Fixed Account according to your then-current new Premium allocation instructions and our Premium allocation procedures. (See "Allocating Premiums Among Investment Options and Fixed Account." ) We will treat any repayment in excess of the Loan Balance as a Premium payment.

While your Loan is outstanding, we will credit payments we receive as Premium payments or Loan repayments in accordance with your written instructions. If we do not receive written instructions, we will assume that any payments you make are Premium payments.

Making Premium payments while a Loan is outstanding will increase your short-term costs of owning a Policy. Loan repayments, unlike Premium payments, are not subject to the State Tax Charge and will reduce net interest charges. Accordingly, while you have a Loan outstanding, you should provide written instructions about whether you want us to treat each payment as a Loan repayment or a Premium payment.

EFFECT OF LOANS ON POLICY ACCOUNT VALUES AND INSURANCE PROCEEDS.

  The amount of the Loan Balance, including unpaid principal and any accrued and unpaid interest, reduces the Cash Surrender Value and the Insurance Proceeds payable on the Insured's death.
  Amounts transferred as collateral to the Loan Collateral Account do not participate in the investment performance of the Investment Options, or earn Fixed Account interest, as long as the Loan is outstanding. Moreover, the interest we charge on your Loan Balance is greater than the interest earned on the Loan Collateral Account. This may limit your opportunity for asset growth over the long term.
  Repaying a Loan causes the Insurance Proceeds and the Cash Surrender Value to increase by the amount of the repayment.
  If your indebtedness causes the Cash Surrender Value on a Policy Processing Day to be less than the Monthly Deduction due, and the No-Lapse Guarantee no longer applies, your Policy will go into Default and enter a Grace Period. See "Policy Lapse and Reinstatement." If the Default is not remedied before the end of the Grace Period, the Policy will Lapse and we will repossess the collateral held in the Loan Collateral Account and use it to reduce or eliminate the Loan Balance.
  Policy Loans may increase your risk of Lapse and may have unfavorable tax consequences. You should consult a qualified tax adviser before taking a Policy Loan. See "Policy Lapse and Reinstatement" and "Federal Tax Considerations."

POLICY LAPSE AND REINSTATEMENT

A Policy will go into Default if, on a monthly Policy Processing Day, the Cash Surrender Value is insufficient to pay the amount of the Monthly Deduction and the No-Lapse Guarantee no longer applies to the Policy. Therefore, a Policy could Lapse eventually if its Cash Surrender Value is not sufficient to cover Policy charges.

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We will notify you in writing within 30 days of any Default and will allow you a Grace Period of 61 days from the date of the written notice, in which you may make a Premium payment sufficient to bring the Policy out of Default. The required payment will be the accumulated deficiencies plus three (3) months' Monthly Deductions.

If we do not receive the required payment by the end of the Grace Period, the Policy will Lapse: that is, terminate with no value. If there is a Policy Loan, we will repossess the collateral held in the Loan Collateral Account and use it to reduce or eliminate the Loan Balance. In addition, a Policy Lapse may have unfavorable tax consequences. See "Federal Tax Considerations."

DEATH DURING GRACE PERIOD. If the Insured under a Single Life Policy, or the last surviving Insured under a Survivorship Life Policy, should die during the Grace Period, the Cash Surrender Value used in the calculation of the Death Benefit will be the Cash Surrender Value as of the Policy Processing Day on which the Policy went into Default.

NO-LAPSE GUARANTEE. As long as your Policy satisfies the No-Lapse Guarantee Cumulative Premium Test, we guarantee that the Policy will not go into Default during the No-Lapse Guarantee Period, even if adverse investment experience or other factors should cause the Cash Surrender Value to fall to zero or below. The No-Lapse Guarantee applies to all Underwriting Classes. The No-Lapse Guarantee Period for a Single Life Policy is the first ten (10) Policy Years, if the Issue Age of the Insured is 70 or less; or the first five (5) Policy Years, if the Issue Age of the Insured is 71 or more. The No-Lapse Guarantee Period for a Survivorship Life Policy is the first five (5) Policy Years. After the end of the No-Lapse Guarantee Period, this guarantee no longer applies. If you make a material change to your Policy, such as an increase or decrease in the Face Amount, the Premium payments necessary to maintain this guarantee may increase or decrease.

Because this guarantee prevents Lapse during the No-Lapse Guarantee Period, it is possible for your Cash Surrender Value to decline below zero. In this case, unless you repay the negative balance before the end of the No-Lapse Guarantee Period, your Policy will lapse after the end of that period. Before the end of the No-Lapse Guarantee Period, however, a negative Cash Surrender Value will not increase the base on which Cost of Insurance Rates are applied to an amount in excess of the Death Benefit, and will not reduce the Insurance Proceeds payable.

If your Policy does not satisfy the No-Lapse Guaranteed Premium Test, the No-Lapse Guarantee will terminate and cannot be reinstated. Termination of the No-Lapse Guarantee may occur even if the Policy remains in force.

No-Lapse Guarantee Cumulative Premium Test. At the time you purchase your Policy, we will provide you with a Planned Premium Payment Schedule. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, on each monthly Policy Processing Day, the sum of all Premiums paid to date, less any Loans and withdrawals taken and any charges or interest then due, is equal to or exceeds the sum of the payments that would have been made through that date if the Planned Annual Premium had been paid in timely equal monthly installments prior to each Policy Processing Day. If you fail the Cumulative Premium Test and fail to make the necessary payments during the NLG Grace Period (defined below), you will not be able to reinstate this guarantee.

Notice; NLG Grace Period. The annual statement for your Policy will indicate whether the No-Lapse Guarantee is still in effect. In addition, if your Policy fails the No-Lapse Guarantee Cumulative Premium Test on a monthly Policy Processing Day, we will send you a letter indicating that you have a grace period of thirty (30) days from the day your Policy failed the test, in which to pay Premiums sufficient to make up the shortfall.

Important: If your Policy fails the No-Lapse Guarantee Cumulative Premium Test and you fail to make the necessary payment before the end of the Grace Period, the guarantee will no longer apply and there is no way to reinstate the guarantee. If the Policy still has a sufficient Cash Surrender Value, however, it will remain in force despite the loss of the No-Lapse Guarantee.

POLICY REINSTATEMENT. An Owner may, by making a written request, reinstate a Policy which has terminated after going into Default at any time within the three-year period following the date of termination subject to the following conditions:

• Evidence of each Insured's insurability, satisfactory to us, is provided to us; and

• A payment equal to the amount that was required to bring the Policy out of Default immediately prior to termination, plus an amount equal to the applicable Monthly Deduction for the next three (3) months, must be paid to us.

If reinstatement is approved, the effective date of reinstatement will be the later of the date we approve the Owner's request or the date we receive the required payment at our Service Center.

A reinstated Policy:

• Has the same Policy Date as the Policy when originally issued;

• May have higher Cost of Insurance Rates if the Insured is in a different Underwriting Class and/or a different age group at the time of reinstatement;

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• Will NOT have a No-Lapse Guarantee;

• Reflects the reduction or elimination of any previous Policy Loans due to the previous Lapse; and

• Has a Policy Account Value and Cash Surrender Value equal to the Premium paid, net of State Tax Charge withheld, less the amount that was required to bring the Policy out of Default immediately prior to termination.

TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based on EFILI's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

• Tax Status of the Policy

To qualify as a life insurance contract for Federal income tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, EFILI believes that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Internal Revenue Code requires that the investments of each subaccount of the separate account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code (discussed above). The separate account, through the Funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the Funds' assets are to be invested. EFILI believes that the separate account will thus meet the diversification requirement, and EFILI will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the Policy Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable Policy Owner is considered the Owner of separate account assets, income and gain from the assets would be includable in the variable Policy Owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which Policy Owners may direct their investments to particular subaccounts without being treated as Owners of the underlying shares. No such regulations or revenue rulings have been issued to date. It is possible that when regulations or rulings are issued, the Policies may need to be modified to comply with them.

  IRC Qualification

For a Policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests - a Cash Value Accumulation Test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not be changed thereafter.

  Cash Value Accumulation Test (CVAT). Under the terms of the Policy, the Policy Account Value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy. If the Insured under a Single Life Policy is 75 years old or more on the Policy Date, the CVAT will automatically apply.
  Guideline Premium Test (GPT). The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the Premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the Death Benefit at any time must be equal to or greater than the applicable percentage of Policy Account Value specified in the Code.

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The CVAT does not limit the amount of Premiums that may be paid under the Policy. If you desire to pay Premiums in excess of those permitted under the GPT, you should consider electing to have your Policy qualify under the CVAT. However, any Premium that would increase the Net Amount at Risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum Death Benefit due to growth in the Policy Account Value will generally be greater under the CVAT than under the GPT.

The GPT limits the amount of Premium that may be paid under the Policy. If you do not desire to pay Premiums in excess of those permitted under GPT limitations, you should consider electing to have your Policy qualify under the GPT.

The following discussion assumes that the Policy qualifies as a life insurance contract for Federal income tax purposes.

We believe that the Insurance Proceeds under the Policy will be excludable from the gross income of the Beneficiary and that you will not be taxed on increases in the Policy's Account Value during the life of the Insured, or in the case of Survivorship Life Policy, the life of the second of the two Insureds.

  Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts" ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a MEC will depend on the individual circumstances of each Policy. In general, a Policy will be a MEC if the accumulated Premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums. We have the right to limit or refund any Premium or portion of a Premium, or to request additional written instructions if, in our opinion, the Premium would cause your Policy to become a MEC.

All Policies that we issue to the same Owner during any calendar year, which are treated as MECs, are treated as one MEC for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a MEC are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be treated as a MEC.

  Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a MEC will be subject to the following tax rules. First, all distributions, including distributions upon Surrender and Partial Withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due Loan interest that is added to the Loan amount will be treated as a Loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Loan taken from or secured by, such a Policy that is included in income except where the distribution or Loan is made on or after the owner attains age 59 1/2, is attributable to the Owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

Once a Policy becomes a MEC, it is always treated as a MEC. MEC status may be particularly burdensome for Owners who intend to take Loans or Partial Withdrawals, such as employers that intend to fund employee benefits.

  Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not a MEC, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income.

Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such Loans are treated as indebtedness of the Owner.

Finally, neither distributions (including distributions upon Surrender) nor Loans from, or secured by, a Policy that is not a MEC are subject to the 10 percent additional tax.

  Policy Loan Interest

Generally, personal interest paid on a Loan under a Policy which is owned by an individual is not deductible. In addition, interest on any Loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on Policy Loans may also be subject to the restrictions of Section 264 of the Code. An Owner should consult a qualified tax adviser before deducting any interest paid in respect of a Policy Loan.

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  Investment in the Policy

Investment in the Policy means: (i) the aggregate amount of any Premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Loan from, or secured by, a Policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Loan from, or secured by, a Policy that is a MEC to the extent that such amount is included in the gross income of the Owner.

  Policy Lapse

If a Policy lapses in part due to Loans or Partial Withdrawals taken by the Owner, then gains in the Policy may be immediately taxable.

  Other Tax Considerations

The tax consequences of continuing the Policy after the Extended Maturity date are not clear. Consult your qualified tax adviser if you intend to do so.

The transfer or assignment of the Policy or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the Owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state and local transfer taxes may be imposed. Consult with your qualified tax adviser for specific information in connection with these taxes.

LEGAL PROCEEDINGS

No litigation is pending that would have a material effect on us or the Variable Account.

FINANCIAL STATEMENTS

Our financial statements appear in the SAI.

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GLOSSARY

Application: A form or set of forms that must be completed and signed by a prospective Owner and each Insured before we can issue a Policy.

Beneficiary: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom Insurance Proceeds are paid.

Cash Surrender Value: The Policy Account Value (the total value of your accounts in the Investment Options, in the Fixed Account, and the Loan Collateral Account), less any Loan Balance (which includes accrued interest).

Cash Value Accumulation Test: One of two tests prescribed in Section 7702 of the Internal Revenue Code that defines whether an insurance contract qualifies to be treated as a life insurance policy for Federal tax purposes. Both this test and the Guideline Premium Test establish requirements for how much the Death Benefit amount must exceed the Policy Account Value through the life of the Policy. See the SAI and your Policy for more information.

Conditional Receipt: A receipt evidencing our receipt of a Premium payment before we issue a Single Life Policy. A Conditional Receipt is not an insurance Policy.

Cost of Insurance: A monthly charge we assess to compensate us for underwriting the Death Benefit. It is the product of your Policy's Cost of Insurance Rate times its Net Amount at Risk on your Policy's monthly Policy Processing Day. It varies from Policy to Policy and from month to month. Your Policy Schedule indicates the guaranteed Cost of Insurance Rates applicable to your Policy.

Cost of Insurance Rate: This rate is used to calculate the monthly Cost of Insurance charge. It depends on a number of factors that are unique to your Policy, including each Insured's Issue Age, sex and Underwriting Class, as well as the Policy Year and, for a Single Life Policy, the Face Amount.

Death Benefit: The gross amount, before deduction of Loan Balances and outstanding charges, that we agree to pay the Beneficiary upon receipt of proof of the death of the Insured in a Single Life Policy, or the death of last surviving Insured in a Survivorship Life Policy. The Death Benefit is based upon your choice of Death Benefit Option A or B, your choice of Face Amount and in some cases on the Policy Account Value and choice of tax test.

Default: A Policy goes into Default if its Cash Surrender Value is too low to pay the Monthly Deduction amount and if the No-Lapse Guarantee no longer applies. Following a Default, the Owner has a 61-day Grace Period in which to make a Premium payment sufficient to cure the Default.

EFILI ("we"): Empire Fidelity Investments Life Insurance Company, the issuer of the Policy.

EFT: Electronic Funds Transfer. You can make Premium payments by authorizing us to automatically deduct a specified amount monthly from your bank account.

Exchange: A transaction in which amounts allocated to one Investment Option and/or the Fixed Account are redeemed and invested in a different Investment Option and/or the Fixed Account, at the Owner's request.

Extended Maturity: The period after the Policy Anniversary nearest the Insured's 100th birthday for a Single Life Policy, and after the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured, for a Survivorship Life Policy. During Extended Maturity, the Death Benefit is changed to equal the Policy Account Value and we do not assess Monthly Deductions.

Face Amount: The dollar amount of insurance selected by the Owner. The Face Amount is a factor in determining the Death Benefit and certain charges.

Fixed Account: A part of our general account. You may allocate a portion of your Net Premium payments or a portion of your Policy Account Value to the Fixed Account. Amounts allocated to the Fixed Account do not fluctuate in value, and earn interest at rates that we declare from time to time. We guarantee that the declared rate will always be at least the guaranteed rate stated in your Policy Schedule.

Free Look Period: The period shown on your Policy's cover page during which you may examine and return the Policy to us at our Service Center and receive a refund.

Fund: A mutual fund in which an Investment Option invests. The Funds are named in this prospectus and described in detail in the Fund prospectuses.

Grace Period: A 61-day period after a Policy first goes into Default, after which the Policy will Lapse if the Owner does not make a Premium payment sufficient to cure the Default.

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Guideline Premium Test: One of two tests prescribed in Section 7702 of the Internal Revenue Code that define whether an insurance contract qualifies to be treated as a life insurance Policy for Federal tax purposes. This test defines a limit on the Premiums you can pay into your Policy. Both this test and the Cash Value Accumulation Test establish requirements for how much the Death Benefit amount must exceed the Policy Account Value through the life of the Policy. See the SAI and your Policy for more information.

Home Office: Empire Fidelity Investments Life Insurance Company, 640 Fifth Ave, New York, New York 10019. For information or transactions regarding your Policy, please contact our Service Center.

Insurance Proceeds: The amount we pay to the Beneficiaries or other persons after we receive satisfactory proof of death of the Insured on a Single Life Policy or both Insureds on a Survivorship Life Policy. It is calculated as the Death Benefit, less any Loan Balance and unpaid Monthly Deductions. Any Rider benefits will be determined and paid in accordance with the terms of the applicable Rider.

Insured: A person whose life is insured by the Policy. In the case of a Single Life Policy, there will be only one Insured. In the case of a Survivorship Life Policy, there will be two Insureds and the Insurance Proceeds will be paid only upon the death of the second Insured to die.

Internal Revenue Code: The U.S. Internal Revenue Code of 1986, as amended.

Investment Option: A subaccount of our Variable Account, which invests all of its net assets in a specific Fund. You may allocate Premium payments into one or more Investment Options, and the value of the amount allocated will change daily with the Fund's investment performance.

Issue Age: The Insured's age on the Insured's birthday nearest the Policy Date.

Issue Date: The date we produce your Policy. It will be stated on your Policy.

Lapse: The termination of a Policy without value. If a Policy goes into Default, because the Cash Surrender Value is too low to cover monthly charges and the No-Lapse Guarantee no longer applies, it will Lapse at the end of a 61-day Grace Period unless the Owner makes a minimum Premium payment. You may reinstate a lapsed Policy, subject to certain conditions.

Loan: A transaction in which you borrow money from us, using the Policy as the only collateral. Interest charges and other terms and conditions are described under "Loans."

Loan Balance: The principal and accrued interest due under all Policy Loans you have taken, as reflected on our records.

Loan Collateral Account: The account to which we transfer funds, from the Investment Options and/or the Fixed Account, as collateral for a Policy Loan.

MEC: A modified endowment contract, as defined under the Internal Revenue Code.

Minimum Initial Premium: The minimum Premium payment needed in order for us to issue a Policy. Your Minimum Initial Premium amount will be at least: the Planned Annual Premium if you have selected an annual payment schedule; one-half the Planned Annual Premium if you have selected a semi-annual payment schedule; or one-sixth of the Planned Annual Premium (two months' worth), if you have elected a monthly payment schedule using automatic electronic funds transfer (EFT).

Monthly Deduction: The amount we deduct from the Cash Surrender Value on each monthly Policy Processing Day. The Monthly Deduction includes the Cost of Insurance charge, the monthly Policy charge, the monthly unit charge for Survivorship Life Policies, and charges for any Riders.

Net Amount at Risk: The Death Benefit minus the Policy Account Value. This figure measures the insurance risk we bear, and is the basis for the Cost of Insurance charge.

Net Premium: The remaining Premium payment amount after we deduct the State Tax Charge.

No-Lapse Guarantee: A guarantee by us that, as long as your Policy satisfies the No-Lapse Guarantee Cumulative Premium Test as defined in the Policy (see "No-Lapse Guarantee"), the Policy will not Lapse during the No-Lapse Guarantee Period. The No-Lapse Guarantee Period for a Single Life Policy is the first ten (10) Policy Years, if the Issue Age of the Insured is 70 or less; or the first five (5) Policy Years, if the Issue Age of the Insured is 71 or more. The No-Lapse Guarantee Period for a Survivorship Life Policy is the first five (5) Policy Years.

Owner ("you"): The person who holds the rights and duties under the insurance Policy, including the right to designate the Beneficiaries, choose the Death Benefit and Riders, and the responsibility to make Premium payments. The Owner is the person with whom we, the insurance company, make the contract of insurance. A Policy may be jointly owned only by a married couple, or by two unmarried individuals to the extent state law requires recognition of their joint ownership.

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Partial Withdrawal: An Owner's withdrawal of a portion of the Cash Surrender Value.

Planned Annual Premium: An annual Premium amount stated in the Policy Schedule. The Owner is not required to make payments according to this plan to keep the Policy in force. However, a failure to make at least the Planned Annual Premium payments in a timely manner will result in the loss of the No-Lapse Guarantee.

Policy Account Value: The total value of your accounts in the Investment Options, in the Fixed Account, and the Loan Collateral Account. Policy Account Value is the starting point for calculating important values under the Policy, including the Death Benefit and Cash Surrender Value.

Policy Anniversary: The same day and month as the Policy Date in each later year.

Policy Date: The date insurance coverage becomes effective. It will be stated in your Policy Schedule.

Policy Processing Day: The day of each month when we deduct monthly charges from the Cash Surrender Value. It is the same day of every month as the Policy Date.

Policy Schedule: The portion of your Policy that sets forth information specific to your agreement with us, including the Insured(s), Face Amount, tax test and Death Benefit option.

Policy Year: A year that starts on the Policy Date or on a Policy Anniversary.

Premiums: Payments by the Owner to us in order to provide the Policy benefits and fund the Policy Account Value.

Rider: An extra benefit that you can choose to add to the Policy, generally for an additional cost. Each Rider has its own form, that describes its terms, conditions and benefits. If you purchase a Rider, the Rider form will be attached to your Policy.

SEC: The United States Securities and Exchange Commission.

Service Center: The office where we process Policy-related transactions, P.O. Box 724677, Atlanta, GA 31139. We may change this upon advance written notice to you.

Single Life Policy: The Lifetime Reserves Flexible Premium Variable Universal Life Policy offered by this prospectus.

State Tax Charge: A charge we assess on premiums we receive, to pay for applicable state taxes.

Surrender: Termination of the Policy at the Owner's request.

Survivorship Life Policy: The Lifetime Reserves Flexible Premium Survivorship Variable Universal Life Policy offered by this prospectus.

Underwriting Class: The risk classification we assign to the Insured or Insureds, based on the Application form and evidence of insurability. The Underwriting Class is a principal factor in determining the Cost of Insurance Rate.

Valuation Day: Any day on which the Funds and Investment Options are priced, generally each day the New York Stock Exchange is open for trading.

Variable Account: Empire Fidelity Investments Variable Life Account A. The Variable Account holds all assets allocated by Owners to the Investment Options, and is maintained separately from our general account.

You: The owner of the Policy. See "Owner" above.

The Statement of Additional Information (SAI) includes additional information about the Variable Account. To request a free copy of the SAI, a free personalized Policy illustration of death benefits, cash surrender values, or other information about the Policies, or to make Owner inquiries, please call toll-free 1-888-343-5433.

In addition, information about the Variable Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Variable Account are available on the SEC's internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street NW, Washington DC 20549-0102.

Investment Company Act of 1940 File no. 811-21604
EVUL-PRO-0415
1.803603.112

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THIS PAGE INTENTIONALLY LEFT BLANK

PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(DEPOSITOR)

EMPIRE FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT A
(REGISTRANT)

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2015

This Statement of Additional Information ("SAI") supplements the information found in the current prospectus for the variable universal life contract ("Contract") offered by Empire Fidelity Investments Life Insurance Company ("EFILI") through its Variable Life Account A (the "Variable Account"). You may obtain a copy of the Prospectus dated April 30, 2015 without charge by calling 1-888-343-5433.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACT.

Table of Contents
SAI
General Information and History	(Click Here)
The Variable Account	(Click Here)
Services	(Click Here)
Underwriters	(Click Here)
Experts	(Click Here)
Financial Statements	(Click Here)
Variable Account (enclosed)
Empire Fidelity Investments Life Insurance Company (enclosed)

EVUL-PTB-0415
1.803606.112

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

EFILI is a stock life insurance company organized in 1991 and existing under the laws of the State of New York. EFILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. EFILI is a wholly-owned subsidiary of Fidelity Investments Life Insurance Company, which is in turn a wholly owned subsidiary of FMR LLC, the parent company of the Fidelity Investments companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR LLC own the voting common stock of FMR LLC. EFILI's financial statements appear in the Statement of Additional Information. Our principal executive offices are located at 640 Fifth Ave, New York, New York 10019.

THE VARIABLE ACCOUNT

Empire Fidelity Investments Variable Life Account A ("Variable Account") is a separate investment account of EFILI, and was established on July 25, 2002. It is used to support the variable universal life policy described herein. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

SERVICES

McCamish Systems, LLC, 6425 Powers Ferry Road, 3rd floor, Atlanta, GA, 30339, provides administrative services to EFILI related to Policy application processing, production of Policy documents, administration of Policy transactions, maintenance of Policy files, production of periodic reports, and Variable Account administration.

PricewaterhouseCoopers LLP, is the Variable Account's independent registered public accounting firm. Its business office is located at 125 High Street, Boston, Massachusetts 02110.

The assets of the Variable Account are held by EFILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Subaccounts. We maintain fidelity bond coverage for the acts of our officers and employees.

UNDERWRITERS

Fidelity Brokerage Services LLC ("FBS") and Fidelity Insurance Agency, Inc. ("FIA") distribute the Policies through a continuous offering. FBS is the principal underwriter. Both FBS and FIA are affiliates of us and of FMR LLC, our parent company. Fidelity Distributors Corporation ("FDC") is the distributor of the Fidelity family of funds, including the Fidelity Funds. The principal business address of FBS is 900 Salem Street, Smithfield, RI 02917 and FDC is 100 Salem Street, Smithfield, RI 02917.

We pay FIA first year sales compensation of not more than 3% Premium.

No underwriting commissions have been paid to or retained by the principal underwriter related to sales of contracts of the Registrant (Empire Fidelity Investments Life Account A).

EXPERTS

The financial statements of the Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, and the financial statements of Empire Fidelity Investments Variable Life Account A of the Company as of December 31, 2014 and for each of the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address for PricewaterhouseCoopers LLP is 125 High Street, Boston, Massachusetts 02110.

FINANCIAL STATEMENTS

The financial statements of the Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Policies. Please note that the Company is relying on the exemption provided by SEC Rule 12h-7 in its preparation of the Company's financial statements provided herein.

Statements of Assets and Liabilities Statements of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

Empire Fidelity® Investments

Variable Life Account A

Annual Report

December 31, 2014

(Fidelity Cover Art)

Empire Fidelity Investments Variable Life Account A

Statements of Assets and Liabilities

December 31, 2014

	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity Income	VIP - Overseas, Class R	VIP - Investment Grade Bond	VIP - Asset Manager	VIP - Index 500
Assets:
Investments at market value	$ 7,667	$ 5,066	$ 31,116	$ 4,206	$ 21,103	$ 35,872	$ 166,215
Receivable from EFILI	0	0	28	0	0	12	300
Total Assets	7,667	5,066	31,144	4,206	21,103	35,884	166,515
Liabilities:
Payable to EFILI	11	23	0	115	5	0	0
Total net assets	$ 7,656	$ 5,043	$ 31,144	$ 4,091	$ 21,098	$ 35,884	$ 166,515
Net Assets:
Life contracts	$ 7,656	$ 5,043	$ 31,144	$ 4,091	$ 21,098	$ 35,884	$ 166,515
Total net assets	$ 7,656	$ 5,043	$ 31,144	$ 4,091	$ 21,098	$ 35,884	$ 166,515
Units Outstanding and Unit Value:
Fidelity Lifetime Reserves:
Units Outstanding	374	301	346	278	533	703	2,796
Unit Value	$ 20.45	$ 16.75	$ 90.11	$ $14.70	$ 39.62	$ 51.03	$ 59.56
	Subaccounts Investing In:
	VIP - Asset Manager Growth	VIP - Contrafund	VIP - Balanced	VIP - Dynamic Capital Appreciation	VIP - Mid Cap
Assets:
Investments at market value	$ 37,600	$ 92,908	$ 111,025	$ 7,671	$ 5,752
Receivable from EFILI	6	0	14	2	0
Total Assets	37,606	92,908	111,039	7,673	5,752
Liabilities:
Payable to EFILI	0	261	0	0	193
Total net assets	$ 37,606	$ 92,647	$ 111,039	$ 7,673	$ 5,559
Net Assets:
Life contracts	$ 37,606	$ 92,647	$ 111,039	$ 7,673	$ 5,559
Total net assets	$ 37,606	$ 92,647	$ 111,039	$ 7,673	$ 5,559
Units Outstanding and Unit Value:
Fidelity Lifetime Reserves:
Units Outstanding	1,109	1,284	4,098	344	151
Unit Value	$ 33.91	$ 72.16	$ 27.09	$ 22.31	$ 36.81
	Subaccounts Investing In:
	VIP - Technology	VIP - Energy	VIP - Financial Services	VIP - Industrials	VIP - Real Estate
Assets:
Investments at market value	$ 1,692	$ 3,622	$ 4,765	$ 2,941	$ 56,690
Receivable from EFILI	0	0	0	3	0
Total Assets	1,692	3,622	4,765	2,944	56,690
Liabilities:
Payable to EFILI	6	111	48	0	252
Total net assets	$ 1,686	$ 3,511	$ 4,717	$ 2,944	$ 56,438
Net Assets:
Life contracts	$ 1,686	$ 3,511	$ 4,717	$ 2,944	$ 56,438
Total net assets	$ 1,686	$ 3,511	$ 4,717	$ 2,944	$ 56,438
Units Outstanding and Unit Value:
Fidelity Lifetime Reserves:
Units Outstanding	79	136	381	83	2,813
Unit Value	$ 21.35	$ 25.77	$ 12.39	$ 35.43	$ 20.06
	Subaccounts Investing In:
	VIP - Strategic Income	VIP - Growth Strategies	VIP - International Capital Appreciation, Class R	VIP - Value Leaders	VIP - Value
Assets:
Investments at market value	$ 3,928	$ 1,758	$ 6,758	$ 5,092	$ 5,178
Receivable from EFILI	0	4	0	22	0
Total Assets	3,928	1,762	6,758	5,114	5,178
Liabilities:
Payable to EFILI	165	0	91	0	102
Total net assets	$ 3,763	$ 1,762	$ 6,667	$ 5,114	$ 5,076
Net Assets:
Life contracts	$ 3,763	$ 1,762	$ 6,667	$ 5,114	$ 5,076
Total net assets	$ 3,763	$ 1,762	$ 6,667	$ 5,114	$ 5,076
Units Outstanding and Unit Value:
Fidelity Lifetime Reserves:
Units Outstanding	232	98	434	344	285
Unit Value	$ 16.23	$ 17.93	$ 15.36	$ 14.87	$ 17.81
	Subaccounts Investing In:
	VIP - Disciplined Small Cap	VIP - FundsManager 50%	VIP - FundsManager 85%	VIP - Materials
Assets:
Investments at market value	$ 12,949	$ 32,910	$ 45,252	$ 20,518
Receivable from EFILI	1	0	11	13
Total Assets	12,950	32,910	45,263	20,531
Liabilities:
Payable to EFILI	0	5	0	0
Total net assets	$ 12,950	$ 32,905	$ 45,263	$ 20,531
Net Assets:
Life contracts	$ 12,950	$ 32,905	$ 45,263	$ 20,531
Total net assets	$ 12,950	$ 32,905	$ 45,263	$ 20,531
Units Outstanding and Unit Value:
Fidelity Lifetime Reserves:
Units Outstanding	819	2,316	3,162	1,180
Unit Value	$ 15.81	$ 14.21	$ 14.32	$ 17.39
	Subaccounts Investing In:
	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt
Assets:
Investments at market value	$ 3,523	$ 1,549
Receivable from EFILI	44	10
Total Assets	3,567	1,559
Liabilities:
Payable to EFILI	0	0
Total net assets	$ 3,567	$ 1,559
Net Assets:
Life contracts	$ 3,567	$ 1,559
Total net assets	$ 3,567	$ 1,559
Units Outstanding and Unit Value:
Fidelity Lifetime Reserves:
Units Outstanding	141	53
Unit Value	$ 25.22	$ 29.53

See accompanying notes which are an integral part of the financial statements.

Annual Report

Empire Fidelity Investments Variable Life Account A

Statements of Operations

For the year ended December 31, 2014

	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity Income	VIP - Overseas, Class R	VIP - Investment Grade Bond	VIP - Asset Manager
Income:
Dividends	$ 1	$ 299	$ 875	$ 61	$ 458	$ 544
Expenses:
Mortality and expense risk charges	77	52	303	41	209	336
Net investment income (loss)	(76)	247	572	20	249	208
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	0	34	108	11	58	175
Realized gain distributions	0	0	423	1	8	1,486
Net realized gain (loss) on investments	0	34	531	12	66	1,661
Unrealized appreciation (depreciation)	0	(271)	1,123	(459)	644	(377)
Net increase (decrease) in net assets from operations	$ (76)	$ 10	$ 2,226	$ (427)	$ 959	$ 1,492
	Subaccounts Investing In:
	VIP - Index 500	VIP - Asset Manager Growth	VIP - Contrafund	VIP - Balanced	VIP - Dynamic Capital Appreciation
Income:
Dividends	$ 2,609	$ 410	$ 863	$ 1,614	$ 33
Expenses:
Mortality and expense risk charges	1,542	354	857	1,064	71
Net investment income (loss)	1,067	56	6	550	(38)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2,167	245	581	627	89
Realized gain distributions	145	29	1,810	12,826	264
Net realized gain (loss) on investments	2,312	274	2,391	13,453	353
Unrealized appreciation (depreciation)	14,841	1,250	6,514	(4,717)	343
Net increase (decrease) in net assets from operations	$ 18,220	$ 1,580	$ 8,911	$ 9,286	$ 658
	Subaccounts Investing In:
	VIP - Mid Cap	VIP - Technology	VIP - Energy	VIP - Financial Services	VIP - Industrials
Income:
Dividends	$ 15	$ 2	$ 40	$ 53	$ 25
Expenses:
Mortality and expense risk charges	54	17	43	45	29
Net investment income (loss)	(39)	(15)	(3)	8	(4)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	31	50	35	57	3
Realized gain distributions	124	259	48	0	51
Net realized gain (loss) on investments	155	309	83	57	54
Unrealized appreciation (depreciation)	170	(125)	(648)	364	95
Net increase (decrease) in net assets from operations	$ 286	$ 169	$ (568)	$ 429	$ 145
	Subaccounts Investing In:
	VIP - Real Estate	VIP - Strategic Income	VIP - Growth Strategies	VIP - International Capital Appreciation, Class R	VIP - Value Leaders	VIP - Value
Income:
Dividends	$ 940	$ 119	$ 2	$ 27	$ 59	$ 69
Expenses:
Mortality and expense risk charges	513	38	17	67	45	48
Net investment income (loss)	427	81	(15)	(40)	14	21
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	958	3	3	113	32	41
Realized gain distributions	3,099	45	0	0	0	193
Net realized gain (loss) on investments	4,057	48	3	113	32	234
Unrealized appreciation (depreciation)	8,308	(42)	210	64	460	202
Net increase (decrease) in net assets from operations	$ 12,792	$ 87	$ 198	$ 137	$ 506	$ 457
	Subaccounts Investing In:
	VIP - Disciplined Small Cap	VIP - FundsManager 50%	VIP - FundsManager 85%	VIP - Materials
Income:
Dividends	$ 53	$ 373	$ 446	$ 199
Expenses:
Mortality and expense risk charges	119	326	433	213
Net investment income (loss)	(66)	47	13	(14)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	121	106	720	175
Realized gain distributions	912	261	449	810
Net realized gain (loss) on investments	1,033	367	1,169	985
Unrealized appreciation (depreciation)	(443)	877	672	(1,101)
Net increase (decrease) in net assets from operations	$ 524	$ 1,291	$ 1,854	$ (130)
	Subaccounts Investing In:
	UIF - Emerging Markets Equity	UIF - Emerging Markets Debt
Income:
Dividends	$ 14	$ 84
Expenses:
Mortality and expense risk charges	38	15
Net investment income (loss)	(24)	69
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	45	(2)
Realized gain distributions	0	12
Net realized gain (loss) on investments	45	10
Unrealized appreciation (depreciation)	(233)	(63)
Net increase (decrease) in net assets from operations	$ (212)	$ 16

See accompanying notes which are an integral part of the financial statements.

Annual Report

Empire Fidelity Investments Variable Life Account A

Statements of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	Subaccounts Investing In:
	VIP - Money Market		VIP - High Income		VIP - Equity-Income		VIP - Overseas Class R
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ (76)	$ (77)	$ 247	$ 244	$ 572	$ 413	$ 20	$ 18
Net realized gain (loss) on investments	0	0	34	39	531	1,883	12	16
Unrealized appreciation (depreciation)	0	0	(271)	(39)	1,123	3,879	(459)	842
Net increase (decrease) in net assets from operations	(76)	(77)	10	244	2,226	6,175	(427)	876
Contract Transactions:
Payments received from contractholders	94	94	0	0	0	0	486	486
Transfers between subaccounts, net	0	0	0	0	0	0	0	0
Contract terminations	0	0	0	0	0	0	0	0
Contract maintenance charges	(28)	(30)	(21)	(21)	(27)	(28)	(11)	(11)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(107)	(115)	(57)	(59)	(114)	(122)	(35)	(36)
Other transfers (to) from EFILI, net	(2)	1	(1)	(5)	(11)	1	32	(23)
Net increase (decrease) in net assets from contract transactions	(43)	(50)	(79)	(85)	(152)	(149)	472	416
Total increase (decrease) in net assets	(119)	(127)	(69)	159	2,074	6,026	45	1,292
Net Assets:
Beginning of year	7,775	7,902	5,112	4,953	29,070	23,044	4,046	2,754
End of year	$ 7,656	$ 7,775	$ 5,043	$ 5,112	$ 31,144	$ 29,070	$ 4,091	$ 4,046
	Subaccounts Investing In:
	VIP - Investment Grade Bond		VIP - Asset Manager		VIP - Index 500		VIP - Asset Manager Growth
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 249	$ 283	$ 208	$ 197	$ 1,067	$ 1,230	$ 56	$ 36
Net realized gain (loss) on investments	66	325	1,661	210	2,312	3,001	274	255
Unrealized appreciation (depreciation)	644	(1,176)	(377)	3,291	14,841	29,506	1,250	5,072
Net increase (decrease) in net assets from operations	959	(568)	1,492	3,698	18,220	33,737	1,580	5,363
Contract Transactions:
Payments received from contractholders	235	235	3,666	3,666	5,090	5,090	3,666	3,666
Transfers between subaccounts, net	0	0	0	0	0	0	0	0
Contract terminations	0	0	0	0	0	0	0	0
Contract maintenance charges	(16)	(17)	(14)	(14)	(92)	(89)	(14)	(14)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(291)	(324)	(232)	(245)	(1,936)	(1,883)	(244)	(251)
Other transfers (to) from EFILI, net	4	(7)	3	(2)	1	38	(2)	(2)
Net increase (decrease) in net assets from contract transactions	(68)	(113)	3,423	3,405	3,063	3,156	3,406	3,399
Total increase (decrease) in net assets	891	(681)	4,915	7,103	21,283	36,893	4,986	8,762
Net Assets:
Beginning of year	20,207	20,888	30,969	23,866	145,232	108,339	32,620	23,858
End of year	$ 21,098	$ 20,207	$ 35,884	$ 30,969	$ 166,515	$ 145,232	$ 37,606	$ 32,620
	Subaccounts Investing In:
	VIP - Contrafund		VIP - Balanced		VIP - Dynamic Capital Appreciation
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 6	$ 94	$ 550	$ 541	$ (38)	$ (35)
Net realized gain (loss) on investments	2,391	482	13,453	4,768	353	544
Unrealized appreciation (depreciation)	6,514	17,366	(4,717)	10,556	343	1,241
Net increase (decrease) in net assets from operations	8,911	17,942	9,286	15,865	658	1,750
Contract Transactions:
Payments received from contractholders	4,369	4,369	486	486	469	469
Transfers between subaccounts, net	0	0	0	0	0	0
Contract terminations	0	0	0	0	0	0
Contract maintenance charges	(58)	(57)	(72)	(72)	(7)	(7)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(529)	(533)	(433)	(520)	(90)	(86)
Other transfers (to) from EFILI, net	(26)	(60)	11	(3)	12	(7)
Net increase (decrease) in net assets from contract transactions	3,756	3,719	(8)	(109)	384	369
Total increase (decrease) in net assets	12,667	21,661	9,278	15,756	1,042	2,119
Net Assets:
Beginning of year	79,980	58,319	101,761	86,005	6,631	4,512
End of year	$ 92,647	$ 79,980	$ 111,039	$ 101,761	$ 7,673	$ 6,631
	Subaccounts Investing In:
	VIP - Mid Cap		VIP - Technology
	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ (39)	$ (20)	$ (15)	$ (13)
Net realized gain (loss) on investments	155	613	309	128
Unrealized appreciation (depreciation)	170	715	(125)	238
Net increase (decrease) in net assets from operations	286	1,308	169	353
Contract Transactions:
Payments received from contractholders	375	375	0	0
Transfers between subaccounts, net	0	0	0	0
Contract terminations	0	0	0	0
Contract maintenance charges	(5)	(5)	(16)	(14)
Contract benefits	0	0	0	0
Cost of insurance	(66)	(65)	(85)	(79)
Other transfers (to) from EFILI, net	(17)	(61)	2	(6)
Net increase (decrease) in net assets from contract transactions	287	244	(99)	(99)
Total increase (decrease) in net assets	573	1,552	70	254
Net Assets:
Beginning of year	4,986	3,434	1,616	1,362
End of year	$ 5,559	$ 4,986	$ 1,686	$ 1,616
	Subaccounts Investing In:
	VIP - Energy		VIP - Financial Services		VIP - Industrials		VIP - Real Estate
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ (3)	$ (2)	$ 8	$ 8	$ (4)	$ 14	$ 427	$ 374
Net realized gain (loss) on investments	83	52	57	43	54	143	4,057	3,080
Unrealized appreciation (depreciation)	(648)	719	364	1,039	95	145	8,308	(3,054)
Net increase (decrease) in net assets from operations	(568)	769	429	1,090	145	302	12,792	400
Contract Transactions:
Payments received from contractholders	0	0	0	0	0	2,537	0	0
Transfers between subaccounts, net	0	0	0	0	0	0	0	0
Contract terminations	0	0	0	0	0	0	0	0
Contract maintenance charges	(17)	(16)	(18)	(16)	(7)	(2)	(41)	(42)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(45)	(44)	(46)	(42)	(25)	(6)	(718)	(743)
Other transfers (to) from EFILI, net	(74)	112	(7)	(13)	0	0	(51)	(3)
Net increase (decrease) in net assets from contract transactions	(136)	52	(71)	(71)	(32)	2,529	(810)	(788)
Total increase (decrease) in net assets	(704)	821	358	1,019	113	2,831	11,982	(388)
Net Assets:
Beginning of year	4,215	3,394	4,359	3,340	2,831	0	44,456	44,844
End of year	$ 3,511	$ 4,215	$ 4,717	$ 4,359	$ 2,944	$ 2,831	$ 56,438	$ 44,456
	Subaccounts Investing In:
	VIP - Strategic Income		VIP - Growth Strategies		VIP - International Capital Appreciation, Class R		VIP - Value Leaders
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 81	$ 111	$ (15)	$ (14)	$ (40)	$ (62)	$ 14	$ (10)
Net realized gain (loss) on investments	48	36	3	(1)	113	101	32	17
Unrealized appreciation (depreciation)	(42)	(174)	210	441	64	1,006	460	960
Net increase (decrease) in net assets from operations	87	(27)	198	426	137	1,045	506	967
Contract Transactions:
Payments received from contractholders	328	328	0	0	375	375	486	486
Transfers between subaccounts, net	0	0	0	0	0	0	0	0
Contract terminations	0	0	0	0	0	0	0	0
Contract maintenance charges	(4)	(4)	(6)	(6)	(22)	(22)	(12)	(11)
Contract benefits	0	0	0	0	0	0	0	0
Cost of insurance	(46)	(51)	(23)	(20)	(153)	(156)	(39)	(38)
Other transfers (to) from EFILI, net	(1)	6	(2)	(1)	(10)	16	9	7
Net increase (decrease) in net assets from contract transactions	277	279	(31)	(27)	190	213	444	444
Total increase (decrease) in net assets	364	252	167	399	327	1,258	950	1,411
Net Assets:
Beginning of year	3,399	3,147	1,595	1,196	6,340	5,082	4,164	2,753
End of year	$ 3,763	$ 3,399	$ 1,762	$ 1,595	$ 6,667	$ 6,340	$ 5,114	$ 4,164
	Subaccounts Investing In:
	VIP - Value		VIP - Disciplined Small Cap
	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 21	$ 7	$ (66)	$ (47)
Net realized gain (loss) on investments	234	371	1,033	857
Unrealized appreciation (depreciation)	202	619	(443)	2,190
Net increase (decrease) in net assets from operations	457	997	524	3,000
Contract Transactions:
Payments received from contractholders	328	328	955	955
Transfers between subaccounts, net	0	0	0	0
Contract terminations	0	0	0	0
Contract maintenance charges	(5)	(4)	(20)	(20)
Contract benefits	0	0	0	0
Cost of insurance	(59)	(59)	(130)	(132)
Other transfers (to) from EFILI, net	(83)	85	(6)	5
Net increase (decrease) in net assets from contract transactions	181	350	799	808
Total increase (decrease) in net assets	638	1,347	1,323	3,808
Net Assets:
Beginning of year	4,438	3,091	11,627	7,819
End of year	$ 5,076	$ 4,438	$ 12,950	$ 11,627
		Subaccounts Investing In:
	VIP - FundsManager 50%		VIP - FundsManager 85%		VIP - Materials
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ 47	$ (1)	$ 13	$ (13)	$ (14)	$ 28
Net realized gain (loss) on investments	367	228	1,169	984	985	748
Unrealized appreciation (depreciation)	877	3,669	672	7,233	(1,101)	2,851
Net increase (decrease) in net assets from operations	1,291	3,896	1,854	8,204	(130)	3,627
Contract Transactions:
Payments received from contractholders	0	0	4,407	4,646	0	0
Transfers between subaccounts, net	0	0	0	0	0	0
Contract terminations	0	0	0	0	0	0
Contract maintenance charges	(60)	(60)	(225)	(240)	(53)	(58)
Contract benefits	0	0	0	0	0	0
Cost of insurance	(311)	(319)	(1,715)	(1,763)	(185)	(205)
Other transfers (to) from EFILI, net	(5)	(6)	(444)	680	5	10
Net increase (decrease) in net assets from contract transactions	(376)	(385)	2,023	3,323	(233)	(253)
Total increase (decrease) in net assets	915	3,511	3,877	11,527	(363)	3,374
Net Assets:
Beginning of year	31,990	28,479	41,386	29,859	20,894	17,520
End of year	$ 32,905	$ 31,990	$ 45,263	$ 41,386	$ 20,531	$ 20,894
	Subaccounts Investing In:
	UIF - Emerging Markets Equity		UIF - Emerging Markets Debt
	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income (loss)	$ (24)	$ 7	$ 69	$ 42
Net realized gain (loss) on investments	45	48	10	21
Unrealized appreciation (depreciation)	(233)	(135)	(63)	(214)
Net increase (decrease) in net assets from operations	(212)	(80)	16	(151)
Contract Transactions:
Payments received from contractholders	235	235	141	141
Transfers between subaccounts, net	0	0	0	0
Contract terminations	0	0	0	0
Contract maintenance charges	(15)	(17)	(2)	(2)
Contract benefits	0	0	0	0
Cost of insurance	(101)	(114)	(20)	(22)
Other transfers (to) from EFILI, net	5	7	9	7
Net increase (decrease) in net assets from contract transactions	124	111	128	124
Total increase (decrease) in net assets	(88)	31	144	(27)
Net Assets:
Beginning of year	3,655	3,624	1,415	1,442
End of year	$ 3,567	$ 3,655	$ 1,559	$ 1,415

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

Empire Fidelity Investments Variable Life Account A

1. Organization

Empire Fidelity Investments Variable Life Account A (the "Account"), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Empire Fidelity Investments Life Insurance Company ("EFILI"), a wholly-owned subsidiary of Fidelity Investments Life Insurance Company ("FILI") which is a wholly-owned subsidiary of FMR LLC, on July 15, 2002 and exists in accordance with the regulations of the New York State Department of Financial Services ("Insurance Department"). The Account is a funding vehicle for individual Fidelity Lifetime Reserves ("FLR") Variable Universal Life insurance contracts. Effective April 1, 2008, FLR was closed to new business. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of EFILI. The Account cannot be charged with liabilities arising out of any other business of EFILI.

Each subaccount invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

Fund Groups
Fidelity Variable Insurance Product Funds ("VIP")
The Universal Institutional Funds ("UIF")
Lazard Retirement Series, Inc. ("Lazard")
Invesco Advisers, Inc. ("Invesco")

Twenty three subaccounts had no contract owner activity during the year and had no balances as of December 31, 2014.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification ("the Codification") as the source of authoritative GAAP. All guidance contained in the Codification carries an equal level of authority.

Investments

Investments are made by the subaccounts in their corresponding mutual fund portfolios and are valued at the reported net asset values of such portfolios. Investment transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses include gains and losses on the sales of investments (computed on the basis of the identified cost of the investment sold) and capital gain distributions from the mutual funds.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of EFILI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code").

Under the current provisions of the Code, EFILI does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. EFILI will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the Code. EFILI believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Receivable from/Payable to EFILI

Receivable from/payable to EFILI represents adjustments for contract guarantees which are the responsibility of EFILI.

Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

2. Significant Accounting Policies - continued

Contract Transactions

Other transfers (to) from EFILI, net, as reported in the Statement of Changes in Net Assets, represents other contract transfers.

Fair Value Measurements

The Financial Accounting Standards Board issued guidance on fair value measurements that establishes a framework for measuring fair value under U.S. GAAP and disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable market price existed (an exit price). In addition, the guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3").

The Account carries investments which are made by the subaccounts in their corresponding mutual funds at fair value in the financial statements. The mutual funds are valued at the reported net asset values of such portfolios. The Account categorized the financial assets carried at fair value in the Statement of Assets and Liabilities based upon the guidance's three-level valuation hierarchy. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. The assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

•  Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market (e.g., active exchange-traded equities).

•  Level 2 - Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•  Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect judgments about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed.

All subaccounts are invested in mutual funds whose value is based on the underlying net asset value of those funds. Open ended mutual funds in the subaccounts produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1. There were no transfers between Level 1 and Level 2 during 2014 or 2013. The Account had no Level 3 activity during 2014 and 2013.

3. Expenses and Related Party Transactions

EFILI deducts a daily charge for the assumption of mortality and expense risks, through a reduction in unit values, from the net assets of the Account equivalent to an effective annual rate of 1.0% for FLR contracts for years one through twenty, 0.40% thereafter. FLR policyholders are charged $5 per month for maintenance costs. In addition, the cost of providing insurance protection, including optional riders, is deducted monthly through a redemption of units. The maintenance charge and the cost of insurance are recorded as contract transactions in the accompanying Statement of Changes in Net Assets.

EFILI charges an amount equal to the state premium tax it pays, which is 2.25%, pursuant to provisions in the contract it issues.

The following Underlying Funds impose a 1.0% redemption fee for interests held for less than 60 days:

VIP - Overseas, Class R	VIP - Consumer Discretionary	VIP - Health Care
VIP - Utilities	VIP - Consumer Staples	VIP - Industrials
VIP - Energy	VIP - Telecommunications
VIP - International Capital Appreciation, Class R	VIP - Materials
VIP - Financial Services	VIP - Technology

EFILI collects these fees on behalf of these VIP portfolios through a redemption of units, but the fees are retained by the portfolios, not by EFILI, and are part of the portfolios' assets. The redemption fee is recorded as a contract transaction in the accompanying Statement of Changes in Net Assets.

Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

3. Expenses and Related Party Transactions - continued

The disclosures above include charges currently assessed to the policyholder. There are certain other additional charges, such as exchange charges and other taxes which may be assessed in accordance with the terms of the contract in future periods.

The contracts are distributed through Fidelity Brokerage Services LLC ("FBS") and Fidelity Insurance Agency, Inc. ("FIA"), both of which are affiliated with FMR LLC. FBS and FIA are the distributors and FBS is the principal underwriter of the contracts. Fidelity Investments Institutional Operations Company, Inc., an affiliate of FMR LLC, is the transfer and shareholder servicing agent for the VIP portfolios.

Management fees are paid by certain funds to Fidelity Management & Research Company, an affiliate of FMR LLC, in its capacity as advisor to the VIP mutual fund portfolios. The total management fees, as a percentage of a fund's average net assets, for the year ended December 31, 2014 were 0.045% to .70% depending on the fund.

4. Investments

Purchases and Sales

The following table shows aggregate cost of shares purchased and proceeds from sales of each portfolio for the year ended December 31, 2014:

	Purchases	Sales
VIP - Money Market	$ 90	$ 208
VIP - High Income	299	130
VIP - Equity Income	1,299	444
VIP - Overseas Class R	547	87
VIP - Investment Grade Bond	687	502
VIP - Asset Manager	5,693	579
VIP - Index 500	7,724	3,450
VIP - Asset Manager Growth	4,101	610
VIP - Contrafund	6,921	1,323
VIP - Balanced	14,923	1,566
VIP - Dynamic Capital Appreciation	762	163
VIP - Mid Cap	510	94
VIP - Technology	261	109
VIP - Energy	88	105
VIP - Financial Services	53	108
VIP - Industrials	76	44
VIP - Real Estate	4,039	1,273
VIP - Strategic Income	490	86
VIP - Growth Strategies	2	37
VIP - International Capital Appreciation, Class R	398	237
VIP - Value Leaders	545	95
VIP - Value	685	109
VIP - Disciplined Small Cap	1,911	261
VIP - Funds Manager 50%	634	698
VIP - Funds Manager 85%	5,298	2,816
VIP - Materials	1,009	451
UIF - Emerging Market Equity	246	152
UIF - Emerging Market Debt	235	35

Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

4. Investments - continued

Shares, Aggregate Cost and Net Asset Value

The following table shows the number of shares owned, aggregate cost, and net asset value per share of each portfolio at December 31, 2014:

	Number of Shares	Aggregate Cost	Net Asset Value Per Share
VIP - Money Market	7,667	$ 7,667	$ 1.00
VIP - High Income	918	5,217	5.52
VIP - Equity Income	1,282	33,609	24.27
VIP - Overseas Class R	227	4,293	18.65
VIP - Investment Grade Bond	1,650	19,836	12.79
VIP - Asset Manager	2,092	31,266	17.15
VIP - Index 500	799	98,407	208.12
VIP - Asset Manager Growth	1,963	28,804	19.15
VIP - Contrafund	2,487	72,668	37.36
VIP - Balanced	6,558	77,879	16.93
VIP - Dynamic Capital Appreciation	566	5,263	13.56
VIP - Mid Cap	153	5,034	37.68
VIP - Technology	146	1,311	11.83
VIP - Energy	177	4,519	20.45
VIP - Financial Services	466	3,913	10.23
VIP - Industrials	129	2,725	22.92
VIP - Real Estate	2,873	26,454	19.73
VIP - Strategic Income	353	3,988	11.12
VIP - Growth Strategies	125	1,507	14.24
VIP - International Capital Appreciation, Class R	523	5,470	13.01
VIP - Value Leaders	330	3,693	15.46
VIP - Value	323	4,188	16.04
VIP - Disciplined Small Cap	867	10,196	14.94
VIP - Funds Manager 50%	2,658	28,076	12.38
VIP - Funds Manager 85%	3,632	39,349	12.46
VIP - Materials	1,383	15,376	14.84
UIF - Emerging Market Equity	252	4,764	13.98
UIF - Emerging Market Debt	197	1,638	7.95

5. Changes in Units Outstanding

The change in units outstanding for the years ended December 31, 2014 and 2013 were as follows:

Fidelity Lifetime Reserves

	VIP - Money Market		VIP - High Income		VIP - Equity Income		VIP - Overseas, Class R
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Units Issued	5	5	0	0	0	0	31	34
Units Redeemed	(7)	(8)	(5)	(5)	(1)	(2)	(3)	(4)
Net Increase/(Decrease)	(2)	(3)	(5)	(5)	(1)	(2)	28	30
	VIP - Investment Grade Bond		VIP - Asset Manager		VIP - Index 500		VIP - Asset Manager Growth
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Units Issued	6	6	72	80	91	106	108	124
Units Redeemed	(7)	(9)	(5)	(5)	(37)	(42)	(7)	(10)
Net Increase/(Decrease)	(1)	(3)	67	75	54	64	101	114
	VIP - Contrafund		VIP - Balanced		VIP - Dynamic Capital Appreciation		VIP - Mid Cap
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Units Issued	64	75	18	21	22	27	10	12
Units Redeemed	(8)	(11)	(20)	(26)	(4)	(6)	(2)	(1)
Net Increase/(Decrease)	56	64	(2)	(5)	18	21	8	11

Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

5. Changes in Units Outstanding - continued

Fidelity Lifetime Reserves - continued

	VIP - Technology		VIP - Energy		VIP - Financial Services		VIP - Industrials
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Units Issued	0	0	0	0	0	0	0	84
Units Redeemed	(5)	(5)	(2)	(2)	(5)	(6)	(1)	0
Net Increase/(Decrease)	(5)	(5)	(2)	(2)	(5)	(6)	(1)	84
	VIP - Real Estate		VIP - Strategic Income		VIP - Growth Strategies		VIP - International Capital Appreciation, Class R
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Units Issued	0	0	20	21	0	0	25	28
Units Redeemed	(43)	(48)	(3)	(3)	(2)	(2)	(12)	(13)
Net Increase/(Decrease)	(43)	(48)	17	18	(2)	(2)	13	15
	VIP - Value Leaders		VIP - Value		VIP - Disciplined Small Cap		VIP - FundsManager 50%
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Units Issued	34	40	19	23	63	72	0	0
Units Redeemed	(3)	(4)	(3)	(5)	(10)	(12)	(27)	(29)
Net Increase/(Decrease)	31	36	16	18	53	60	(27)	(29)
	VIP - FundsManager 85%		VIP - Materials		UIF - Emerging Markets Equity		UIF - Emerging Markets Debt
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Units Issued	318	428	0	0	9	9	5	5
Units Redeemed	(169)	(164)	(14)	(16)	(5)	(5)	(1)	(1)
Net Increase/(Decrease)	149	264	(14)	(16)	4	4	4	4

Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

6. Unit Values

A summary of unit values and units outstanding, the expense ratios, excluding expenses of the underlying funds, the investment income ratio, and total return for each of the five years ended December 31:

		Unit value		Expense ratio (1)		Total Return (3)
	Units	FLR	Net assets	FLR	Investment income ratio (2)	FLR
VIP - Money Market
2014	374	$20.45	$ 7,656	1.00%	0.01%	(0.99%)
2013	376	$20.66	$ 7,775	1.00%	0.03%	(0.97%)
2012	379	$20.86	$ 7,902	1.00%	0.14%	(0.87%)
2011	382	$21.04	$ 8,035	1.00%	0.11%	(0.89%)
2010	389	$21.23	$ 8,251	1.00%	0.18%	(0.76%)
VIP - High Income
2014	301	$16.75	$ 5,043	1.00%	5.74%	0.14%
2013	306	$16.73	$ 5,112	1.00%	5.86%	4.89%
2012	311	$15.95	$ 4,953	1.00%	5.87%	13.08%
2011	316	$14.10	$ 4,456	1.00%	6.90%	2.99%
2010	322	$13.69	$ 4,403	1.00%	7.84%	12.69%
VIP - Equity Income
2014	346	$90.11	$ 31,144	1.00%	2.90%	7.63%
2013	347	$83.72	$ 29,070	1.00%	2.56%	26.87%
2012	349	$65.99	$ 23,044	1.00%	3.21%	16.13%
2011	352	$56.83	$ 19,983	1.00%	2.56%	(0.04%)
2010	354	$56.85	$ 20,149	1.00%	1.88%	14.00%
VIP - Overseas, Class R
2014	278	$14.70	$ 4,091	1.00%	1.47%	(9.02%)
2013	250	$16.15	$ 4,046	1.00%	1.55%	29.15%
2012	220	$12.51	$ 2,754	1.00%	2.31%	19.50%
2011	183	$10.47	$ 1,911	1.00%	1.54%	(17.97%)
2010	144	$12.76	$ 1,832	1.00%	1.73%	11.94%
VIP - Investment Grade Bond
2014	533	$39.62	$ 21,098	1.00%	2.20%	4.77%
2013	534	$37.81	$ 20,207	1.00%	2.39%	(2.76%)
2012	537	$38.88	$ 20,888	1.00%	2.35%	4.83%
2011	541	$37.09	$ 20,079	1.00%	3.30%	6.26%
2010	549	$34.91	$ 19,146	1.00%	3.59%	6.73%
VIP - Asset Manager
2014	703	$51.03	$ 35,884	1.00%	1.63%	4.77%
2013	636	$48.70	$ 30,969	1.00%	1.74%	14.55%
2012	561	$42.52	$ 23,866	1.00%	1.74%	11.35%
2011	479	$38.18	$ 18,272	1.00%	2.25%	(3.53%)
2010	393	$39.58	$ 15,559	1.00%	2.03%	13.12%
VIP - Index 500
2014	2,796	$59.56	$ 166,515	1.00%	1.70%	12.43%
2013	2,742	$52.97	$ 145,232	1.00%	1.98%	30.92%
2012	2,678	$40.46	$ 108,339	1.00%	2.18%	14.75%
2011	2,598	$35.26	$ 91,610	1.00%	2.00%	1.02%
2010	2,499	$34.90	$ 87,209	1.00%	2.06%	13.87%

Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

6. Unit Values - continued

		Unit value		Expense ratio (1)		Total Return (3)
	Units	FLR	Net assets	FLR	Investment income ratio (2)	FLR
VIP - Asset Manager Growth
2014	1,109	$33.91	$ 37,606	1.00%	1.16%	4.82%
2013	1,008	$32.35	$ 32,620	1.00%	1.14%	21.19%
2012	894	$26.69	$ 23,858	1.00%	1.60%	14.29%
2011	760	$23.35	$ 17,757	1.00%	1.87%	(7.11%)
2010	624	$25.14	$ 15,677	1.00%	1.45%	15.18%
VIP - Contrafund
2014	1,284	$72.16	$ 92,647	1.00%	1.01%	10.82%
2013	1,228	$65.11	$ 79,980	1.00%	1.14%	29.97%
2012	1,164	$50.09	$ 58,319	1.00%	1.44%	15.25%
2011	1,087	$43.47	$ 47,255	1.00%	1.08%	(3.50%)
2010	1,001	$45.04	$ 45,079	1.00%	1.36%	16.05%
VIP - Balanced
2014	4,098	$27.09	$ 111,039	1.00%	1.52%	9.16%
2013	4,100	$24.82	$ 101,761	1.00%	1.58%	18.46%
2012	4,105	$20.95	$ 86,005	1.00%	1.74%	13.91%
2011	4,115	$18.39	$ 75,689	1.00%	1.68%	(4.58%)
2010	4,130	$19.28	$ 79,610	1.00%	1.74%	16.89%
VIP - Dynamic Capital Appreciation
2014	344	$22.31	$ 7,673	1.00%	0.47%	9.82%
2013	326	$20.31	$ 6,631	1.00%	0.38%	37.15%
2012	305	$14.81	$ 4,512	1.00%	0.73%	21.49%
2011	278	$12.19	$ 3,384	1.00%	0.27%	(3.66%)
2010	247	$12.65	$ 3,125	1.00%	0.19%	17.22%
VIP - Growth & Income
2014	-	-	$ -	-	-	-
2013	-	-	$ -	-	-	-
2012	-	-	$ -	-	-	-
2011	-	-	$ -	-	-	-
2010	3	$17.63	$ 56	1.00%	-	13.72%
VIP - Growth Opportunities
2014	-	-	$ -	-	-	-
2013	-	-	$ -	-	-	-
2012	-	-	$ -	-	-	-
2011	-	-	$ -	-	-	-
2010	3	$12.81	$ 38	1.00%	-	22.50%
VIP - Mid Cap
2014	151	$36.81	$ 5,559	1.00%	0.27%	5.22%
2013	143	$34.98	$ 4,986	1.00%	0.54%	34.87%
2012	132	$25.94	$ 3,434	1.00%	0.67%	13.68%
2011	120	$22.82	$ 2,739	1.00%	0.25%	(11.51%)
2010	112	$25.78	$ 2,876	1.00%	0.38%	27.55%

Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

6. Unit Values - continued

		Unit value		Expense ratio (1)		Total Return (3)
	Units	FLR	Net assets	FLR	Investment income ratio (2)	FLR
VIP - Technology
2014	79	$21.35	$ 1,686	1.00%	0.10%	10.79%
2013	84	$19.27	$ 1,616	1.00%	0.16%	26.53%
2012	89	$15.23	$ 1,362	1.00%	-	16.34%
2011	96	$13.09	$ 1,254	1.00%	-	(10.68%)
2010	110	$14.66	$ 1,609	1.00%	-	26.47%
VIP - Energy
2014	136	$25.77	$ 3,511	1.00%	0.91%	(13.47%)
2013	138	$29.78	$ 4,215	1.00%	0.95%	23.24%
2012	140	$24.16	$ 3,394	1.00%	1.06%	3.94%
2011	143	$23.25	$ 3,322	1.00%	1.05%	(5.94%)
2010	145	$24.72	$ 3,594	1.00%	0.65%	18.26%
VIP - Financial Services
2014	381	$12.39	$ 4,717	1.00%	1.20%	9.77%
2013	386	$11.28	$ 4,359	1.00%	1.22%	32.52%
2012	392	$8.52	$ 3,340	1.00%	1.24%	27.25%
2011	399	$6.69	$ 2,669	1.00%	0.39%	(21.26%)
2010	409	$8.50	$ 3,475	1.00%	0.24%	6.21%
VIP - Industrials
2014	83	$35.43	$ 2,944	1.00%	0.89%	5.14%
2013	84	$33.70	$ 2,831	1.00%	3.13%	38.40%
VIP - Real Estate
2014	2,813	$20.06	$ 56,438	1.00%	1.84%	28.88%
2013	2,856	$15.57	$ 44,456	1.00%	1.80%	0.81%
2012	2,904	$15.44	$ 44,844	1.00%	1.48%	17.38%
2011	2,959	$13.16	$ 38,931	1.00%	1.13%	7.01%
2010	3,025	$12.29	$ 37,187	1.00%	1.42%	29.12%
VIP - Strategic Income
2014	232	$16.23	$ 3,763	1.00%	3.11%	2.57%
2013	215	$15.83	$ 3,399	1.00%	4.25%	(0.71%)
2012	197	$15.94	$ 3,147	1.00%	3.75%	9.39%
2011	180	$14.57	$ 2,623	1.00%	3.98%	3.62%
2010	162	$14.06	$ 2,277	1.00%	4.61%	8.54%
VIP - Growth Strategies
2014	98	$17.93	$ 1,762	1.00%	0.11%	12.44%
2013	100	$15.95	$ 1,595	1.00%	0.02%	35.88%
2012	102	$11.74	$ 1,196	1.00%	-	10.58%
2011	104	$10.61	$ 1,103	1.00%	-	(9.90%)
2010	1,448	$11.78	$ 17,054	1.00%	-	23.72%

Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

6. Unit Values - continued

		Unit value		Expense ratio (1)		Total Return (3)
	Units	FLR	Net assets	FLR	Investment income ratio (2)	FLR
VIP - International Capital Appreciation, Class R
2014	434	$15.36	$ 6,667	1.00%	0.41%	1.99%
2013	421	$15.06	$ 6,340	1.00%	0.70%	20.43%
2012	406	$12.51	$ 5,082	1.00%	1.06%	24.64%
2011	388	$10.03	$ 3,898	1.00%	0.87%	(13.44%)
2010	370	$11.59	$ 4,288	1.00%	1.24%	14.58%
VIP - Value Leaders
2014	344	$14.87	$ 5,114	1.00%	1.33%	11.93%
2013	313	$13.29	$ 4,164	1.00%	0.70%	33.82%
2012	277	$9.93	$ 2,753	1.00%	2.83%	12.85%
2011	232	$8.80	$ 2,043	1.00%	1.75%	(8.91%)
2010	180	$9.66	$ 1,735	1.00%	1.70%	8.94%
VIP - Value
2014	285	$17.81	$ 5,076	1.00%	1.44%	10.30%
2013	269	$16.15	$ 4,438	1.00%	1.19%	31.13%
2012	251	$12.32	$ 3,091	1.00%	1.85%	19.69%
2011	227	$10.29	$ 2,341	1.00%	1.08%	(3.48%)
2010	202	$10.66	$ 2,149	1.00%	1.54%	16.64%
VIP - Freedom Income
2014	-	-	$ -	-	-	-
2013	-	-	$ -	-	-	-
2012	-	-	$ -	-	-	-
2011	-	-	$ -	-	-	-
2010	-	$12.22	$ 2	1.00%	-	6.42%
VIP - Freedom 2030
2014	-	-	$ -	-	-	-
2013	-	-	$ -	-	-	-
2012	-	-	$ -	-	-	-
2011	-	-	$ -	-	-	-
2010	1,658	$12.35	$ 20,474	1.00%	2.02%	14.92%
VIP - Disciplined Small Cap
2014	819	$15.81	$ 12,950	1.00%	0.44%	4.23%
2013	766	$15.17	$ 11,627	1.00%	0.52%	36.97%
2012	706	$11.08	$ 7,819	1.00%	2.17%	17.81%
2011	629	$9.40	$ 5,913	1.00%	0.54%	(2.35%)
2010	539	$9.63	$ 5,186	1.00%	0.41%	24.29%
VIP - FundsManager 50%
2014	2,316	$14.21	$ 32,905	1.00%	1.15%	4.05%
2013	2,343	$13.65	$ 31,990	1.00%	1.00%	13.75%
2012	2,372	$12.00	$ 28,479	1.00%	1.25%	9.03%
2011	2,406	$11.01	$ 26,488	1.00%	1.64%	(1.41%)
2010	2,882	$11.17	$ 32,181	1.00%	1.56%	10.77%

Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

6. Unit Values - continued

		Unit value		Expense ratio (1)		Total Return (3)
	Units	FLR	Net assets	FLR	Investment income ratio (2)	FLR
VIP - FundsManager 70%
2014	-	-	$ -	-	-	-
2013	-	-	$ -	-	-	-
2012	-	-	$ -	-	-	-
2011	-	-	$ -	-	-	-
2010	1,931	$10.64	$ 20,543	1.00%	1.44%	13.18%
VIP - FundsManager 85%
2014	3,162	$14.32	$ 45,263	1.00%	1.04%	4.24%
2013	3,013	$13.73	$ 41,386	1.00%	0.97%	26.45%
2012	2,749	$10.86	$ 29,859	1.00%	1.45%	12.97%
2011	2,240	$9.61	$ 21,542	1.00%	1.19%	(6.24%)
2010	4,603	$10.25	$ 47,204	1.00%	1.33%	15.04%
VIP - Consumer Staples
2014	-	-	$ -	-	-	-
2013	-	-	$ -	-	-	-
2012	-	-	$ -	-	-	-
2011	-	-	$ -	-	-	-
2010	4	$11.75	$ 42	1.00%	3.37%	14.07%
VIP - Materials
2014	1,180	$17.39	$ 20,531	1.00%	0.94%	(0.63%)
2013	1,194	$17.50	$ 20,894	1.00%	1.15%	20.93%
2012	1,210	$14.47	$ 17,520	1.00%	1.08%	18.94%
2011	1,052	$12.17	$ 12,798	1.00%	1.92%	(9.12%)
2010	823	$13.39	$ 11,018	1.00%	2.57%	27.26%
VIP - Telecommunications
2014	-	-	$ -	-	-	-
2013	-	-	$ -	-	-	-
2012	-	-	$ -	-	-	-
2011	-	-	$ -	-	-	-
2010	-	$8.76	$ 2	1.00%	-	16.37%
UIF - Emerging Markets Equity
2014	141	$25.22	$ 3,567	1.00%	0.38%	(5.44%)
2013	137	$26.68	$ 3,655	1.00%	1.19%	(2.01%)
2012	133	$27.22	$ 3,624	1.00%	-	18.75%
2011	129	$22.93	$ 2,967	1.00%	0.41%	(19.03%)
2010	126	$28.32	$ 3,570	1.00%	0.63%	17.84%
UIF - Emerging Markets Debt
2014	53	$29.53	$ 1,559	1.00%	5.47%	1.90%
2013	49	$28.98	$ 1,415	1.00%	4.00%	(9.66%)
2012	45	$32.08	$ 1,442	1.00%	2.88%	16.78%
2011	41	$27.47	$ 1,130	1.00%	3.55%	5.97%
2010	37	$25.92	$ 956	1.00%	4.10%	8.65%

Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

6. Unit Values - continued

		Unit value		Expense ratio (1)		Total Return (3)
	Units	FLR	Net assets	FLR	Investment income ratio (2)	FLR
CST - International Equity Flex III
2014	-	-	$ -	-	-	-
2013	-	-	$ -	-	-	-
2012	-	-	$ -	-	-	-
2011	-	-	$ -	-	-	-
2010	1	$11.22	$ 17	1.00%	-	11.11%

(1) These amounts represent annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include expenses assessed through the redemption of units.

7. Subsequent Events

The Board of Trustees of the underlying VIP Overseas Class R and VIP International Capital Appreciation Class R funds, respectively, approved the elimination of redemption fees on or about April 30, 2015.

The Board of Trustees of the underlying VIP Growth Stock, VIP Growth Strategies, and VIP Value Leaders funds, respectively, approved a plan of reorganization to merge into the VIP Growth Opportunities, VIP Mid Cap, and VIP Value funds, respectively. The reorganization is expected to become effective on or about April 24, 2015.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Empire Fidelity Investments Life Insurance Company and the Policyholders of Empire Fidelity Investments Variable Life Account A of Empire Fidelity Investments Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Empire Fidelity Investments Variable Life Account A of Empire Fidelity Investments Life Insurance Company at December 31, 2014 the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the fund advisors, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2015

Annual Report

Variable Universal Life and Survivorship Universal Life
are issued by Empire Fidelity Investments Life Insurance Company

Fidelity Brokerage Services LLC, member NYSE, SIPC, and Fidelity Insurance Agency, Inc. are the distributors.

82 Devonshire Street, Boston, MA 02109

N.E.LIF-ANN-0215
1.847296.108

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

FINANCIAL STATEMENTS

for the years ended December 31, 2014, 2013 and 2012

TABLE OF CONTENTS PAGE(S)

Report of Independent Registered Public Accounting Firm 1

Balance Sheets 2

Statements of Comprehensive Income 3

Statements of Stockholder's Equity 4

Statements of Cash Flows 5

Notes to Financial Statements 6 - 23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Empire Fidelity Investments Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Empire Fidelity Investments Life Insurance Company (the "Company", a wholly-owned ultimate subsidiary of FMR LLC) at December 31, 2014 and December 31, 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

April 22, 2015

(in thousands, except share data)

	December 31, 2014	December 31, 2013
ASSETS		
Investments:		
Debt securities, available-for-sale, at fair value		
(Amortized cost of $123,802 in 2014 and $107,095 in 2013)	$ 124,849	$ 107,412
Policy loans	37	36
Total investments	124,886	107,448
Cash and cash equivalents	8,571	12,221
Accrued investment income	784	641
Deferred policy acquisition costs	49,786	47,383
Reinsurance deposit and receivables	86,825	93,074
Other assets	1,546	1,388
Income taxes receivable	2,205	2,364
Separate account assets	2,304,097	2,145,223
Total assets	$ 2,578,700	$ 2,409,742
LIABILITIES		
Future contract and policy benefits	$ 58,313	$ 61,365
Contract holder deposit funds	93,994	88,867
Payable to parent and affiliates, net	857	1,187
Investment trades payable	257	-
Other liabilities and accrued expenses	3,186	3,719
Deferred tax liability	9,831	8,806
Separate account liabilities	2,304,097	2,145,223
Total liabilities	2,470,535	2,309,167
Commitments and contingencies (Note 11)		
STOCKHOLDER'S EQUITY		
Common stock, par value $10 per share - 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	13,500	13,500
Accumulated other comprehensive income	574	163
Retained earnings	92,091	84,912
Total stockholder's equity	108,165	100,575
Total liabilities and stockholder's equity	$ 2,578,700	$ 2,409,742

The accompanying notes are an integral part of the financial statements

The accompanying notes are an integral part of the financial statements

The accompanying notes are an integral part of the financial statements

(in thousands)

	For the years ended December 31, 2014	2013	2012
Cash flows provided by (used for) operating activities:			
Net income	$ 7,179	$ 5,640	$ 5,634
Adjustments to reconcile net income to net cash provided by operating activities:			
Amortization and depreciation	467	505	418
Net realized investment gains on sales	(341)	(86)	(754)
Provision for deferred taxes	804	1,565	1,006
Change in assets and liabilities:			
Accrued investment income	(143)	(41)	(242)
Change in deferred policy acquisition costs, net of amortization	(2,503)	(4,946)	(3,903)
Future contract and policy benefits, net	7,412	8,249	7,275
Reinsurance deposit and receivables	6,249	5,607	5,855
Payable to parent and affiliates, net	(330)	640	118
Income taxes	158	(628)	(610)
Other assets and other liabilities, net	(689)	942	290
Net cash provided by operating activities	18,263	17,447	15,087
Cash flows provided by (used for) investing activities:			
Purchase of debt securities	(108,964)	(130,307)	(163,354)
Proceeds from sales of debt securities	89,686	106,394	150,806
Proceeds from maturities and calls of debt securities	2,445	2,394	5,019
Investment trades payable (receivable)	257	(2)	(5,434)
Change in policy loans	(1)	(1)	(2)
Net cash used for investing activities	(16,577)	(21,522)	(12,965)
Cash flows provided by (used for) financing activities:			
Deposits credited to variable annuity contracts	161,032	203,351	181,094
Net transfers from separate account	(18,258)	(39,171)	(69,845)
Withdrawals from variable annuity contracts	(141,127)	(156,474)	(105,984)
Withdrawals from fixed annuity contracts	(6,983)	(7,805)	(8,288)
Net cash used for financing activities	(5,336)	(99)	(3,023)
Net decrease in cash and cash equivalents	(3,650)	(4,174)	(901)
Cash and cash equivalents:			
Beginning of year	12,221	16,395	17,296
End of year	$ 8,571	$ 12,221	$ 16,395

The accompanying notes are an integral part of the financial statements

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

1. ORGANIZATION AND NATURE OF OPERATIONS:

Empire Fidelity Investments Life Insurance Company (the "Company") is a wholly-owned subsidiary of Fidelity Investments Life Insurance Company ("FILI"), which is a wholly-owned subsidiary of FMR LLC. The Company operates exclusively in the State of New York.

The Company issues variable deferred and immediate annuity contracts and variable universal life policies. Amounts invested in the fixed option of the contracts are allocated to the general account of the Company. Amounts invested in the variable option of the annuity contracts are allocated to the Variable Annuity Account A, which is a separate account of the Company. Amounts invested in the variable universal life policies are allocated to the Variable Life Account A, also a separate account of the Company. The assets of the Variable Annuity Account A are invested in certain portfolios of the Fidelity Variable Insurance Products funds, the Fidelity Variable Insurance Product Funds (Investor Class), the Universal Institutional Funds, the Wells Fargo Advantage Variable Trust Funds, the Lazard Retirement Series, Inc., Invesco Advisers Inc., the PIMCO Variable Insurance Trust Funds, the Franklin Templeton Variable Insurance Products Trust Funds and the Blackrock Variable Series Funds. Separate account assets are reported at the net asset value of such portfolios. The assets of the Variable Life Accounts are invested in certain portfolios of the Fidelity Variable Insurance Product funds, the Universal Institutional funds, Invesco Advisers Inc., and the Lazard Retirement Series, Inc.

The Company offers a term life insurance product with level premium paying periods of ten, fifteen and twenty years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying financial statements of the Company have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP").

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments

Investments in debt securities are classified as available-for-sale and are reported at fair value. Fair values for debt securities are obtained from independent pricing sources. For debt securities that experience declines in fair value that are determined to be other than temporary, the impairment is separated into two components if there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell the security or it is more likely than not that it will not be required to sell the security before recovery of its cost basis. The amount of other than temporary impairments ("OTTI") related to a credit loss is recognized in earnings, and the amount of OTTI related to other factors is recorded as a component of other comprehensive income. In instances where no credit loss exists but it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in fair value below amortized cost is recognized as an OTTI in earnings.

Factors considered in evaluating whether a decline in fair value is other than temporary are whether the decline is substantial, the duration in which the fair value has been less than cost, and the Company's ability and intent to retain the investment for a period of time sufficient to allow for the anticipated recovery in value, and the financial condition and near-term prospects of the issuer. Unrealized gains or losses on securities are reported as a component of other comprehensive income, net of income taxes. The discount or premium on debt securities, excluding loan-backed bonds and structured securities, is amortized using the effective interest method. Such amortization is included in investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values. Amortization of loan-backed bonds and structured securities

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

includes anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income.

Investment income is recognized on the accrual basis. Debt securities that are delinquent are placed on a non-accrual status, and thereafter interest income is recognized only when cash payments are received. Realized gains or losses on investments sold are determined by the specific identification method.

Cash and Cash Equivalents

The Company considers highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash and cash equivalents represent amounts in demand deposit accounts and money market mutual funds, and are reported at cost which approximates fair value. The Company reclassifies cash overdrafts to other liabilities and accrued expenses. Cash overdrafts were $572 and $1,676 at December 31, 2014 and 2013, respectively. Money market mutual funds used to hold cash prior to reinvestment and to meet operating cash requirements were $8,291 and $11,604 at December 31, 2014 and 2013, respectively.

Separate Accounts

Separate account assets represent funds held for the exclusive benefit of variable annuity and variable life contract holders and are reported at fair value based on the net asset value ("NAV") of such underlying mutual fund portfolios. Since the contract holders receive the full benefit and bear the full risk of the separate account investments, which are comprised of mutual funds, the income and realized and unrealized gains and losses from such investments are offset by an increase or decrease in the amount of liabilities related to the separate account.

Revenue Recognition

Fees charged to contract holders include mortality and expense risk, administrative charges for variable annuity and life contract holders and the cost of providing insurance protection for variable life contract holders. Fund administration fees represent administrative fees charged to investment managers. Fees charged to contract holders and fund administration fees are recognized ratably throughout the year as a percentage of the related separate account assets. Premiums for term life insurance products are recognized as revenue over the premium-paying period. Interest accretion on the reinsurance deposit related to the fixed income annuity product and the fixed portion of the variable income annuity product is recognized over the remaining term of the underlying contracts.

Future Contract and Policy Benefits

Future contract and policy benefits include the guaranteed minimum death benefit ("GMDB") and the guaranteed minimum withdrawal benefit features ("GMWB") (see Note 3 - Guaranteed Benefits) on certain variable annuity products, the majority of the 100% fixed life contingent fixed income annuity product and life products. Such liabilities are established in amounts sufficient to meet the estimated future obligations of policies in force, taking into consideration the future premiums and assessments.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Contract Holder Deposit Funds

Contract holder deposit funds consist of annuity deposits received from customers for the fixed portion of the variable deferred annuity product, fixed income annuity product with no life contingencies and for policies issued in 2003 and prior, and for the fixed portion of the variable income annuity products with insignificant amounts of life contingent benefits. Liabilities are established in amounts sufficient to meet the estimated future obligations of policies in force.

Reinsurance Deposit and Receivables

The Company reinsures a substantial portion of its life insurance and annuity product risks with other companies. As a result, when the Company records liabilities that are subject to reinsurance, reinsurance deposits and receivables are recorded. The Company remains contingently liable for claims reinsured in the event the reinsurer is unable to meet its obligations. The Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Deferred Policy Acquisition Costs

Costs that vary with and are primarily associated with acquiring new and renewal business have been deferred. The costs consist principally of first-year commissions paid to Fidelity Insurance Agency, Inc. in accordance with contractual agreements as described in Note 8 - Affiliated Company Transactions, and certain expenses for traditional life policy issuance and underwriting. These deferred policy acquisition costs ("DAC") are being amortized over the lifetime of the policy generally estimated as the level term period for the term insurance product and a 30-year period for the variable deferred and immediate annuity products in proportion to gross profits.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality, and contract cancellations (i.e. lapses, withdrawals, internal replacements and surrenders). These assumptions are reviewed on a regular basis and are generally based on the Company's past experience, industry studies, and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross profits to amortize the remaining DAC balances. See Note 9 - Underwriting, Acquisition and Insurance Expenses for additional information regarding amortization of deferred policy acquisition costs.

A significant assumption for the projection of estimated gross profits is the investment return on separate account fund balances. The Company assumes a long term return of 7.5% before fund expenses and other charges. The Company also applies a "Reversion to the Mean" assumption in setting the projected return for the next seven years. The projected return over the next seven years is developed such that the combination of actual and projected returns equals the long term return, and the long term return is projected for the eighth year and beyond. The Company limits the projected return to no greater than 11.5% (before fund expenses and other charges) and no less than approximately 5% (before fund expenses and other charges).

GAAP provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a permanent contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

The Company defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract, by amendment, endorsement or rider to the contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract and any unamortized deferred acquisition costs are written off. There were no changes to the Company's definition of internal replacements or changes in product benefits, features, rights or coverage during 2014, 2013 or 2012. During 2014 and 2013, the Company trued-up for actual lapse and internal replacement activity.

DAC for certain products is adjusted for the impact of unrealized gains and losses on investments as if the gains and losses have been realized with a corresponding credit or charge to accumulated other comprehensive income, net of income taxes.

Property and Equipment

Property, equipment, and computer software are stated at cost less accumulated depreciation or amortization. Depreciation or amortization is provided using the straight-line method over the estimated useful lives of the assets ranging from three years to ten years.

Software includes certain costs incurred for purchasing and developing software for internal use and is amortized over estimated useful lives, generally three years.

Income Taxes

The Company files a consolidated federal income tax return with FILI. Under a tax sharing agreement, each company is charged or credited its share of taxes as determined on a separate company basis. Tax benefits are credited with respect to taxable losses to the extent such losses are utilized by the consolidated group. Intercompany tax balances are settled within 30 days of the actual tax payment.

The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the current enacted tax rates.

The Company recognizes the benefit of uncertain tax positions only when the position is "more likely than not" to be sustained by the tax authorities.

Adoption of New Accounting Pronouncements

In February 2013, the Financial Accounting Standards Board ("FASB") issued new guidance that requires companies to present information about the reclassification adjustments from accumulated comprehensive income in a single note or on the face of the financial statements. The Company adopted this guidance effective January 1, 2013. The information required by this guidance was previously included in the statements of comprehensive income and therefore, the adoption of this guidance did not have a material impact on the financial statements.

On January 1, 2013, the Company adopted new guidance issued by the FASB, requiring companies to disclose both gross and net information about certain financial instruments including derivatives, resale and repurchase agreements, and securities lending transactions to the extent that they are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement. This guidance was effective for the Company beginning January 1, 2013 with retrospective application required. The Company's adoption of this guidance did not have an impact on the financial statements.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Future Adoption of Accounting Pronouncements

In May 2014, the FASB issued new guidance on revenue recognition, which establishes a principles-based model that provides a single framework for recognizing revenue from contracts with customers. The guidance will be effective for the Company beginning January 1, 2017. The Company is currently evaluating the impact this guidance will have on the financial statements.

In April 2014, the FASB issued new guidance clarifying the scope of what should be reported as discontinued operations and providing new disclosure requirements. The guidance is effective for the Company beginning January 1, 2015. The Company is currently evaluating the impact this guidance will have on the financial statements.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

3. GUARANTEED BENEFITS:

The Company establishes a liability for variable annuity contracts that contain death or other insurance benefit guarantees. Certain of the variable annuity contracts issued by the Company offer guaranteed minimum death or guaranteed minimum withdrawal benefits that settle only upon an insurable event, such as death, or, are life contingent.

Guaranteed Minimum Death Benefits

The Company has certain variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contract holders with a default guarantee that the benefit received at death will be no less than a prescribed minimum amount. Upon death of the annuitant prior to age 85, the death benefit is the greater of the contract value and total premiums, adjusted for withdrawals. For an additional charge, the death benefit is the greater of the default guaranteed death benefit and the highest contract value as of any prior anniversary, prior to age 80, adjusted for any additional payments or withdrawals. The optional rider is no longer offered to new customers, effective January 1, 2003. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference. The Company's current variable annuity contract does not offer a GMDB feature.

The following summarizes the liability for GMDB contracts reflected in the general account:

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

3. GUARANTEED BENEFITS (CONTINUED):

The reinsurance recoverables associated with the GMDB were $359 and $491 at December 31, 2014 and 2013, respectively. The following information relates to the reserving methodology and assumptions for developing the GMDB policy benefit liability:

  The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.
  The mean investment return assumptions, prior to the consideration of mortality and expense fees, vary from 3.8% to 11.5% depending on the underlying fund type.
  The projection model employs a mean reversion adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.
  The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.
  The mortality assumption is 65% of the 1994 Variable Annuity MGDB Mortality Table.
  The base lapse rate and partial withdrawal assumptions vary from 5.5% to 7.5% and 1.5% to 3.0%, respectively, depending on contract type and policy duration.
  The lapse rate for anticipated internal replacements is 3.8%.
  The discount rate is 6.83%.

The table below represents the account value, net amount at risk, and average attained age of underlying contract holders for guarantees in the event of death as of December 31, 2014 and 2013. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contract holders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

Guaranteed Minimum Withdrawal Benefits

The Company issued a variable annuity contract with a guaranteed minimum withdrawal benefit feature. The GMWB feature provides annuity contract holders with income payments that are guaranteed for life. The withdrawal feature allows for guaranteed withdrawals beginning with age 59 ½ for the life of the contract holder based on a preset withdrawal percentage as defined in the contract. The contract holder is eligible to take the withdrawal benefit each year until there is no longer any living annuitant. In addition, the contract has a ratchet feature where the withdrawal value is increased to the greater of the contract value or withdrawal value on each anniversary. If the contract value is below the withdrawal value, the withdrawal value will not change.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

3. GUARANTEED BENEFITS (CONTINUED):

The following summarizes the liability for GMWB contracts reflected in the general account:

For contracts issued prior to January 1, 2009, the Company has reinsurance coverage for 100% of its GMWB provisions. Effective January 1, 2009, the Company entered into a reinsurance agreement with a reinsurer to reinsure 90% of GMWB product sales during calendar year 2009. Effective March 31, 2009, the GMWB product closed to new business. Consequently, the aforementioned reinsurance agreement terminated for new business effective March 31, 2009.

The reinsurance recoverables associated with GMWB were $246 and $206 at December 31, 2014 and 2013, respectively.

The following information relates to the reserve methodology and assumptions for developing the GMWB policy benefit liability:

  The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.
  The mean investment return assumptions for the stochastic scenarios, before fund expenses and other charges, vary from 3.8% to 11.5% depending on the underlying fund type.
  The projection model employs a mean reversion additive adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.
  The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.
  Separate benefit ratios were calculated for single life and joint life policies.
  For contract holders not yet taking withdrawals, the GMWB withdrawal waiting period is defined as the later of 8 ½ years from issue and age 59 ½.
  The mortality assumption is the Annuity 2000 Mortality Table.
  The lapse rates range from 2% to 7% with dynamic lapse reduction for contracts in the money.
  The discount rate is 6.425%, adjusted for maintenance and expense charges.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

3. GUARANTEED BENEFITS (CONTINUED):

The table below displays the account value and guaranteed withdrawal value at December 31, 2014 and 2013:

4. INVESTMENTS:

The components of net investment income were as follows:

Gross realized gains and losses from the sales of debt securities were as follows:

There were no realized investment losses as a result of other than temporary impairments in 2014, 2013 or 2012. There were no debt securities that were non-income producing for 2014, 2013 or 2012, respectively.

Net unrealized investment gains on available-for-sale securities carried at fair value and the related impact on DAC and deferred income taxes as of December 31 were as follows:

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

4. INVESTMENTS (CONTINUED):

Debt securities that were in a continuous unrealized loss position as of December 31, 2014 were as follows:

Debt securities that were in a continuous unrealized loss position as of December 31, 2013 were as follows:

The Company evaluates declines in fair values below cost for its investments. Based on the Company's review of the issuers' continued compliance with the securities' obligations in accordance with their contractual terms, management's intent was not to sell these securities, and it was not more likely than not the Company would be required to sell before recovery, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that declines in the fair value of the securities above were temporary as of December 31, 2014 and 2013. The securities are investment grade fixed maturities with fair values at or greater than 98% of amortized cost at December 31, 2014. The decline in fair value was primarily the result of an increase in interest rates from the securities purchase date.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

4. INVESTMENTS (CONTINUED):

The amortized cost and estimated fair value of debt securities and by type of issuer were as follows:

The amortized cost and fair value of debt securities at December 31, 2014, by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

At December 31, 2014 and 2013, there were no contractual investment commitments. There were no significant concentrations of debt securities by issuer or by industry, other than U.S. Treasury securities.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

4. INVESTMENTS (CONTINUED):

At December 31, 2014, the amortized cost and fair value of a security on deposit with the State of New York was $390 and $393, respectively. At December 31, 2013, the amortized cost and fair value of a security on deposit with the State of New York was $400 and $404, respectively.

5. FAIR VALUE MEASUREMENTS:

The Company categorizes the financial assets and liabilities carried at fair value in its balance sheets based upon a three-level valuation hierarchy. The Company carries the following financial instruments at fair value in the Company's financial statements: fixed maturities, short-term investments such as money market funds, and separate account assets. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

  Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market.
  Level 2 - Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.
  Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect management's judgment about the assumptions that a market participant would use in pricing the asset or liability and are based on the best available information, some of which is internally developed.

The Company's available-for-sale debt securities use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information. While the Company obtains values for the debt securities it holds from independent pricing services, it is ultimately management's responsibility to determine whether the value obtained and recorded to the financial statements are representative of fair value.

Cash equivalents are reported at fair value on a recurring basis and include money market instruments. Fair values of these cash equivalents may be determined using public quotations which are reflected in Level 1.

Separate account assets are invested in mutual funds whose value is based on the underlying net asset value of these funds. Open ended mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

5. FAIR VALUE MEASUREMENTS (CONTINUED):

The following fair value hierarchy table presents information about the Company's assets measured at fair value on a recurring basis as of December 31, 2014:

The following fair value hierarchy table presents information about the Company's assets measured at fair value on a recurring basis as of December 31, 2013:

There were no transfers between Level 1 and Level 2 during 2014 or 2013. There were no Level 3 assets held by the Company during 2014 or 2013. There were no transfers into or out of Level 3 during 2014 or 2013.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

5. FAIR VALUE MEASUREMENTS (CONTINUED):

Financial Instruments Not Carried at Fair Value

Certain financial instruments are not measured at fair value in the financial statements but are disclosed if it is practicable to estimate such values. The following include disclosures for other financial instruments not carried at fair value and not included in the above discussion at December 31 was as follows:

Policy Loans

Policy loans are carried at outstanding principal balances, not in excess of policy cash surrender value. These loans are an integral part of the insurance products and have no maturity dates. Consequently, the outstanding principal balance is considered to be a reasonable estimate of the fair value of policy loans.

Reinsurance Deposit and Receivables

Fair values for certain of the Company's reinsurance deposits for the fixed portion of the variable annuities contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

Contract Holder Deposit Funds

Fair value for the Company's contract holder deposit fund liabilities for the fixed portion of the variable annuity contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates. The fixed portion of variable deferred annuity products is carried at account value and can be withdrawn without prior notice pursuant to the terms of the annuity contract. The fixed portion is an integral part of the contract and consequently, the account value is considered to be a reasonable estimate of the fair value of the contract.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

6. INCOME TAXES:

The components of the provision for income taxes attributable to operations were as follows:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Life insurance corporations in New York remain subject to a franchise tax. However, for tax years beginning on or after January 1, 2003, in no event may the franchise tax on life insurance corporations, computed prior to the application of tax credits, be less than 1.5% of premiums or more than 2.0% of premiums. Accordingly, state deferred taxes are no longer recorded for EFILI, as EFILI believes that the reversal of temporary differences will have no impact on the state income tax that EFILI will pay in the future.

Significant components of the Company's net deferred tax liability were as follows:

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follow:

The Company paid FILI net federal and state income taxes of $2,100, $900, and $1,825 in 2014, 2013, and 2012, respectively, related to the Company's separate-company basis net operating results for the year.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

6. INCOME TAXES (CONTINUED):

The Company recognizes uncertain tax positions that have a greater than 50% likelihood of being sustained upon examination by the taxing authorities. As a result, the Company applies a more-likely-than not recognition threshold for all tax uncertainties. The Company's management believes that adequate provision has been made in the financial statements for any potential tax uncertainties.

Currently, the Company only files income tax returns in the United States. The Company is not currently under examination and is no longer subject to U.S. federal or state tax for years before 2013. The Company is not currently under examination for the income tax filings in any other jurisdictions. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustment that will result in a material adverse effect on the Company's financial condition, results of operations, or cash flows. Therefore, no reserves for uncertain tax positions have been recorded.

In its Revenue Ruling 2007-61 issued on September 25, 2007, the Internal Revenue Service ("IRS") announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that proposes to change accepted industry and IRS interpretations of the status governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives.

Management believes that it is highly likely that any such regulations would apply prospectively only. The Company has recorded benefits of $570, $850, and $648 during 2014, 2013 and 2012, respectively, related to the separate account DRD.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

7. STOCKHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS:

Generally, the net assets of the Company available for payment as dividends to FILI are limited to the excess of the Company's net assets, as determined in accordance with statutory accounting practices, over minimum statutory capital requirements; however, payments of such amounts as dividends may be subject to approval by regulatory authorities. Under the Insurance Code of the State of New York, dividends to shareholders are limited to the lesser of the Company's net gain from operations for the year ended on the preceding December 31, or 10% of the Company's surplus held for policyholders as of the preceding December 31. No dividends have been paid or declared during 2014, 2013 or 2012, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New York Insurance Department which vary with GAAP in certain respects. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. The principal differences with GAAP are that statutory financial statements do not reflect DAC; recognition of deferred income tax assets are limited; bonds are generally carried at amortized cost; insurance liabilities are presented net of reinsurance assets; and future policy benefit liabilities are estimated using different actuarial assumptions. The Company does not rely on the use of any permitted statutory accounting practices.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

7. STOCKHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS (CONTINUED):

Net income and capital and surplus as determined in accordance with statutory accounting practices were as follows:

8. AFFILIATED COMPANY TRANSACTIONS:

The Company has a services agreement with Fidelity Investments Institutional Operations Company, Inc. and Fidelity Distributors Corporation, both wholly-owned subsidiaries of FMR LLC, under which the Company provides certain shareholder account services (recordkeeping and customer reporting, customer support, and preparing/distributing marketing materials) with respect to Investor Class shares of the Fidelity variable insurance product funds. The Company earned fees of $5,009, $4,204 and $3,721 in 2014, 2013 and 2012, respectively, under these agreements. These fees are included in fund administration fees in the Statements of Consolidated Income.

The Company's insurance contracts are distributed through Fidelity Brokerage Services LLC, Fidelity Insurance Agency, Inc. ("FIA"), and Fidelity Investments Institutional Services Company, Inc., all of which are wholly-owned subsidiaries of FMR LLC. The Company has an agreement with FIA under which the Company pays FIA sales compensation of 3% of annuity payments received for its variable deferred and immediate annuity contracts. The Company pays FIA 37.5% of term life insurance first-year premiums. The Company compensated FIA in the amount of $4,854, $5,992, and $5,493 in 2014, 2013, and 2012, respectively.

The Company has administrative services agreements with FILI and FMR LLC and its subsidiaries whereby certain administrative and other services are provided for the Company. The Company paid FILI and FMR LLC and its subsidiaries $3,111, $3,566, and $3,352 in 2014, 2013, and 2012, respectively, for such services. Intercompany balances with FMR LLC and its subsidiaries are settled within 30 days.

The Company has an agreement with Pyramis Global Advisors Trust Company ("Pyramis") to provide investment and managerial advice. The Company incurred charges of $358, $300, and $259 in 2014, 2013, and 2012 respectively for such services.

FMR LLC sponsors a trusteed Profit-Sharing Plan covering substantially all eligible Company employees. Payments are made to the trustee by FMR LLC annually for the Profit-Sharing Plan. FMR LLC's policy is to fund all costs accrued and to charge each subsidiary for its share of the cost. The costs charged to the Company were $133, $154, and $154 in 2014, 2013 and 2012, respectively.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

9. UNDERWRITING, ACQUISITION AND INSURANCE EXPENSES:

Underwriting, acquisition and insurance expenses were as follows:

Amortization of deferred policy acquisition costs is adjusted periodically as estimates of future gross profits are revised to reflect actual experience. In 2014, 2013 and 2012, the Company decreased amortization by $1,590, $2,534, and $1,920 respectively, to reflect actual experience for investment performance, persistency (including internal replacements), administrative expenses and inflation assumptions. This adjustment has been reflected in amortization expense.

10. REINSURANCE:

The Company retains a maximum coverage per individual life of $25 plus 30% of the excess over $25 with a maximum initial retention not to exceed $100 for its life insurance business issued before March 1, 2008. The Company retains a flat $100 per individual life for its life business issued on and after March 1, 2008. The Company reinsures certain guarantee provisions and mortality on its annuity contracts and portions of annuity income that are fixed. The Company reinsures substantially all of its GMDB provisions for business issued prior to July 1, 2001 with various reinsurers. The Company reinsures 100% of its GMWB provisions issued prior to January 1, 2009 and 90% for business issued on or after January 1, 2009. The GMWB product and associated reinsurance contract were discontinued for new business effective March 31, 2009.

The Company has entered into 100% coinsurance agreements for its fixed guaranteed income annuity product and for the fixed portion of the variable income annuity product with two reinsurers. Sales of these two products were discontinued in May 2008. The Company is subject to concentration of risk with respect to these reinsurance agreements. The receivable from each reinsurer is accounted for as a deposit asset and is recorded in reinsurance deposit and receivables, while the liability related to the underlying annuity contracts with no life contingencies is accounted for as a deposit liability and is recorded in contract holder deposit funds. Under these reinsurance agreements, the Company receives a front end ceding expense allowance ranging from 2.5% to 3.5% of premiums and an annual allowance of a percentage of assets ranging from 0.12% to 0.60%. Revenue from the reinsurance agreements and benefit expense from the underlying annuity contracts is recognized over the lives of the underlying contracts.

The Company reinsures substantially all of the fixed income annuities which arise through the annuitization of deferred annuity products if annuitization is prior to June 1, 2009. The Company retains 100% of the risk for annuitizations of deferred annuity products where annuitization occurs on or after June 1, 2009.

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

10. REINSURANCE (CONTINUED):

Financial information related to the two coinsurance agreements was as follows:

The Company's deposit assets under the reinsurance agreement with Principal Life Insurance Company is partially secured by investments held in a collateral account which offers the Company additional protection and minimizes the risk of loss to the Company that could result from failure of this reinsurer.

Additional information on direct business written and reinsurance ceded for the years ended December 31, was as follows:

11. COMMITMENTS AND CONTINGENCIES:

The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse effect on stockholder's equity or net income.

Regulatory Matters

Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years.

12. SUBSEQUENT EVENTS:

The Company has evaluated subsequent events from the balance sheet date through the date of this report and did not identify any events that would require adjustments to, or disclosure in, the financial statements.

Item 26. Exhibits

e) Incorporated by reference to the initial filing of this registration statement dated July 20, 2004.

f) Not Applicable

g) Form of Underwriting Contracts are incorporated herein by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 33-103174 filed on October 31, 2003.

h) Incorporated by reference to the Pre-Effective Amendment No. 2 Registration Statement No. 333-117572 filed on December 22, 2004.

e) Form of Applications are incorporated herein by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 33-103174 filed on October 31, 2003.

f) Certification of Incorporation and By-laws:

(1) Articles of Domestication of Empire Fidelity Investment Life Insurance Company, are incorporated herein by reference to the initial Registration Statement of the Separate Account (Registration No.33-42376) Post-Effective Amendment No. 5 filed on April 25, 1997.

(2) Amended By-laws of Empire Fidelity Investments Life Insurance Company, incorporated by reference from post effective amendment No. 5 to Registration Statement No. 33-42376 filed on April 25, 1997.

g) Form of Reinsurance Contracts are incorporated herein by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 33-103174 filed on October 31, 2003.

h) Participation Agreement among Empire Fidelity Investments Life, Variable Insurance Products Fund and Fidelity Distributors Corporation are incorporated by reference from Post-effective Amendment No 5. to Registration Statement No. 33-42376 filed electronically on April 27, 1997.

Participation Agreement among Empire Fidelity Investments Life, Variable Insurance Products Fund II and Fidelity Distributors Corporation are incorporated by reference from Post-effective Amendment No 5. to Registration Statement No. 33-42376 filed electronically on April 27, 1997.

Participation Agreement among Empire Fidelity Investments Life, Variable Insurance Products Fund III and Fidelity Distributors Corporation are incorporated by reference from Post-effective Amendment No. 5 to Registration Statement No. 33-42376 filed electronically on April 27, 1997.

Participation Agreement among Empire Fidelity Investments Life, Variable Insurance Products Fund IV and Fidelity Distributors Corporation are incorporated by reference from Post-effective Amendment No. 5 to Registration Statement No. 33-42376 filed electronically on April 27, 1997.

Form of Participation Agreement between Empire Fidelity Investments Life and MORGAN STANLEY UNIVERSAL FUNDS, INC. (the "Fund"), and MORGAN STANLEY ASSET MANAGEMENT INC. and MILLER ANDERSON & SHERRERD, LLP (the "Advisers") are incorporated by reference to Post-Effective Amendment No. 7 on Registration Form 33-42376 filed on August 25, 1997.
Amendment to Participation Agreement between Empire Fidelity Investments Life and The Universal Institutional Funds, Inc. (formerly, Morgan Stanley Universal Funds, Inc.) (the "Fund") and Morgan Stanley Investment Management Inc. (formerly, Morgan Stanley Asset Management, Inc.) (the "Adviser") are incorporated by reference from Post-Effective Amendment No. 2 to Registration Statement No. 333-117572 filed December 22, 2004.

Form of Participation agreement between Empire Fidelity Investments Life and Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. ("Fund") are incorporated by reference from Post-Effective Amendment No. 19 to Registration Statement No. 33-42376 filed April 27, 2006.

Form of Participation agreement between Empire Fidelity Investments Life and Credit Suisse formerly Warburg, Pincus Trust, (the "Fund"); Warburg Pincus Counsellors, Inc. (the "Adviser"); and Counsellors Securities, Inc. are incorporated by reference from Post-Effective Amendment No. 7 to Registration Statement No. 33-42376 filed April 28, 1998.

Amendment to Participation Agreement between Empire Fidelity Investments Life and Credit Suisse (formerly Warburg, Pincus Trust, (the "Fund"); Warburg Pincus Counsellors, Inc. (the "Adviser"); and Counsellors Securities, Inc. are incorporated by reference from Post-Effective Amendment No. 2 to Registration Statement No. 333-117572 filed December 22, 2004.

i) Form of Administrative Contracts are incorporated herein by reference from the Pre-Effective Amendment No. 2 to Registration Statement No. 33-103174 filed on October 31, 2003.

j) Other Material Contracts are incorporated by reference from the Pre-Effective Amendment No. 2 to Registration Statement No. 33-103174 filed on October 31, 2003.

k) Legal opinion and consent of Edward M. Shea, filed herein as Exhibit 26(k)

l) Not Applicable

m) Not Applicable

n) Written consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 26(n)

o) Incorporated by reference to the Pre-Effective Amendment No. 2 Registration Statement No. 333-117572 filed on December 22,2004.

p) Not Applicable

q) Incorporated by reference from Pre-Effective Amendment No. 1 to this registration statement dated December 17, 2004.

Item 27. Directors and Officers of Depositor

Directors of Empire Fidelity Investments Life Insurance Company

Cyrus Taraporevala Director & President
Norman L. Ashkenas Director

Kathleen M. Graveline Director

Peter G. Johannsen Director

Malcolm MacKay Director

Kathleen A. Murphy Director

Rodney R. Rhoda Director

Roger T. Servison Director

Jon J. Skillman Director

Floyd L. Smith Director
Derek L Young Director

Executive Officers who are not Directors

William J. Johnson Jr. Executive Vice President, Investment Product Development and Risk
Management and Actuary
David A. Golino Senior Vice President and Chief Financial Officer
Robert J. Cummings Senior Vice President, Client Services and Sales
Robert Brown Senior Vice President, Channel Development
Brett Wollam Vice President, Marketing
Deborah Walsh Senior Vice President, Systems and Technology
Miles Mei Treasurer
Maryann P. Crews Illustration Actuary
Earl F. Martin Appointed Actuary
Felicia F. Tierney Vice President, Human Resources

Brian N. Leary Consumer Services Officer and Chief Compliance Officer

Edward M. Shea Vice President, General Counsel and Secretary

The principal business address for each of the persons listed in Item 27 is 100 Salem Street, Smithfield, Rhode Island 02917.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

The depositor, Empire Fidelity Investments Life Insurance Company, is 100% owned by Fidelity Investments Life Insurance Company, a Utah Corporation. Fidelity Investments Life Insurance Company is 100% owned by FMR LLC. FMR LLC has numerous subsidiaries, including the following financial services providers:

- Fidelity Brokerage Services LLC, a Delaware Company

- Fidelity Distributors Corporation, a Massachusetts Corporation

- Fidelity Workplace Investing LLC, a Delaware Company

- Fidelity Insurance Agency, Inc., a Massachusetts Corporation

- Fidelity Investments Institutional Operations Company, Inc., a Massachusetts Corporation

- Fidelity Investments Institutional Services Company, Inc., a Massachusetts Corporation

- Fidelity Management & Research Company, a Massachusetts Corporation (advisor to the Fidelity Funds including the Variable Insurance Products Funds named in the prospectus)

Item 29. Indemnification.

FMR LLC and its subsidiaries own a directors' and officers' liability reimbursement contract (the "Policies"), issued by National Union Fire Insurance Company, that provides coverage for "Loss" (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Empire Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions, and (5) claims for an accounting of profits in fact made from the purchase or sale by a director or officer of any securities of the insured corporations within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Empire Fidelity Investments Life Insurance Company. A $10 million limit (policy aggregate) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Empire Fidelity Investments Life Insurance Company.

Utah law (Revised Business Corporation Act §16-10a-901 et seq.) provides, in substance, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article XIV of Fidelity's By-Laws, which relates to indemnification of the directors and officers, is as follows:

INDEMNIFICATION OF DIRECTORS, OFFICERS AND PERSONS

ADMINISTERING EMPLOYEE BENEFIT PLANS

Each officer or Director or former officer or Director of the Corporation, and each person who shall, at the Corporation's request, have served as an officer or director of another corporation or as trustee, partner or officer of a trust, partnership or association, and each person who shall, at the Corporation's request, have served in any capacity with respect to any employee benefit plan, whether or not then in office then serving with respect to such employee benefit plan, and the heirs, executors, administrators, successors and assigns of each of them, shall be indemnified by the Corporation against all satisfaction of judgements, in compromise and or as fines or penalties and fees and disbursement of counsel, imposed upon or reasonably incurred by him or them in connection with or arising out of any action, suit or proceeding, by reason of his being or having been such officer, trustee, partner or director, or by reason of any alleged act or omission by him in such capacity or in serving with respect to an employee benefit plan, including the cost of reasonable settlements (other than amounts paid to the Corporation itself) made with a view to curtailment of costs of litigation.

The Corporation shall not, however, indemnify any such person, or his heirs, executors, administrators, successors, or assigns, with respect to any matter as to which his conduct shall be finally adjudged in any such action, suit, or proceedings to constitute willful misconduct or recklessness or to the extent that such matter relates to service with respect to any employee benefit plan, to not be in the best interest of the participants or beneficiaries of such employee benefit plan.

Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit, or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such undertaking may be accepted by the corporation without reference to the financial ability of such person to make repayment.

The foregoing rights of indemnification shall not be exclusive of other rights to which any such director, officer, trustee, partner or person serving with respect to an employee benefit plan may be entitled as a matter of law. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

The Board of Directors may purchase and maintain insurance on behalf of any persons who is or was a Director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another corporation, association, trust or partnership, against any liability incurred by him in any such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director or officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters.

a) Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b) Sriram Subramaniam President, Chief Executive Officer & Director
Michael Durbin Director
Scott Hutzler Director
Kathleen Murphy Director
Richard Lyons Chief Financial Officer & Senior Vice President Donald St. Peter Vice President, Real Estate
Tami R. Rash Treasurer
Norman Ashkenas Chief Compliance Officer
David Forman Chief Legal Officer and Secretary
Peter D. Stahl Assistant Secretary

(c) Commissions and other compensation received by principal underwriter.

No compensation was received by the principal underwriter from the registrant or depositor since this is a new product.

The address for each person named in Item 30 is 900 Salem Street, Smithfield, Rhode Island 02917.

Item 31. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Empire Fidelity Investments Life Insurance Company at 640 Fifth Avenue, New York, New York 10019

Item 32. Management Services

Not applicable

Item 33. Fee Representation

Empire Fidelity Investment Life Insurance Company hereby represents that the aggregate charges under the variable life policy offered by Empire Fidelity Investment Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Empire Fidelity Investment Life Insurance Company.

Item 34. Other

Powers of Attorney

(a) Power of Attorney for Kathleen M. Graveline (Note 1)

(b) Power of Attorney for Peter G. Johannsen (Note 1)

(c) Power of Attorney for Malcolm MacKay (Note 1)

(d) Power of Attorney for Miles Mei (Note 1)

(e) Power of Attorney for Kathleen A. Murphy (Note 1)

(f) Power of Attorney for Rodney R. Rohda (Note 1)

(g) Power of Attorney for Roger T. Servison (Note 1)

(h) Power of Attorney for Jon J. Skillman (Note 1)

(i) Power of Attorney for Cyrus Taraporevala (Note 2)
(j) Power of Attorney for Floyd L. Smith (Note 3)

(Note 1) Incorporated by reference from Post-Effective Amendment No. 6 to this Registration Statement on Form N-4, Registration No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 28, 2010.

(Note 2) Incorporated by reference from Post-Effective Amendment No. 9 to this Registration Statement on Form N-4, Registration No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 29, 2013.

(Note 3) Incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement on Form N-4, Registration No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed on April 29, 2014.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Empire Fidelity Investments Variable Life Account A, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf in the town of Smithfield and the State of Rhode Island, on this 29th day of April, 2015.

EMPIRE FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT A

(Registrant)

By: EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ *	Attest:	/s/ Edward M. Shea
	Cyrus Taraporevala		Edward M. Shea
	President		Secretary

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on this 29th day of April, 2015.

Signature Title

/s/ * )

Cyrus Taraporevala President and Director )

)

/s/ * )

Floyd L. Smith Director )

)

/s/ * )

Kathleen M. Graveline Director )

)

/s/ * )

Peter G. Johannsen Director ) By: /s/ Edward M. Shea ) Edward M. Shea*

/s/ * ) (Attorney-in-Fact)

Miles Mei Treasurer )

)

/s/ * )

Malcolm MacKay Director )

)

/s/ * )

Kathleen A. Murphy Director )

)

/s/ * )

Rodney R. Rohda. Director )

)

/s/ * )

Roger T. Servison Director )

)

/s/ * ) By: /s/ Edward M. Shea

Jon J. Skillman Director ) Edward M. Shea*

) (Attorney-in-Fact)